As filed with the Securities and Exchange Commission on January 3, 2011
1940 Act File No. 811-[____]

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
(Check appropriate box or boxes)

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. __

WELLS FARGO FAMILY OFFICE FUND I, LLC

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Exact Name of Registrant as Specified in Charter

C/O WELLS FARGO ALTERNATIVE ASSET MANAGEMENT, LLC
333 MARKET STREET, 29TH FLOOR
MAC A0119-291
SAN FRANCISCO, CA 94105
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Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

Registrant’s Telephone Number, including Area Code (415) 371-4000
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EILEEN ALDEN
333 MARKET STREET, 29TH FLOOR
MAC A0119-291
SAN FRANCISCO, CA 94105

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Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

GEORGE J. ZORNADA
K&L GATES LLP
STATE STREET FINANCIAL CENTER
ONE LINCOLN STREET
BOSTON, MA  02111

EXPLANATORY NOTE

This Registration Statement of Wells Fargo Family Office Fund I, LLC (the “Registrant”) has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”).  However, interests in the Registrant have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), and such interests will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act.  Investments in the Registrant may only be made by entities or persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of any offer to buy, interests in the Registrant.

Form N-2
CROSS-REFERENCE SHEET
Parts A and B of the Private Placement Memorandum

Items in Part A and B of Form N-2		Location in Private Placement Memorandum

1.	Outside Front Cover	Front Cover Page of Private Placement Memorandum

2.	Cover Pages, Other Offering Information	Front Cover Page of Private Placement Memorandum

3.	Fee Table and Synopsis	Summary of Fees and Expenses

4.	Financial Highlights	Not Applicable

5.	Plan of Distribution	Front Cover Page of Private Placement Memorandum; Memorandum Summary; Distribution Arrangements

6.	Selling Shareholders	Not Applicable

7.	Use of Proceeds	Memorandum Summary; Investment Program of the Funds

8.	General Description of the Registrant	Front Cover Page of Private Placement Memorandum; Memorandum Summary; The Funds; Investment Program of the Funds; Risk Factors; Units and Capital Accounts; Voting

9.	Management	Memorandum Summary; Management; The Adviser; Fees and Expenses; Control Persons; Brokerage

10.	Capital Stock, Long-Term Debt, and other Securities	Repurchases and Transfers of Units; Units and Capital Accounts; Voting; Taxes; Distribution Arrangements

11.	Defaults and Arrears on Senior Securities	Not Applicable

12.	Legal Proceedings	Not Applicable

13.	Statement of Additional Information	Not Applicable

14.	Cover Page	Not Applicable

15.	Table of Contents of SAI	Not Applicable

16.	General Information and History	Memorandum Summary; The Funds

17.	Investment Objective and Policies	Memorandum Summary; Investment Program of the Funds

18.	Management	Memorandum Summary; Management

19.	Control Persons and Principal Holders of Securities	Management; Control Persons

20.	Investment Advisory and Other Services	Memorandum Summary; The Adviser; Fees and Expenses

21.	Portfolio Managers	The Adviser

22.	Brokerage Allocation and Other Practices	Brokerage

23.	Tax Status	Taxes

24.	Financial Statements	Financial Statements

Wells Fargo Family Office Fund I, LLC

Private Placement Memorandum

Effective January 3, 2011

THE UNITS OF LIMITED LIABILITY COMPANY INTERESTS (“UNITS”) IN WELLS FARGO FAMILY OFFICE FUND I, LLC (THE “FUND”) ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“1933 ACT”), IN RELIANCE ON THE PROVISIONS OF REGULATION D UNDER THE 1933 ACT. THE UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND GENERALLY MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTION THEREFROM, AND AS PERMITTED IN THE FUND’S LIMITED LIABILITY COMPANY AGREEMENT (“LLC AGREEMENT”).

INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN UNITS FOR AN INDEFINITE PERIOD OF TIME. TO PROVIDE A LIMITED DEGREE OF LIQUIDITY TO INVESTORS IN THE FUND (“MEMBERS”), THE FUND MAY FROM TIME TO TIME OFFER TO REPURCHASE UNITS FROM MEMBERS. REPURCHASES WILL BE MADE AT SUCH TIMES, IN SUCH AMOUNTS, AND ON SUCH TERMS AS MAY BE DETERMINED BY THE FUND’S BOARD OF MANAGERS, IN ITS SOLE DISCRETION. MEMBERS DO NOT HAVE THE RIGHT TO REQUIRE THE FUND TO REDEEM ANY OR ALL OF THEIR UNITS.

PROSPECTIVE INVESTORS IN THE FUND SHOULD INFORM THEMSELVES AS TO THE LEGAL REQUIREMENTS AND TAX CONSEQUENCES OF THE ACQUISITION, HOLDING AND DISPOSAL OF UNITS. IF YOU ARE IN DOUBT ABOUT THE CONTENTS OF THIS PRIVATE PLACEMENT MEMORANDUM (“MEMORANDUM”), YOU SHOULD CONSULT YOUR ATTORNEY, ACCOUNTANT OR OTHER FINANCIAL ADVISER.

THE FUND IS REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY UPON THEIR OWN EXAMINATION OF THE FUND AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. ALTHOUGH UNITS ARE NOT REGISTERED UNDER THE 1933 ACT, THIS MEMORANDUM HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”). HOWEVER, NONE OF THE SEC, ANY OTHER STATE OR FEDERAL GOVERNMENTAL AGENCY OR ANY NATIONAL SECURITIES EXCHANGE OR ANY GOVERNMENTAL AGENCY OR EXCHANGE OF ANY OTHER JURISDICTION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM OR THE MERITS OF AN INVESTMENT IN THE UNITS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENCE.

UNITS ARE SUITABLE ONLY FOR SOPHISTICATED INVESTORS FOR WHOM AN INVESTMENT IN THE FUND DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM AND WHO FULLY UNDERSTAND AND ARE WILLING TO ASSUME THE RISKS INVOLVED IN THE FUND’S INVESTMENT STRATEGY. THE FUND’S INVESTMENT PRACTICES, BY THEIR NATURE, MAY BE CONSIDERED TO INVOLVE A HIGH DEGREE OF RISK. IT IS POSSIBLE THAT A MEMBER MAY LOSE SOME OR ALL OF ITS INVESTMENT AND THAT THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE.  SHORT-TERM PROSPECTIVE MEMBERS, PROSPECTIVE MEMBERS WITH IMMEDIATE LIQUIDITY NEEDS AND PROSPECTIVE MEMBERS WHO CANNOT BEAR THE LOSS OF SOME OR ALL OF THEIR INVESTMENT OR THE RISKS ASSOCIATED WITH THE LIMITED LIQUIDITY OF AN INVESTMENT IN THE FUND SHOULD NOT INVEST IN THE FUND. SEE “INVESTMENT PROGRAM OF THE FUND” AND “RISK FACTORS” FOR MORE INFORMATION.

THE CONTENTS OF THIS MEMORANDUM SHOULD NOT BE CONSIDERED LEGAL OR TAX ADVICE, AND PROSPECTIVE INVESTORS SHOULD CONSULT WITH THEIR OWN COUNSEL AND FINANCIAL ADVISERS AS TO ALL MATTERS CONCERNING AN INVESTMENT IN UNITS. THE TERMS OF THIS MEMORANDUM ARE QUALIFIED IN THEIR ENTIRETY BY THE FUND’S LIMITED LIABILITY COMPANY AGREEMENT.

NO PERSON OTHER THAN WELLS FARGO ALTERNATIVE ASSET MANAGEMENT, LLC (THE “ADVISER”) HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATION, OR GIVE ANY INFORMATION, WITH RESPECT TO THE FUND, EXCEPT THE INFORMATION CONTAINED HEREIN AND IN OTHER DOCUMENTS DISTRIBUTED BY THE ADVISER AND ANY PLACEMENT AGENT FOR THE FUND. ANY OTHER SUCH REPRESENTATIONS OR INFORMATION, IF GIVEN, MAY NOT BE RELIED UPON.

THIS MEMORANDUM, INCLUDING ALL EXHIBITS, IS CONFIDENTIAL AND MAY NOT BE DUPLICATED OR REPRODUCED IN ANY FASHION.

EACH PROSPECTIVE INVESTOR IS INVITED TO MEET WITH REPRESENTATIVES OF THE FUND OR THE ADVISER TO DISCUSS WITH THEM, AND TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THEM, CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING OF UNITS, AND TO OBTAIN ANY ADDITIONAL INFORMATION, TO THE EXTENT THAT ANY OF THOSE PERSONS POSSESSES THAT INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, NECESSARY TO VERIFY THE INFORMATION CONTAINED HEREIN.

THERE WILL BE NO PUBLIC OFFERING OF THE UNITS. NO OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY THE UNITS IS BEING MADE IN ANY JURISDICTION IN WHICH THAT OFFER OR SOLICITATION WOULD BE UNLAWFUL.

i

TABLE OF CONTENTS

Page

MEMORANDUM SUMMARY	1
The Fund	1
The Fund’s Investment Objectives and Principal Strategies	1
The Investment Adviser	3
Management Fee	4
Distribution and Investor Services Fee	4
Administrator	4
Custodian	4
Organizational Expenses	4
Underlying Investment Fund Fees	5
Investor Eligibility	5
Member Suitability	5
Borrowing and Use of Leverage	5
The Offerings	5
Closed-End Fund Structure: Limited Liquidity and Transfer Restrictions	6
Tender Offers and Other Repurchases of Units by the Fund	6
Distribution Policy	7
Allocation of Profit and Loss	7
Provision of Tax Information to Members	7
Taxation	7
Fiscal Year	7
Risk Factors	7
SUMMARY OF FEES AND EXPENSES	11
Example	12
THE FUND	13
General	13
The Master Fund	13
Structure	13
INVESTMENT PROGRAM OF THE FUND	14
Investment Objective	14
Investment Strategies	16
Fundamental Investment Policies	19
Leverage	20
UNDERLYING FUND RISK FACTORS	20
Principal Risks Relating to the Fund’s Structure	20
Principal Risks Relating to the Underlying Funds	27
Limits of Risk Disclosures	36
MANAGEMENT	36
The Boards of Managers of the Fund and the Master Fund	36
THE ADVISER	40
General	40
Compensation	42
Ownership	42
FEES AND EXPENSES	42
The Advisory Agreement	42
Administrative, Accounting, Custody, Transfer Agent and Registrar Services	43
Underlying Fund Fees	43
Other Expenses of the Fund and the Master Fund	44
CONTROL PERSONS	45
SUBSCRIPTIONS FOR UNITS	45
Subscription Terms	45
Member Qualifications	45

ii

REPURCHASES AND TRANSFERS OF UNITS	47
No Right of Redemption	47
Repurchases of Units	47
Repurchase Procedures	48
Mandatory Repurchase by the Fund	49
Transfers of Units	49
CALCULATION OF NET ASSET VALUE	50
UNITS AND CAPITAL ACCOUNTS	53
General	53
Allocation of Net Profits and Losses	54
Allocation of Special Items	54
Reserves	54
VOTING	54
PARTICIPATION IN INVESTMENT OPPORTUNITIES	55
OTHER MATTERS	56
TAXES	56
Classification of the Fund and the Master Fund	56
EMPLOYEE BENEFIT PLAN CONSIDERATIONS	64
General	64
Investment Considerations	64
Prohibited Transactions	64
“Plan Assets”	65
CODE OF ETHICS	65
BROKERAGE	66
DISTRIBUTION ARRANGEMENTS	66
General	66
Purchase Terms	66
SUMMARY OF LLC AGREEMENT	67
Liability of Members and Managers	67
Duty of Care	67
Power of Attorney	67
Term, Dissolution and Liquidation	67
Voting	68
Reports to Members	68
Fiscal Year	69
ACCOUNTANTS AND LEGAL COUNSEL	69
FINANCIAL STATEMENTS	69
GENERAL INFORMATION	69

iii

MEMORANDUM SUMMARY

The following is only a summary of this private placement memorandum (the “Memorandum”) and does not contain all of the information that you should consider before investing in WELLS FARGO FAMILY OFFICE FUND I, LLC (the “Fund”). You should review the more detailed information contained in this Memorandum.

The Fund

The Fund is a newly formed Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company.  Wells Fargo Alternative Asset Management, LLC, a Delaware limited liability company (the “Adviser” or “WFAAM”), is the investment adviser to the Fund.

The Fund is a feeder fund that directly invests substantially all of its investable assets in Wells Fargo Family Office Master Fund, LLC (the “Master Fund”).  The Master Fund invests in private investment funds (“Underlying Funds”).

See “THE FUND” for more information.

Units of limited liability company interest in the Fund (“Units”) are only available to be purchased by “accredited investor,” as defined in Regulation D under the Securities Act of 1933, as amended (the “1933 Act”) (“Eligible Investors.”)  The Fund is designed solely for investment by taxable investors.  The minimum investment in the Fund is $100,000.

Eligible Investors who purchase Units of the Fund and other persons who acquire Units and are admitted to the Fund by the Fund’s Board of Managers (the “Board”) will become members of the Fund (the “Members”).

The Fund’s Board has overall responsibility for the management and supervision of the operations of the Fund.  The same individuals serve as managers (individually, a “Manager” and, collectively, the “Managers”) on the Fund’s Board and on the Master Fund’s board of managers (the “Master Fund Board”). The Managers serving on the Fund’s Board have been elected by the Members of the Fund.  A majority of the Managers on the Board and on the Master Fund Board are persons who are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.  See “MANAGEMENT – The Boards of Managers of the Fund and the Master Fund” for more information.

The Fund’s Investment Objectives and Principal Strategies

The Fund invests substantially all of its investable assets in the Master Fund.  The Master Fund shares the same investment objective as the Fund.

The Fund’s Investment Objective

The Fund’s investment objective is to provide returns over a full market cycle above those of the hedge fund industry, as represented by the HFRX Global Hedge Fund Index, an unmanaged index representative of the overall composition of the hedge fund universe, with lower volatility than the broad equity markets and an emphasis on downside risk protection, by allocating investments among a globally diversified portfolio of hedge fund strategy exposures. See “INVESTMENT PROGRAM OF THE FUND” for more information.

Selection of Underlying Funds

WFAAM seeks to achieve the Fund’s investment objective by investing in the Master Fund.  The Master Fund invests in private investment funds (“Underlying Funds”) that pursue different investment strategies and are managed by different investment advisers or investment managers (each, an “Underlying Fund Manager”).  Underlying Fund Managers are not expected to be affiliated with WFAAM and WFAAM is not expected to have any control or influence over Underlying Funds or Underlying Fund Managers.

WFAAM generally will allocate at least 75% of the Master Fund’s assets to Underlying Funds (“Approved Funds”) that have been approved for investment within Wells Fargo Family Wealth (“WFFW”), a division of Wells Fargo Bank N.A.,, but reserves the right to allocate up to 100% of the Master Fund’s assets to Underlying Funds that are not Approved Funds.  There are currently over 20 Approved Funds, a number which is expected to vary over time.

While most Underlying Funds are expected to be independent of each other, the Master Fund may make investments in Underlying Funds that are part of a fund platform and share a common fund administrator, custodian and/or trustee.  The Advisor anticipates investing in Underlying Funds that are part of such a platform in order to supplement investment strategy exposure and breadth beyond that available through the Approved Funds, as well as to enhance the overall liquidity of the Master Fund.

WFAAM actively allocates, and from time to time reallocates, the Master Fund’s assets among the Underlying Funds utilizing proprietary methodologies that take into consideration market and economic conditions that historically have favored certain hedge strategies over others.  In doing so, the Master Fund may increase or decrease the number of Underlying Funds receiving allocations (or change the allocation of Master Fund assets among existing Underlying Funds). Under normal circumstances the Master Fund will hold investments in between 10 and 35 Underlying Funds.  The Adviser cannot, however, provide any assurance that the number of investment strategies and/or Underlying Funds will remain at any particular level.   WFAAM does not currently intend to cause the Master Fund to invest directly in derivatives, although, as described below, the Master Fund may invest in Underlying Funds that utilize derivatives.

WFAAM reserves the right to retain assets at the Master Fund level and to invest assets of the Master Fund in Securities and assets other than interests in Underlying Funds.  Although WFAAM presently intends to invest substantially all of the Master Fund’s assets in Underlying Funds, WFAAM will provide prior notice to the Members of the Fund if WFAAM intends, for a period of at least 30 days, to invest less than 50% of the Master Fund’s net assets in Underlying Funds.

There can be no assurance that the Fund or the Master Fund will achieve its investment objective or avoid substantial losses.  An investor should not make an investment in the Fund with the expectation of sheltering income or receiving cash distributions.  Investors are urged to consult with their personal advisers in connection with any investment in the Fund.

It is expected that the Underlying Funds in which the Master Fund invests will not be registered under the 1940 Act.

The Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments, shares of money market funds, or overnight repurchase agreements, or may hold its assets as cash.  The Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes.

The Master Fund may invest in Underlying Funds that purchase and sell futures contracts and options on futures contracts. The Adviser is exempt from registering as a “commodity trading advisor” with the CFTC under CFTC Rule 4.14(a)(8), and the Fund and Master Fund each are exempt from registering as a “commodity pool operator” pursuant to CFTC Rule 4.5.

The Fund’s investment program is speculative and entails substantial risks.  There can be no assurance that the investment objectives of the Fund, the Master Fund or any Underlying Fund will be achieved or that their investment programs will be successful.  In particular, use of leverage, short sales and derivative transactions by Underlying Fund Managers, and limited diversification can, in certain circumstances, result in significant losses to the Fund.  Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.  Investors in the Fund could lose some or all of their investment.

See “INVESTMENT PROGRAM OF THE FUND” and “RISK FACTORS” for more information.

Master Fund’s Principal Investment Strategies

The following summaries are intended to categorize certain of the investment strategies represented by the Underlying Funds to be considered by WFAAM.  The summaries are solely representative and should not be understood to characterize or limit the investment strategies available to the Master Fund.  The Master Fund also may focus investment at times in certain Underlying Funds.  WFAAM intends, from time to time, to reallocate investments among the investment strategies described below and other investment strategies that may or may not fall within the scope of the discussion below.

Convertible Arbitrage.  “Convertible arbitrage” involves hedging market risk by taking offsetting positions (long and short), often in different securities, of the same issuer.  This strategy focuses on obtaining returns with low or no correlation to both the equity and bond markets.  This strategy’s expected volatility is low.

Distressed Securities.  “Distressed securities” are securities and other obligations of companies that are encountering significant financial or business difficulties.  Underlying Funds investing in, or selling short, distressed securities seek profit opportunities arising from inefficiencies in the market for such securities and other obligations.  Investment returns generally are not dependent on the direction of the markets, and have a low to moderate expected volatility.

Equity Hedge.  “Equity Hedge,” also known as long/short equity, combines core long holdings of equities with short sales of stock, or stock indices, or derivatives related to the global equity markets.  Generally, the short exposure is intended to generate an ongoing positive return in addition to acting as a hedge against a general stock market decline.  Profits are made when long positions appreciate and stocks sold short depreciate.  Conversely, losses are incurred when long positions depreciate and/or the value of stocks sold short appreciates.  The source of return on the equity hedge strategy is similar to that of traditional stock picking trading strategies on the upside, but it uses short selling and hedging to attempt to outperform the market on the downside.  The volatility of this investment strategy is expected to be lower than that of the overall stock market.

Equity Market Neutral.  “Equity market neutral” strategies strive to generate consistent returns in both up and down markets by holding a large number of long equity positions and an equal, or close to equal, dollar amount of offsetting short positions for a total net exposure close to zero.  By taking long and short positions in equal amounts, an equity market neutral Underlying Fund Manager seeks to neutralize the effect that a systematic change will have on values of the stock market as a whole.  In equity market neutral portfolios, stocks expected to outperform the market are held long, and stocks expected to under perform the market are sold short.  Returns are derived from the long/short spread, or the amount by which long positions outperform short positions.

Event-Driven.  “Event-driven” investment strategies or “corporate life cycle investing” involves investments in opportunities created by significant transactional events, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks and other extraordinary corporate transactions.  Event-driven trading attempts to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it.  Instruments include long and short common and preferred stocks, as well as debt securities, warrants, stubs, and options.  Underlying Fund Managers may also utilize derivatives, such as index put options or put option spreads, to leverage returns and to hedge out interest rate and/or market risk.  The success or failure of this type of strategy usually depends on whether the Underlying Fund Manager accurately predicts the outcome and timing of the transactional event.  Event-driven Underlying Fund Managers do not rely on market direction for results; however, major market declines, which could cause transactions to be repriced or break, may have a negative impact on the strategy.

Macro.  “Macro” strategies employ a top-down global approach and attempt to forecast how global macroeconomic and political events may affect the valuations of financial instruments.  The strategy has a broad investment mandate, with the ability to hold positions in practically any market and any instrument.  Profits are made by correctly anticipating price movements in global markets and having the flexibility to use any suitable investment approach to take advantage of extreme price valuations.

Merger Arbitrage.  “Merger Arbitrage,” also known as risk arbitrage, involves investing in, or selling short, securities of companies that are or are expected to be, the subject of some form of extraordinary corporate transaction, including acquisition or merger proposals, exchange offers, cash tender offers, leveraged buy-outs, proxy contests, recapitalizations, restructurings or other corporate reorganizations.  Typically, a merger arbitrage Underlying Fund Manager might purchase the stock of a company being acquired or merging with another company, and sell short the stock of the acquiring company.  An Underlying Fund Manager engaged in risk arbitrage transactions will derive profit (or loss) by realizing the price differential between the price of the securities purchased and the value ultimately realized from their disposition.  The success of this strategy usually depends on whether the proposed merger, tender offer or exchange offer is consummated.

Relative Value Arbitrage.  “Relative value arbitrage” generally involve making “spread trades” that derive returns from the relationship between two related securities rather than from the direction of the market.  Generally, Underlying Fund Managers pursuing relative value arbitrage strategies take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted.  A relative value arbitrage Underlying Fund Manager seeks to derive profits when the skewed relationship between the securities returns to normal.

See “INVESTMENT PROGRAM OF THE FUND – Investment Strategies” for more information.

The Investment Adviser

The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  The Adviser also serves as investment adviser to other registered funds and unregistered investment funds that utilize a multi-manager, multi-strategy investment approach.  The Adviser is exempt from registering as a “commodity trading advisor” with the

CFTC under CFTC Rule 4.14(a)(8), and the Fund and Master Fund each are exempt from registering as a “commodity pool operator” pursuant to CFTC Rule 4.5.

The Adviser is responsible for identifying what it considers to be attractive investment opportunities and for day-to-day oversight of the Fund’s portfolio.  Subject to policies adopted by the Board of the Master Fund and applicable law, the Adviser is responsible for the day-to-day management of the Master Fund and for the allocation of the Master Fund’s assets to various Underlying Funds.  The Adviser’s investment professionals will devote such time to the ongoing operations of the Master Fund as they deem appropriate in order to implement and monitor their investment program.

See “THE ADVISER” for more information.

Management Fee

The Master Fund pays the Adviser each month a fee (“Management Fee”) equal to one-twelfth of 0.85% of the aggregate net asset value of outstanding limited liability company interests (“Master Fund Interests”) of the Master Fund determined as of the last Business Day of that month (before any repurchases of Master Fund Interests).  “Business Day” means a day on which banks are ordinarily open for normal banking business in New York  or such other day or days as the Board may determine in its sole and absolute discretion.  A portion of the Management Fee may be reallocated internally to affiliates of the Adviser that supply services related to the distribution of Units.  See “FEES AND EXPENSES” for more information.

Distribution and Investor Services Fee

The Fund pays to the Adviser a quarterly distribution and Member services fee (a “Distribution and Investor Services Fee”) equal to 0.35% (on an annualized basis) of the Fund’s average month-end net assets during the applicable quarter, payable in arrears.  The Adviser pays such fee to broker-dealers and other financial intermediaries (“Intermediaries”) to compensate such Intermediaries for training and distribution-related services and for providing on-going investor services to their clients who are Members.  The Adviser or its affiliates also may pay additional compensation from their own resources to Intermediaries.

Administrator

The Bank of New York Mellon, through its wholly owned subsidiary, BNY Mellon Investment Servicing (U.S.) Inc. (“Administrator”), serves as the administrator for the Fund and the Master Fund.  The Administrator performs certain administration, accounting and investor services.  In consideration for these services, the Fund and the Master Fund each pay the Administrator a monthly fee (the “Administration Fee”), which is based on the  net asset value as of the last Business day of each calendar month. In addition, the Administrator charges fees for legal, transfer agency, compliance, and certain other services and is entitled to reimbursement of certain expenses.

Custodian

The Bank of New York Mellon (“Custodian”) serves as the custodian for the Fund and the Master Fund.  Pursuant to a custodian agreement, in consideration for these services, the Fund and the Master Fund each pay the Custodian a monthly fee (the “Custodian Fee”), which is based on the net asset value as of the last Business day of each calendar month.  The Custodian maintains custody of the Fund’s and the Master Fund’s assets.  The Custodian also charges for transaction-related costs and is entitled to reimbursement of certain expenses.

Organizational Expenses

The Fund and the Master Fund will each pay its start-up, offering and organizational expenses. These expenses include the cost of preparing this Memorandum and the any organizational documents, the expenses incurred in offering and selling Units, and other legal, accounting, and administrative expenses related thereto.  Organizational costs will be incurred as an expense at the time of commencement of operations, and remaining offering costs will be amortized over the first 12 months of operation.  See “FEES AND EXPENSES” for more information.

The Adviser provides certain services to the Fund. These services include, among others, certain legal and accounting support services, certain corporate record keeping functions, provision of office space and oversight and direction of other service providers, including the Administrator and the Custodian.  The Adviser will not receive compensation from the Fund for providing such services.

Underlying Investment Fund Fees

In addition to its direct expenses and those of the Master Fund, the Fund also indirectly bears fees and expenses as an investor in Underlying Funds, which generally includes a management fee and, with respect to certain Underlying Funds, incentive compensation to the Underlying Fund Manager equal to a percentage of the appreciation of the applicable Underlying Fund as of the end of each performance period for which such incentive compensation is determined. Each Underlying Fund will also incur transactional expenses, including brokerage costs and margin interest costs, and fees and expenses of service providers, such as a custodian and administrator.  Because the fees and expenses of Underlying Funds reduce the net return to the Fund, a Member indirectly bears these expenses and fees.  See “FEES AND EXPENSES” for more information

Repurchase Fee

Repurchases of Units held for less than one year will be subject to a 3% repurchase fee payable to the Master Fund.  For purposes of determining the applicability of the repurchase fee to a particular repurchase, the Fund will repurchase those Units held the longest first.

Investor Eligibility

Units are only available to be purchased by “accredited investors” as defined in Regulation D under the 1933 Act.  Each prospective investor in the Fund must certify that the Units subscribed for are being acquired directly or indirectly for the account of an accredited investor.  After initial purchase, existing Members subscribing for additional Units in the Fund will be required to verify their status as an accredited investor at the time of the additional subscription.

The qualifications required to invest in the Fund appear in a subscription agreement (the “Subscription Agreement”) that must be completed by each prospective Member.  The Subscription Agreement is attached to this Memorandum as Appendix B. See “SUBSCRIPTIONS FOR UNITS — Member Qualifications” and Appendix B hereto for more information.

Member Suitability

An investment in the Fund involves substantial risks. It is possible that a Member may lose some or all of the Member’s investment. Before making an investment decision, a prospective Member and/or a prospective Member’s adviser should (i) consider the suitability of this investment with respect to the prospective Member’s personal investment objectives and individual situation and (ii) consider factors, such as the prospective Member’s personal net worth, income, age, risk tolerance and liquidity needs. See “RISK FACTORS” for more information.

Short-term prospective Members, prospective Members with immediate liquidity needs and prospective Members who cannot bear the loss of some or all of their investment or the risks associated with the limited liquidity of an investment in the Fund should not invest in the Fund.

Borrowing and Use of Leverage

The Master Fund is authorized to borrow money on a temporary basis (e.g., to meet repurchase requests or to facilitate reallocation of assets among the Underlying Funds).  Borrowing may also be used by the Master Fund for investment or cash management purposes, such as to invest in additional Underlying Funds or to pay miscellaneous expenses as they arise. All borrowings by the Master Fund are subject to a 300% asset coverage requirement under the 1940 Act.  Certain Underlying Funds also borrow money, trade securities or futures on margin or leverage their investments through various means. Underlying Fund borrowing is not subject to the limits of the 1940 Act.   See “INVESTMENT PROGRAM OF THE FUND — Leverage” for more information.

The Offerings

The Fund or the Adviser may retain one or more third-parties to serve as placement agents for the Fund, and a placement agent may retain one or more sub-placement agents (each such placement agent and sub-placement agent, a “Placement Agent”).  Placement Agents may be affiliated with the Adviser.  Investors subscribing through a Placement Agent will be assessed a placement fee (“Placement Fee”) on subscriptions in the amount of 2.00% on the first $500,000 subscribed for in the Fund, 1.00% on the next $500,000 subscribed for in the Fund, and 0.50% on any amount over $1,000,000 subscribed for in the Fund.  Subsequent subscriptions by such a Member will be subject to the Placement Fee; however, prior subscriptions in the Fund or any other investment product managed by WFAAM will be taken into account when calculating the Placement Fee breakpoints.  The Placement Fee may be waived for investors where the Placement Agent or one of its affiliates is acting as a fiduciary or agent for the investor and for all officers and employees of the Adviser or its affiliates.  See “DISTRIBUTION ARRANGEMENTS” for more information.

Units of the Fund will be offered and may be purchased as of the opening of business on the first Business Day of each month or at such other times as may be determined by the Fund’s Board.  The Board of the Fund may discontinue accepting subscriptions at any time.

Units will be sold at the then-current net asset value per Unit as of the date on which the subscription is accepted.  The minimum initial investment in the Fund is $100,000.  The minimum additional investment is $25,000.  The minimum initial and minimum additional investment requirements may be reduced or increased by the Board. No certificates will be issued for Units.

Units will not be registered under the 1933 Act, or the securities laws of any state or any other jurisdiction, nor is any such registration contemplated.

See “SUBSCRIPTIONS FOR UNITS — Subscription Terms” and “DISTRIBUTION ARRANGEMENTS” for more information.

Closed-End Fund Structure:  Limited Liquidity and Transfer Restrictions

The Fund and the Master Fund have been organized as non-diversified closed-end management investment companies. As a closed-end fund, the Fund will not allow Members to redeem their Units. The Fund will not list the Units on any securities exchange, and it is not expected that any secondary market will develop for the Units. In addition, Units are subject to significant transfer restrictions. Members should not expect that they will be able freely to transfer Units. As described below, however, in order to provide a limited degree of liquidity, the Fund will consider whether to conduct quarterly repurchase offers for their outstanding Units. An investment in the Fund is suitable only for Members who can bear the risks associated with the limited liquidity of the Units. Purchases of Units should be viewed as long-term investments. See “RISK FACTORS — Principal Risk Factors Relating to the Fund’s Structure — Limited Liquidity” and “RISK FACTORS — Principal Risk Factors Relating to the Underlying Funds — Illiquid Investments” and “— Restricted Securities” for more information.

Tender Offers and Other Repurchases of Units by the Fund

To provide a limited degree of liquidity to Members, the Fund may from time to time offer to repurchase Units pursuant to written tenders by Members. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of the Fund, in its sole discretion.  Repurchases of Units held for less than one year will be subject to a 3% repurchase fee, payable to the Fund.

 The Adviser expects to recommend that the Board authorize the Fund to ordinarily offer to repurchase Units from Members quarterly with March 31, June 30, September 30 and December 31 valuation dates (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter).  The Adviser currently expects that it will recommend to the Board that the Fund make their initial offer to repurchase Units from Members with a valuation date of September 30, 2011.  Consistent with their duties to all investors and treatment of the Fund as partnerships under the federal taxation laws, the Board intend to accommodate requests to repurchase Units.  See “REPURCHASES AND TRANSFERS OF UNITS” for more information.

The Fund’s assets consist primarily of interests in the Master Fund. The Master Fund Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Fund to meet its obligations under its repurchase offers. However, there are no assurances that the Master Fund Board will, in fact, decide to undertake such a repurchase offer.

If a repurchase offer is oversubscribed by Members who tender Units for repurchase and the Board does not increase the offer, the Fund will repurchase only a pro rata portion of the Units tendered by each Member. In addition, a Member who tenders for repurchase only a portion of its Units will be required to maintain a minimum capital account balance equal to such amount as may be fixed from time to time by the Board, currently $100,000.  The Fund maintains the right to reduce the portion of Units to be repurchased from a Member so that the required minimum capital account balance is maintained or to repurchase all of the tendering Member’s Units.

The Fund has the right to repurchase Units of Members if the Board determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the LLC Agreement, including, but not limited to, Members’ attempted transfers in violation of the transfer restrictions described above. See “REPURCHASES AND TRANSFERS OF UNITS — No Right of Redemption” and “— Repurchases of Units” for more information.

The Underlying Funds may be permitted to distribute securities in-kind to investors making withdrawals of capital.  Upon the Master Fund’s withdrawal of all or a portion of its interest in an Underlying Fund, the Master Fund may receive securities that are illiquid or difficult to value, and which may cause the Master Fund to incur certain expenses. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund’s portfolio or distribute it to investors in the Master Fund in connection with a repurchase by the Master Fund of all or a portion of its interests held by investors.

Distribution Policy

The Fund does not currently intend to make periodic distributions of its net income or gains, if any, to Members. The amount and times of distributions, if any, will be determined in the sole and absolute discretion of the Fund’s Board. Whether or not distributions are made, Members will be required each year to pay any applicable taxes. See “TAXES” for more information.

Allocation of Profit and Loss

The net profits or net losses of the Fund (including, without limitation, net realized gains or losses and the net change in unrealized appreciation or depreciation of securities positions) will be reflected in the net asset value per Unit on an ongoing basis. See “UNITS AND CAPITAL ACCOUNTS — Allocation of Net Profits and Losses” for more information.

Provision of Tax Information to Members

A Fund will file an annual partnership information return with the Internal Revenue Service (“Service”) reporting the results of its operations.  After the end of each calendar year, the Fund will distribute to its Members federal income tax information reasonably necessary to enable each Member to report its distributive share of the Fund’s partnership items.  Each Member of the Fund must treat partnership items reported on the Fund’s returns consistently on the Member’s own returns, unless the Member files a statement with the Service disclosing the inconsistency.  It is anticipated that most or all Underlying Funds will have elected to be classified as partnerships for U.S. federal tax purposes.  The Fund anticipates sending Members a semi-annual report and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. See “Fiscal Year” below.

Taxation

The Fund intends to operate as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.  The Fund should not be subject to U.S. federal income tax, and each Member will be required to report on its own annual tax return, to the extent required, the Member’s distributive share of the Fund’s taxable income or loss.  If the Fund were determined to be an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends.  See “TAXES” for more information.

Fiscal Year

The fiscal year of the Fund shall end on March 31, with the taxable year ending on December 31.

Risk Factors

The purchase of Units is a speculative investment, entails significant risk and should not be considered a complete investment program.  An investment in the Fund provides for only limited liquidity and is suitable only for persons who can afford to lose the entire amount of their investment.  There can be no assurance that the investment strategy employed by the Adviser or the Underlying Fund Managers will be successful.

The following is a brief summary of risk factors associated with an investment in the Fund and is not intended to be complete.  For more information, see “RISK FACTORS.”

Limited Liquidity.  The Fund is a closed-end management investment company designed primarily for long-term investment and is not intended to be a trading vehicle. Units are not readily marketable, and Members must be prepared to hold Units for an indefinite period of time.  Because the Fund is a closed-end management investment company, Units in the Fund may not be redeemed.

Investment Strategies.  The success of the Fund depends on WFAAM’s ability to select and allocate among individual investment strategies and Underlying Funds, and each Underlying Fund Manager’s and Underlying Fund’s ability to select individual securities, to correctly interpret market data, predict future market movements and otherwise implement its investment strategy.

Changes in Investment Strategies.  Subject to oversight of the Board, WFAAM has discretion to expand, revise or contract certain investment strategies of the Fund without the consent of its Members.  Any such decision to engage in a new activity or alter the Fund’s existing investment strategies could result in the exposure of the Fund’s capital to additional risks that may be substantial.

Conflicts of Interest.  Each Underlying Fund Manager renders advisory services to a number of persons including corporations, trusts and individuals.  Accordingly, an Underlying Fund Manager’s activities on behalf of other clients may from time to time disadvantage its Underlying Fund.  For example, from time to time an Underlying Fund Manager may buy or sell securities or other investments for the benefit of one or more other clients at the same time that the Underlying Fund Manager buys or sells those same securities or other investments for its Underlying Fund.  Such activity may adversely affect the price that the Underlying Fund pays or receives for such securities or other investments.

Investment Risks in General.  The Fund will engage in highly speculative investment strategies through its investment in the Underlying Funds.  The prices of securities and derivatives instruments in which the Underlying Funds will invest may be volatile.

Borrowing and Use of Leverage.  The use of leverage, which can be described as exposure to changes in price at a ratio greater than 1:1 in reference to the amount invested, magnifies both the favorable and unfavorable effects of price movements in the investments made by an Underlying Fund, which may subject the Members of the Fund to substantial risk of loss.

Layering of Fees.  The Fund’s and Master Fund’s fees and expenses, including the management fees payable to the Adviser, may result in greater expense than would be associated with direct investments in the Underlying Funds.

Limited Operating History.  Neither  the Fund nor the Master Fund has any operating history.

Investments in Other Fund. The Master Fund invests in the Underlying Funds, and the Adviser has no control of, and exercises no influence over, the trading policies or strategies of the Underlying Funds, or their brokerage arrangements or operations.

Inability to Vote and Waiver of Voting Rights. The Master Fund may determine to purchase non-voting securities in, or contractually waive or limit its voting interest in, certain Underlying Funds in order to avoid becoming subject to certain 1940 Act prohibitions with respect to affiliated transactions.  Alternatively, the Adviser may waive certain voting rights in instances in which doing so would allow the Master Fund, as well as potentially other clients of the Adviser, to invest in the same Underlying Funds or to make larger investments in those Underlying Funds.  To the extent the Master Fund holds non-voting securities, or contractually forgoes the right to vote in respect of the voting securities of an Underlying Fund, the Master Fund will not be able to vote on matters that require the approval of the interest holders of the Underlying Fund.  Such waivers potentially could have an adverse impact on the Master Fund and the Fund. Despite investing in non-voting securities or agreeing to waivers, the Master Fund could nevertheless be deemed in some circumstances to be an affiliated person of an Underlying Fund and therefore subject to certain 1940 Act prohibitions with respect to affiliated transactions, which could adversely impact the Master Fund and the Fund.

1940 Act Restrictions.  The 1940 Act imposes certain restrictions on the ability of the Master Fund to invest in Underlying Funds.  To do so, the Master Fund generally must be a “qualified purchaser” as defined in the 1940 Act, which requires the Master Fund to have at least $25 million in net investment assets.  The Master Fund is expected to be a qualified purchaser upon commencement of operations; however, if the Master Fund were to cease to be a qualified purchaser in the future, its ability to pursue its investment strategy would be severely limited.

Ability to Focus Investments on a Limited Number of Underlying Funds.  Focusing investments on a limited number of Underlying Funds may create the risk that the Master Fund could change in value suddenly based on changes in the value of those Underlying Funds.

Allocation Among Underlying Fund Managers.  The Fund’s success may depend, not only on the Underlying Funds and Underlying Fund Managers the Adviser has selected for the Master Fund and the Adviser’s ability to allocate the assets of the Master Fund successfully among those Underlying Funds and Underlying Fund Managers, but also on the Adviser’s ability to select new Underlying Funds.

Tax Risks.  Special tax risks are associated with an investment in the Fund. There can be no assurance that the position of the Fund relating to the consequences of its investment transactions will be accepted by the tax authorities. See “TAXES” for more information.

Temporary Defensive Positions. The Fund and the Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments, shares of money market funds, or overnight repurchase agreements, or may hold its assets as cash.  As a result, the Fund may not achieve its investment objective.

Other Investors in the Master Fund.  In the future, it is possible that other investors in the Master Fund such as other feeder funds potentially may alone or collectively own or acquire sufficient voting interests in the Master Fund to control matters relating to the operation of the Master Fund, which may require the Fund to withdraw its investment in the Master Fund or take other appropriate action.

No Participation in Management.  A Member is not entitled to participate in the management of the Fund or the Master Fund, or in the conduct of their business, apart from the capacity to vote on certain matters (including the election of the Board of Managers).

Substantial Repurchases.  Substantial repurchases of Units within a limited period of time could require the Master Fund to liquidate positions more rapidly than would otherwise be desirable; possibly negatively impacting returns.

Mandatory Repurchase.  The Fund has the right to require the repurchase of a Member’s Units and thus the withdrawal of a Member subject to the limitations of the 1940 Act.  See “REPURCHASE AND TRANSFER OF UNITS — Mandatory Repurchase by the Fund” for more information.

Increase in Assets under Management.  As the Master Fund’s assets increase, more capital may be allocated to the Underlying Fund Managers in which it invests.  It is not known what effect, if any, this will have on the trading strategies utilized by the Underlying Fund Managers or their investment results.

Employee Benefit Plan Matters. The Fund is designed solely for investment by taxable investors. Most pension and profit sharing plans are subject to provisions of the Code, ERISA, or both, which may be relevant to a decision as to whether such a prospective Member should invest in the Fund. See “TAXES” and “EMPLOYEE BENEFIT PLAN CONSIDERATIONS” for more information.

Custody Risk.  The Underlying Funds are not required to, and may not, hold custody of their assets in accordance with the requirements of the 1940 Act and the rules thereunder. As a result, bankruptcy or fraud at institutions, such as brokerage firms or banks, or administrators, into whose custody those Underlying Funds have placed their assets could impair the operational capabilities or the capital position of the Underlying Funds and may, in turn, have an adverse impact on the Fund and the Master Fund.

Valuation and Estimates.  The Master Fund has limited ability to assess the accuracy of the valuations received from the Underlying Funds with which the Master Fund invests.  See “CALCULATION OF NET ASSET VALUE” for more information.

Non-Diversified Status.  The Fund is a “non-diversified” investment company under the 1940 Act.. The portfolio of the Fund may, therefore, be subject to greater risk than the portfolio of a similar fund that diversifies its investments.

Reliance on Management.  All decisions regarding the management and affairs of the Fund will be made exclusively by WFAAM as the investment adviser of the Fund, subject to Board oversight.  WFAAM presently intends to invest substantially all of the Master Fund’s assets in the Underlying Funds.

Changes in United States Law.  Changes in the state and Federal laws applicable to the Fund, the Master Fund, the Adviser, the Underlying Funds or the Underlying Fund Managers and other securities or instruments in which the Master Fund may invest, may negatively affect the Fund’s returns to Members or the structure of the Fund.

Uncertain Impact of Legislation and Follow-On Regulation.  Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives.  Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time.  The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse.  In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Fund, the Master Fund and/or Underlying Funds, and the SEC has engaged in a general investigation of private funds, which has resulted in increased regulatory oversight and other legislation and regulation relating to private fund managers, private funds and funds of hedge funds.

Further, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets.  The FSOC has the authority to require that nonbank financial companies that are “predominantly engaged in financial activities,” such as the Fund, the Master Fund, the Adviser, Underlying Funds and Underlying Fund Managers, whose failure it determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System (“Federal Reserve”).  The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system.  In the event that the FSOC designates the Fund, the Master Fund or an Underlying Fund as a systemic risk to be placed under the Federal Reserve’s supervision, the Fund, Master Fund or Underlying Fund could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements, and overall risk management requirements, among other restrictions.  Such requirements could hinder the Fund, the Master Fund’s and/or an Underlying Fund’s ability to meet its investment objective and may place it at a disadvantage with respect to its competitors.

Underlying Funds may also face additional reporting and recordkeeping requirements under the Dodd-Frank Act.  Over time, Underlying Funds’ adherence to the new recordkeeping and reporting requirements may indirectly increase Fund expenses.

Banking Regulation.  The Adviser is a non-bank subsidiary of Wells Fargo & Company (“Wells Fargo”), a bank holding company registered as such under the Bank Holding Company Act of 1956, as amended.  Loans and other transactions between the Fund or the Master Fund and Wells Fargo’s subsidiary banks, and loans by Wells Fargo’s subsidiary banks to Members for the purpose of purchasing Units or that are secured by Units, are limited by affiliate transaction restrictions applicable to banks.  These and other banking law requirements may affect the operations, investments and activities of the Fund and the Master Fund.  Generally speaking, the restrictions applicable under the federal banking laws are designed to protect the banks, rather than to protect investors in the Fund.

Underlying Fund Risk.  In addition to the above risks of the Fund, investors are subject to the risks of the Underlying Funds.  There are many risks associated with such investments, including that the Master Fund could lose all or part of its investment.  Please see and read “RISK FACTORS – Principal Risks Relating to the Underlying Funds” carefully.

Prospective investors in the Fund should review carefully the discussion under the captions “RISK FACTORS” for a more complete description of the risks associated with investment in the Fund.

SUMMARY OF FEES AND EXPENSES

The following Fee Table and Examples summarize the aggregate expenses of the Fund (and of the Master Fund), and are intended to assist prospective Members in understanding the costs and expenses that they will bear directly or indirectly by investing in the Fund.  The expenses associated with investing in a fund of hedge funds, such as the Master Fund, are generally higher than those associated with other types of funds that do not invest primarily in hedge funds.  This is because funds of hedge funds also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the Underlying Fund level.  Consequently, investors in the Fund, through the Master Fund, pay two layers of fees.

Member Transaction Expenses (1)	Funds

Placement Fee (as a percentage of the offering price per Unit) (2)	2.00%
Annual Expenses (as a percentage of net assets attributable to Units)
Management Fees	0.85%
Other Expenses (3)	0.52%
Total Annual Fund Operating Expenses	1.37%
Acquired Fund (Underlying Fund) Fees and Expenses (4)(5)	7.20%
Total Annual Expenses (6)	8.57%

(1) Repurchases of Units held for less than one year will be subject to a 3% repurchase fee payable to the Fund.  For purposes of determining the applicability of the repurchase fee to a particular repurchase, the Fund will repurchase those Units held the longest first.

(2) Investors subscribing through a Placement Agent will be assessed a Placement Fee on subscriptions in the amount of 2.00% on the first $500,000 subscribed for in the Fund, 1.00% on the next $500,000 subscribed for in the Fund, and 0.50% on any amount over $1,000,000 subscribed for in the Fund.  Subsequent subscriptions by such a Member will be subject to the Placement Fee; however, prior subscriptions in the Fund or any other investment product managed by WFAAM will be taken into account when calculating the Placement Fee breakpoints.  The Placement Fee may be waived for investors where the Placement Agent or one of its affiliates is acting as a fiduciary or agent for the investor and for all officers and employees of WFAAM or its affiliates.  A portion of the Management Fee may also be reallocated internally to affiliates of the Adviser that supply services related to the distribution of Units.

(3) “Other Expenses” are estimated for the Fund based on net assets of $100 million and $50 million for, respectively, the Master Fund and the Fund, and on anticipated expenses (other than the Management Fee) for the first year of the Fund’s operations, including, without limitation, the Administration Fee, the Custodian Fee, accounting and professional fees, investment and operating expenses, legal expenses, extraordinary expenses, federal, state and local taxes payable by the Fund in connection with its business, overhead expenses, and other expenses.  See “FEES AND EXPENSES — Administrative, Accounting, Custody, Transfer Agent and Registrar Services” for more information.  The Fund will also bear its pro rata share of the Master Fund’s anticipated expenses.  See the footnotes (4) and (5) below accompanying “Acquired Fund (Underlying Fund) Fees and Expenses.”

(4) Members also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Master Fund as an investor in the Underlying Funds.  The “Acquired Fund (Underlying Fund) Fees and Expenses” disclosed above includes the fees and expenses of the Master Fund as well as the Underlying Funds.  The “Acquired Fund (Underlying Fund) Fees and Expenses” are based on historic earnings of the anticipated Underlying Funds, which may (and which should be expected to) change substantially over time and, therefore, significantly affect Acquired Fund (Underlying Fund) Fees and Expenses.  In addition, the Underlying Funds anticipated to be held by the Master Fund will also change, further impacting the calculation of the Acquired Fund (Underlying Fund) Fees and Expenses.  Each Underlying Fund generally will pay a management fee, as well as an incentive fee based on the performance of the fund over a performance period.  The management fee rate will vary and is expected to range from 1.00% to 3.00% annually of the net asset value of that series.  The incentive fee is expected to range from 10% to 25% of the positive performance of an Underlying Fund.  The performance period for an Underlying Fund may be based on a calendar year or other period such as a calendar quarter.  These fees are also payable on redemption from an Underlying Fund.  The Underlying Funds also will be subject to other fees and expenses, including transactional expenses such as brokerage costs and margin interest costs, and fees and expenses of its trustee, custodian, and administrator.  Because the fees and expenses reduce the net return to the Fund, a Member indirectly bears these transactional expenses and fees.

(5) The Acquired Fund (Underlying Fund) Fees and Expenses include the Fund’s share of operating expenses and performance-based incentive allocations of the Underlying Funds in which the Master Fund invests as well as the Fund’s pro rata share of the operating expenses borne directly at the Master Fund level (management fees, administration fees, custodial fees, professional fees, interest expense and other operating expenses).  Of the total estimated 7.20% of Acquired Fund (Underlying Fund) Fees and Expenses with respect to the Fund, respectively, approximately 0.49% represents the Fund’s pro rata share of costs incurred directly by the Master Fund, with the remaining approximately 6.71% representing costs incurred at the Underlying Fund level, which consists of approximately 1.70% in management fees, approximately 2.29% in other expenses (trading, etc.) and approximately 2.72% in incentive allocations.

(6) The “Total Annual Expenses” disclosed above will differ significantly from the ratio of expenses to average net assets (Fund expense ratio) that will be included in the financial statements in the Fund’s respective annual reports because the financial statements will depict the respective Fund’s expenses and do not include the portion of Acquired Fund (Underlying Fund) Fees and Expenses that represent costs incurred at the Underlying Fund level, as required to be disclosed in the above table.  ]

For a more complete description of the various fees and expenses of the Fund, see “FEES AND EXPENSES.”

Example

The Example assumes (i) a $1,000 investment in the Fund for the time periods indicated, (ii) a 5% return each year and (iii) assumes the Fund’s operating expenses remain the same.

Although actual costs may be higher or lower, based on these assumptions, a prospective Member would pay the following expenses if the Member subsequently tendered for repurchase its Units in full at the end of those periods:

Example	Cumulative Expenses Paid for the Period of:
	1 Year	3 Years	5 Years	10 Years
A prospective Member would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods
Fund ...................................................	$86	$248	$399	$732

The purpose of the Example is to assist a prospective Member in understanding the various costs and expenses that a Member of the Fund will bear directly or indirectly. The Example is based on the fees and expenses set forth above and should not be considered a representation of future expenses.  Actual expenses may be higher or lower than those shown.  Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.  A greater rate of return than that used in the Example would increase the amount of certain fees and expenses paid by the Fund.  The Example is based on the Fund’s total annual expenses.  For more complete descriptions of various costs and expenses, see “FEES AND EXPENSES.”

THE FUND

General

The Fund is a newly formed Delaware limited liability company registered under the 1940 Act, as a closed-end management investment company.  The Fund is classified as a non-diversified investment company under the 1940 Act.  The Fund is a feeder fund that invests substantially all of its assets in the Master Fund, which invests in Underlying Funds.  The Fund is designed solely for taxable investors.  Each of the Fund and the Master Fund was organized as a limited liability company under the laws of Delaware on December 21, 2010 and has no operating history.  Investors who purchase Units of the Fund and other persons who acquire Units and are admitted to the Fund by the Board of Managers, will become Members of the Fund.

The Fund directly invests substantially all of its investable assets in the Master Fund.  The Master Fund is a registered investment company with the same investment objective as the Fund.

The Fund and the Master Fund have their principal offices c/o WFAAM, 333 Market Street, 29th Floor, MAC A0119-291, San Francisco, CA 94105, or at such other place as may be designated from time to time by the Board.  The Adviser’s telephone number is (415) 371-4000. Investment advisory services are provided to the Master Fund by WFAAM pursuant to an investment advisory agreement dated January 3, 2011 (the “Advisory Agreement”).  Responsibility for monitoring and overseeing the Fund’s and the Master Fund’s management and operation is vested in the individuals who serve on the the Fund’s and the Master Fund’s Board, respectively. See “MANAGEMENT – The Boards of Managers of the Fund and the Master Fund” for more information.

The Fund may withdraw all or part of its assets from the Master Fund if the Fund’s Board determines that it is in the best interest of the Fund to do so, provided that the Master Fund permits the Fund to tender for repurchase its interest.  In the event that the Fund withdraws all or part of its assets from the Master Fund, the Fund’s Board would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining the Adviser or another investment adviser to manage the Fund’s assets in accordance with its investment objective.  A Fund’s investment performance may be affected by a withdrawal of its assets from the Master Fund (or the withdrawal of assets of the other Fund or any other member in the Master Fund).  Contributions of assets may also affect the Fund’s investment performance.

The Master Fund

The Master Fund is a newly formed Delaware limited liability company and is registered as a closed-end management investment company.

Structure

The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a “private investment fund,” with those of a registered closed-end management investment company. Private investment funds, such as the Underlying Funds, are commingled investment pools that offer their securities privately without registration under the 1933 Act in large minimum denominations (often over $1 million) to a limited number of high net worth individual and institutional investors. The general partners or investment advisers of these funds, which are typically structured as trusts, limited partnerships or limited liability companies, are usually compensated through asset-based fees and performance-based allocations. Registered closed-end management investment companies are typically organized as corporations, business trusts, limited liability companies or limited partnerships. These registered companies impose relatively modest minimum investment requirements and offer their shares to a broad range of investors. The investment advisers to registered closed-end management investment companies are typically compensated through asset-based (but not performance-based) fees.

The Fund is similar to a private investment fund in that, through the Fund’s investment in the Master Fund, it will be actively managed and Units will be sold to Eligible Investors.  In addition, Underlying Fund Managers will be entitled to receive performance-based compensation. Unlike many private investment funds, however, the Fund, as a registered closed-end management investment company, can offer Units without limiting the number of Eligible Investors that can participate in its investment program. Although registered under the 1940 Act, Units will not be registered under the 1933 Act, or the securities laws of any state or any other jurisdiction, nor is any such registration contemplated. The Master Fund will not register its interests under the 1933 Act, or the securities laws of any state or any other jurisdiction. The structure of the Fund is designed to permit Members to participate in an investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Fund to the limitations on the number of investors faced by many of those funds.

INVESTMENT PROGRAM OF THE FUND

The Fund invests substantially all of its investable assets in the Master Fund.  The Master Fund shares the same investment objective as the Fund.  The investment objectives of the Fund and the Master Fund are non-fundamental and may be changed by the Fund’s Board or the Master Fund Board, respectively.  Except as otherwise stated in this Memorandum, the investment policies and restrictions of the Fund and the Master Fund are not fundamental.  The Fund’s and the Master Fund’s fundamental investment policies are listed below.  The Master Fund’s principal investment policies and strategies are discussed below.

Investment Objective

The Fund’s investment objective is to provide returns over a full market cycle above those of  the hedge fund industry, as represented by the HFRX Global Hedge Fund Index, with lower volatility than the broad equity markets and an emphasis on downside risk protection, by allocating investments among a globally diversified portfolio of hedge fund strategy exposures. See “INVESTMENT PROGRAM OF THE FUND” for more information.

The HFRX Global Hedge Fund Index is an unmanaged index representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: Convertible Arbitrage, Distressed Securities, Event Driven, Equity Hedge, Merger Arbitrage, Macro, Market Neutral and Relative Value Arbitrage. Indices are provided for comparison purposes only. You cannot invest directly in an index and indices do not incur fees and expenses.

Selection of Underlying Funds

WFAAM seeks to achieve the Fund’s investment objective by investing in the Master Fund.  The Master Fund invests in Underlying Funds that pursue different investment strategies and are managed by different investment advisers or investment managers (each, an “Underlying Fund Manager”).  Underlying Fund Managers are not expected to be affiliated with WFAAM and WFAAM is not expected to have any control or influence over Underlying Funds or Underlying Fund Managers.

WFAAM generally will allocate at least 75% of the Master Fund’s assets to Underlying Funds (“Approved Funds”) that have been approved for investment within WFFW of Wells Fargo, but reserves the right to allocate up to 100% of the Master Fund’s assets to Underlying Funds that are not Approved Funds.  WFFW has a specialized alternative investment team (“AI Team”) dedicated to sourcing, performing strategy, investment, and firm level analysis, completing due diligence, and monitoring independent investment managers that employ hedge fund strategies.  The focus of the AI Team is to identify independent investment managers that are institutional quality, may be difficult to gain access to, and may have complex and/or unique investment strategies for WFFW clients that follow a “family office” approach to investing.  WFFW employs an extensive network in indentifying and sourcing investment managers through its clients, institutional contacts, connections with industry and trade organizations, contacts in the prime brokerage community, access to manager databases, and extensive contacts within the broader Wells Fargo organization.  Through this extensive network, WFFW seeks to identify managers with strong reputations, that exhibit the best global investment ideas, and that represent some of the top investment talent within each hedge fund strategy or unique sub-strategy. The AI Team then performs extensive analysis of each potential manager to identify what it believes to be the top managers available for a given strategy or sub-strategy.

The AI Team starts with an analysis of each potential manager’s investment philosophy, and investment thesis.  The team conducts a series of in-person meetings with the portfolio manager(s) and other key principals within each manager’s organization to (i) determine their conviction level around each investment thesis, (ii) evaluate the manager’s risk controls and downside risk mitigation techniques used to protect against unanticipated outcomes, (iii) evaluate the manager’s operational risk controls, and (iv) assess the integrity of the key principals of the firm.  Interviews and reference checks are also conducted with the firm’s key service providers and industry contacts to determine the reputation of the firm and its key principals.  For managers identified as top managers within a given strategy, the AI Team takes a systematic approach to analyzing a variety of key fund and firm level considerations, typically including the following:

KEY FUND LEVEL CONSIDERATIONS

●	Investment process and strategy

●	Risk attribution (top-down vs. bottom up)
●	Absolute and relative performance across markets cycles
●	Allocation methodologies (strategy, sector, geographic)
●	Fund assets and asset flows
●	Liquidity management
●	Style and strategy consistency

KEY FIRM LEVEL CONSIDERATIONS

●	Organizational structure
●	Staffing model and expansion plans
●	Operational and administrative platforms
●	Compliance manuals and procedures
●	Risk systems and controls
●	Technology and infrastructure
●	Independence of key functions (risk/operations)
●	Role of independent functions in investment process
●	Reinvestment in the firm
●	Forward looking business plan
●	Key personnel background checks

Finally each potential manager’s fund is analyzed for overall forward-looking risk using the Wells Fargo RiskOpticsSM risk assessment tool.  The findings of this manager research and due diligence are presented to the WFFW Investment Policy Committee in a research report, highlighting the strategic advantages of each manager, the investment potential of the fund and strategy, as well as key investment and firm level risks for consideration by the Committee.  Each manager approved by the WFFW Investment Policy Committee is then available for investment by WFFW clients and its fund becomes an Approved Fund.  There are currently over 20 Approved Funds, a number which is expected to vary over time.  After approval, the AI Team continues to monitor the manager and investment strategy with periodic updates to the Investment Policy Committee as appropriate.  From time to time, the Investment Policy Committee may determine for a variety of reasons that a manager no longer represents the best investment opportunity for a given strategy and may terminate the approved status of the manager.  In such case, the manager’s fund would no longer be an Approved Fund and WFAAM may, but is not obligated to, seek to liquidate the Fund’s investment, if any, in such fund over time.

While most Underlying Funds are expected to be independent of each other, the Master Fund may make investments in Underlying Funds that are part of a fund platform and share a common fund administrator, custodian and/or trustee.  Such fund platforms typically provide the legal, administrative, pricing, and reporting infrastructure for an Underlying Fund and delegate investment management to an independent investment manager.  A platform provider typically performs due diligence on each independent investment manager, oversees the fund’s custodian, administrator, pricing agent and auditor, and monitors the investment manager’s activities to ensure compliance with investment guidelines. The Advisor anticipates investing in Underlying Funds that are part of such a fund platform in order to supplement investment strategy exposure and breadth that may not be available through the Approved Funds, as well as to enhance the overall liquidity of the Master Fund.  In order to facilitate periodic rebalancing and enhance the liquidity profile of the Master Fund during periods of uncertainty in the market, investments in Underlying Funds that are part of a fund platform may exceed 25% of the Master Fund’s assets for certain periods of time.  When investing in Underlying Funds that are part of a fund platform, the Advisor will review and typically will rely on the investment manager due diligence completed by the platform manager.

Generally, the Underlying Funds’ activities may involve investing in, holding, selling, and trading any investment instruments, including stocks, bonds, warrants, notes, debentures (whether subordinated, convertible, or otherwise), money market funds, commercial paper, certificates of deposit, and governmental obligations (or the obligations of any instrumentality thereof), whether publicly offered or pursuant to private placements (collectively, “Securities”), and options, forward currency contracts, swaps, caps, floors, collars, and other over-the-counter (“OTC”) derivatives in connection therewith. In certain cases, an Underlying Fund may engage in the foregoing activities by itself investing in investment funds rather than individual securities or instruments

With respect to Underlying Funds that are not Approved Funds or part of a fund platform, WFAAM’s process for selecting Underlying Funds and evaluating Underlying Fund Managers typically involves reviewing investment performance, processes and talent, performing reference checks, conducting operational due diligence (which may include onsite visits), and evaluating the terms and conditions of the proposed investment.  Valuation policies and methods are typically also reviewed for consistency with industry practices, and the Adviser seeks to track the timeliness of information reporting and investigates delays in such reporting. In certain circumstances the Adviser may engage legal counsel to review relevant Underlying Fund legal documentation or engage third parties to conduct background checks on Underlying Fund Managers and/or their principals.
WFAAM actively allocates, and from time to time reallocates, the Master Fund’s assets among the Underlying Funds utilizing proprietary methodologies that take into consideration market and economic conditions that historically have favored certain hedge strategies over others.  In doing so, the Master Fund may increase or decrease the number of Underlying Funds receiving allocations (or change the allocation of Master Fund assets among existing Underlying Funds). Under normal circumstances the Master Fund will hold investments in between 10 and 35 Underlying Funds.  The Adviser cannot, however, provide any assurance that the number of investment strategies and/or Underlying Funds will remain at any particular level.

WFAAM reserves the right to retain assets at the Master Fund level and to invest assets of the Master Fund in Securities and assets other than interests in Underlying Funds.  Although WFAAM presently intends to invest substantially all of the Master Fund’s assets in Underlying Funds, WFAAM will provide prior notice to the Members of the Fund if WFAAM intends, for a period of at least 30 days, to invest less than 50% of the Master Fund’s net assets in Underlying Funds.  WFAAM does not currently intend to cause the Master Fund to invest directly in derivatives, although, as described below, the Master Fund may invest in Underlying Funds that utilize derivatives.

The Master Fund is authorized to borrow money on a temporary basis (e.g., to meet repurchase requests or to facilitate reallocation of assets among the Underlying Funds).  Borrowing may also be used by the Master Fund for investment or cash management purposes, such as to invest in additional Underlying Funds or to pay miscellaneous expenses as they arise. All borrowings by the Master Fund are subject to a 300% asset coverage requirement under the 1940 Act.  Certain Underlying Funds also borrow money, trade securities or futures on margin or leverage their investments through various means. Underlying Fund borrowing is not subject to the limits of the 1940 Act.

WFAAM intends to use proprietary analytical and optimization techniques to create combinations of strategies and Underlying Funds that will seek to achieve the risk and return objectives indicated above, but cannot guarantee that the return or volatility objectives will be met.  In addition, there can be no assurance that the Fund or the Master Fund will achieve its investment objective or avoid substantial losses.  An investor should not make an investment in the Fund with the expectation of sheltering income or receiving cash distributions.  Investors are urged to consult with their personal advisers in connection with any investment in the Fund.

It is expected that the Underlying Funds in which the Master Fund invests will not be registered under the 1940 Act.

The Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments, shares of money market funds, or overnight repurchase agreements, or may hold its assets as cash.  The Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes.

The Master Fund may invest in Underlying Funds that purchase and sell futures contracts and options on futures contracts. The Adviser is exempt from registering as a “commodity trading advisor” with the CFTC under CFTC Rule 4.14(a)(8), and the Fund and Master Fund each are exempt from registering as a “commodity pool operator” pursuant to CFTC Rule 4.5.

THE FUND’S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS.  THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE FUND, THE MASTER FUND OR ANY UNDERLYING FUND WILL BE ACHIEVED OR THAT THE FUND’S INVESTMENT PROGRAM WILL BE SUCCESSFUL.  IN PARTICULAR, USE OF LEVERAGE, SHORT SALES AND DERIVATIVE TRANSACTIONS BY UNDERLYING FUNDS, AND LIMITED DIVERSIFICATION CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE FUND.  INVESTORS SHOULD CONSIDER THE FUND AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST ONLY IF THEY ARE WILLING TO UNDERTAKE THE RISKS INVOLVED.  INVESTORS IN THE FUND COULD LOSE SOME OR ALL OF THEIR INVESTMENT.

Investment Strategies

The following summaries are intended to categorize certain of the investment strategies that are expected to be represented by Underlying Funds.  These are summaries only and are not intended to be complete explanations of the strategies described.  Moreover, they are representative only, and should not be understood to characterize or limit the investment strategies available to the Master Fund.  WFAAM may invest in Underlying Funds that do not fall within the scope of the discussion below.  The Master Fund also may focus investments at times in certain Underlying Funds.  Except as noted below under “— Strategy Allocations,” the Master Fund may invest in each of the following investment strategies.

Convertible Arbitrage. “Convertible arbitrage” involves hedging market risk by taking offsetting positions, often in different securities, of the same issuer.  An Underlying Fund Manager may, in an effort to capitalize on relative pricing inefficiencies, purchase long positions in convertible securities, generally convertible bonds or warrants, and hedge a portion of the equity risk by selling short the underlying common stock.  An Underlying Fund Manager may also seek to hedge interest rate exposure under some circumstances.  For example, an Underlying Fund Manager can be long convertible bonds and short the underlying issuer’s equity.  Timing may be linked to a specific event relating to the underlying company, or a belief that a relative mispricing exists between the corresponding securities.  This strategy focuses on obtaining returns with low or no correlation to both the equity and bond markets.  This strategy’s expected volatility is low.

Distressed Securities. “Distressed securities” Underlying Fund Managers invest primarily in securities and other obligations of companies that are encountering significant financial or business difficulties, including companies that (1) may be engaged in debt restructuring or other capital transactions of a similar nature when they are not debtors under the protection of the Federal Bankruptcy Court, (2) are debtors under the protection of the Federal Bankruptcy Court,  (3) are experiencing poor operating results as a result of unfavorable operating conditions, over-leveraged capital structure, catastrophic events, extraordinary write-offs or special competitive or product obsolescence problems, or (4) are insolvent.  These Underlying Fund Managers will seek profit opportunities arising from inefficiencies in the market for such securities and other obligations.

Negative events, and the subsequent announcement of a proposed restructuring or reorganization to address the problem, may create a severe market imbalance as some holders attempt to sell their positions at a time when few investors are willing to purchase the securities or other obligations of the troubled company.  If an Underlying Fund Manager believes that a market imbalance exists and the securities and other obligations of the troubled company may be purchased at prices below the value of such securities or other obligations under a reorganization or liquidation analysis, the Underlying Fund Manager may purchase the securities or other obligations of the company.  Profits from this strategy are expected to result if the Underlying Fund Manager correctly values the security in comparison to the market’s valuation.  Results are generally not dependent on the direction of the markets, and have a low to moderate expected volatility.

Equity Hedge. “Equity Hedge,” also known as long/short equity, combines core long holdings of equities with short sales of stock, or stock indices, or derivatives related to the global equity markets.  Net exposure of equity hedge portfolios may range anywhere from net long to net short depending on market conditions.  These Underlying Fund Managers generally increase net long exposure in bull markets and decrease net long exposure or may even be net short in bear markets.  Generally, the short exposure is intended to generate an ongoing positive return in addition to acting as a hedge against a general stock market decline.  Purchased stock index put options are also often used as a hedge against market risk.  In a rising market, Underlying Fund Managers pursuing equity hedge strategies expect their long holdings to appreciate more than the market and their short holdings to appreciate less than the market.  Similarly, in a declining market, they expect their short holdings to fall more rapidly than the market falls and their long holdings to fall less rapidly than the market.

Profits are made when long positions appreciate and stocks sold short depreciate.  Conversely, losses are incurred when long positions depreciate and/or the value of stocks sold short appreciates.  The source of return on the equity hedge strategy is similar to that of traditional stock picking trading strategies on the upside, but it uses short selling and hedging to attempt to outperform the market on the downside.

This strategy greatly reduces market risk, but effective stock analysis and stock picking is essential to obtaining meaningful results.  The volatility of this investment strategy is expected to be lower than that of the overall stock market.

Some hedged equity Underlying Fund Managers are “value” oriented, while others are “growth” oriented.  In addition, some Underlying Fund Managers can be further distinguished by industry or sector concentration, geographical concentration, or capitalization specialization.

Equity Market Neutral. “Equity market neutral” strategies strive to generate consistent returns in both up and down markets by selecting positions with a total net exposure of zero.  Underlying Fund Managers utilizing equity market neutral strategies will hold a large number of long equity positions and an equal, or close to equal, dollar amount of offsetting short positions for a total net exposure close to zero.  A zero net exposure is referred to as “dollar neutrality” and is a common characteristic of all equity market neutral Underlying Fund Managers.  By taking long and short positions in equal amounts, an equity market neutral Underlying Fund Manager seeks to neutralize the effect that a systematic change will have on values of the stock market as a whole.

Some, but not all, equity market neutral Underlying Fund Managers will extend the concept of neutrality to risk factors or characteristics such as beta, industry, sector, investment style and market capitalization.  In all equity market neutral portfolios, stocks expected to outperform the market are held long, and stocks expected to under perform the market are sold short.  Returns are derived from the long/short spread, or the amount by which long positions outperform short positions.

Event-Driven. “Event-Driven” investment strategies or “corporate life cycle investing” involves investments in opportunities created by significant transactional events, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks and other extraordinary corporate transactions.  Event-driven trading attempts to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it.  The uncertainty about the outcome of these events creates investment opportunities for managers who can correctly anticipate their outcomes.  As such, event-driven trading includes merger arbitrage, distressed securities and special situations investing.  The portfolios of some event-driven Underlying Fund Managers may shift in weighting between merger arbitrage and distressed securities, while others may invest in more diversified event-driven strategies.

Instruments include long and short common and preferred stocks, as well as debt securities, warrants, stubs, and options.  Underlying Fund Managers may also utilize derivatives, such as index put options or put option spreads, to leverage returns and to hedge out interest rate and/or market risk.

The success or failure of this type of strategy usually depends on whether the Underlying Fund Manager accurately predicts the outcome and timing of the transactional event.  Event-driven Underlying Fund Managers do not rely on market direction for results; however, major market declines, which could cause transactions to be repriced or break, may have a negative impact on the strategy.

Macro.  “Macro” strategies attempt to identify extreme price valuations in stock markets, interest rates and foreign exchange rates, and make leveraged bets on the anticipated price movements in these markets.  To identify extreme price valuations, Underlying Fund Managers generally employ a top-down global approach that concentrates on forecasting how global macroeconomic and political events may affect the valuations of financial instruments.  The strategy has a broad investment mandate, with the ability to hold positions in practically any market and any instrument.  Profits are made by correctly anticipating price movements in global markets and having the flexibility to use any suitable investment approach to take advantage of extreme price valuations.  Underlying Fund Managers may use a focused approach or diversify across approaches.  Often, they will pursue a number of base strategies to augment their selective large directional bets.

“Macro” strategies include, “Managed Futures” strategies, which typically employ a momentum-following process and take long or short positions in various markets via futures contracts and options on futures contracts.  Generally, managers will use technical models that compare current prices to moving averages to determine entry point.  For markets in which the current price is higher than the moving average, the system indicates a long signal and, if the price is lower, it indicates a short signal.  Models are differentiated by the frequency and magnitude of signals.  Stop loss mechanisms and diversification across markets are used to control risk.  The strategy can be described as momentum-following in that its objective is to capture returns in those markets that are exhibiting a sustained movement in price away from their historical average.  Strategies perform well in periods of expanding volatility.  Risk levels are generally determined by number of markets traded, stop loss rules, position sizes and use of leverage.

Merger Arbitrage. “Merger Arbitrage,” also known as risk arbitrage, involves investing in securities of companies that are or are expected to be the subject of some form of extraordinary corporate transaction, including acquisition or merger proposals, exchange offers, cash tender offers, leveraged buy-outs, proxy contests, recapitalizations, restructurings or other corporate reorganizations.  These transactions generally involve the exchange of securities for cash, other securities or a combination of cash and other securities.  Typically, an Underlying Fund Manager might purchase the stock of a company being acquired or merging with another company, and sell short the stock of the acquiring company.  An Underlying Fund Manager engaged in risk arbitrage transactions will derive profit (or loss) by realizing the price differential between the price of the securities purchased and the value ultimately realized from their disposition.  The success of this strategy usually depends on whether the proposed merger, tender offer or exchange offer is consummated.

Underlying Fund Managers may employ the use of equity options as a low-risk alternative to the outright purchase or sale of common stock.  Most merger arbitrage strategies hedge against market risk by purchasing S&P put options or put option spreads.

Relative Value Arbitrage.  “Relative value arbitrage” is a multiple investment strategy approach.  The overall emphasis is on making “spread trades” that derive returns from the relationship between two related securities rather than from the direction of the market.  Generally, Underlying Fund Managers take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted.  A relative value arbitrage Underlying Fund Manager seeks to derive profits when the skewed relationship between the securities returns to normal.  In addition, a relative value arbitrage Underlying Fund Manager can decide which relative value strategies offer the best opportunities at any given time and may weight that strategy accordingly in its overall portfolio.  Relative value arbitrage strategies may include forms of fixed income arbitrage, including mortgage-backed securities arbitrage, merger arbitrage, convertible arbitrage, statistical arbitrage, pairs trading, options and warrants trading, capital structure arbitrage, index rebalancing arbitrage and structured discount convertibles (which are more commonly known as Regulation D securities) arbitrage.

The Master Fund intends to achieve its investment objective by investing its assets in accordance with WFAAM’s multi-manager, multi-strategy investment approach.  WFAAM will actively allocate assets to, and from time to time reallocate assets among, Underlying Funds.  This allocation methodology takes into consideration certain market conditions that historically generally have favor certain strategies over others.  From time to time, net investment in any given investment strategy may exceed the strategy ranges indicated.  Typically, however, the Master Fund’s investment in any single Underlying Fund will be less than 40% of the Master Fund’s assets.

Fundamental Investment Policies

The Fund and Master Fund have adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act).  The Fund and the Master Fund may not:

●	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

●	Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

●	Underwrite securities of other issuers, except insofar as the Fund or the Master Fund may be deemed an underwriter under the 1933 Act, in connection with the disposition of its portfolio securities.

●
Make loans of money or securities to other persons, except through purchasing fixed-income securities or other instruments, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund’s or the Master Fund’s investment policies.

●
Invest 25% or more of the value of its total assets in the securities of issuers in any single industry or group of industries, except that securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by securities issued by the U.S. Government, its agencies or instrumentalities may be purchased without limitation, and each of the Fund and the Master Fund may invest substantially all of its investable assets in one or more Underlying Funds. For purposes of this investment restriction, the Underlying Funds are not considered part of any industry or group of industries. Each of the Fund and the Master Fund may invest in Investment Funds that may concentrate their assets in one or more industries.

●
Purchase, hold or deal in real estate, except that the Fund or the Master Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts.

●
Invest directly in commodities or commodity contracts.  This does not prevent the Fund or the Master Fund from purchasing and selling foreign currency, options, futures and forward contracts, including those related to indices, and options on indices, and the Fund or the Master Fund may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of such Fund duly called, (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of such Fund, whichever is less.

The investment restrictions and other policies described in this Memorandum do not apply to Underlying Funds. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the value of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The Adviser will not cause the Fund or the Master Fund to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Fund, the Master Fund and Underlying Funds may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act.

Leverage

The Master Fund is authorized to borrow money on a temporary basis (e.g., to meet repurchase requests or to facilitate reallocation of assets among the Underlying Funds).  Borrowing may also be used by the Master Fund for investment or cash management purposes, such as to invest in additional Underlying Funds or to pay miscellaneous expenses as they arise.  Any borrowings by the Master Fund are subject to a 300% asset coverage requirement under the 1940 Act. However, certain Underlying Fund Managers borrow money, trade securities or futures on margin or leverage their investments through various means.  The Underlying Funds are not subject to the 300% asset coverage requirement.

UNDERLYING FUND RISK FACTORS

Investing in the Fund involves various risks.  In addition to the matters set forth elsewhere in this Memorandum, investors should consider the following factors before purchasing Units.

Principal Risks Relating to the Fund’s Structure

Limited Liquidity.  The Fund is a closed-end management investment company designed primarily for long-term investment and is not intended to be a trading vehicle. The Fund will not list Units for trading on any national securities exchange. There is no secondary trading market for Units, and it is not expected that a secondary market will develop.  Units, therefore, are not readily marketable, and Members must be prepared to hold Units for an indefinite period of time.  Because the Fund is a closed-end management investment company, Units in the Fund may not be redeemed.

Certain Underlying Funds impose restrictions on redemptions that could affect the timing of tender offers from the Fund in certain circumstances.  The Master Fund will typically only be able to redeem its investments in Underlying Funds on a periodic basis (e.g., monthly, quarterly, semi-annually, etc.) with specified advance notice requirements.  For example, Underlying Funds investing in distressed securities may require significant advance notice (i.e., 60 days or longer) of redemptions.  Underlying Funds may also restrict the ability of an investor, such as the Master Fund, to redeem or withdraw amounts attributable to illiquid or difficult to value investments, which may be held in “side pockets” by the Underlying Funds.  An Underlying Fund may also suspend the right of its investors to redeem in times of market distress, or if permitting withdrawals might prejudice the investments of non-redeeming investors.  Additionally, Underlying Funds may hold back some percentage of full redemptions until they complete their annual audits and may have the right to suspend redemptions in certain circumstances.  Consequently, the Master Fund may be highly illiquid.  This could negatively impact the Fund and the Fund’s ability to conduct a repurchase offer.

Although the Fund, at the discretion of its Board, will consider whether to make quarterly repurchase offers for its outstanding Units at net asset value, the Units are significantly less liquid than shares of funds that trade on a stock exchange.  Even if a Board determines to make a tender offer, there is no guarantee that Members will be able to sell all of the Units that they desire to sell in any particular tender offer.  If a tender offer is oversubscribed by Members (and not increased by the Board), the Fund will repurchase only a pro rata portion of the Units tendered by each Member. A large investor in the Fund seeking repurchase may cause a greater likelihood of all Members seeking repurchase having their requests reduced to pro rata.  The potential for pro-ration may cause some Members to tender more Units for repurchase than they otherwise would wish to have repurchased, which may adversely affect others wishing to participate in the tender.  In addition, in extreme cases, the Fund may not be able to complete repurchases if the Master Fund is unable to repurchase a portion of the Fund’s interest in the Master Fund, due to the Master Fund’s inability to liquidate a portion of its Underlying Fund investments.  In that event, Members may be able to sell their Units only if they are able to find an Eligible Investor willing to purchase their Units.  Any such sale may have to be negotiated at unfavorable prices and must comply with applicable securities laws and be approved by the Fund’s Board.

The Fund’s tender offer policy may have the effect of decreasing the Fund’s size and thus the size of the Master Fund over time. Tender offers may, therefore, force the Master Fund to sell assets they would not otherwise sell.  They may also reduce the investment opportunities available to the Master Fund and cause its expense ratio to increase.  In addition, the Master Fund may be forced to sell its most liquid investments, if any, in order to meet cash requirements for repurchases. This may have the effect of substantially increasing the Master Fund’s ratio of illiquid to liquid investments for the remaining Members and negatively impact performance. It is not the intention of the Fund to do this; however, it may occur.

The Adviser currently expects that it will recommend to the Board that the Fund make their initial offer to repurchase Units from Members with a valuation date of September 30, 2011.

Units may not be transferred or pledged except in compliance with significant restrictions on transfer as required by federal and state securities laws and as provided in the LLC Agreement.  Each LLC Agreement does not permit a Member to transfer or pledge all or any part of its Units to any person without the prior written consent of the Fund’s Board, the granting of which is in the Board’s sole and absolute discretion.

The Fund also has the discretion to deliver repurchase proceeds in securities rather than cash on a pro rata or non-pro rata basis.  These limitations, taken together, will significantly limit a Member’s ability to liquidate an investment in the Fund quickly.  As a result, an investment in the Fund would not be suitable for an investor who needs liquidity.

Investment Strategies.  The success of the Fund depends on WFAAM’s ability to select and allocate among individual investment strategies and Underlying Funds, and each Underlying Fund Manager’s ability to select individual securities, to correctly interpret market data, predict future market movements and otherwise implement its investment strategy.  Any factor that would make it more difficult to execute more timely trades, such as a significant lessening of liquidity in a particular market, may also be detrimental to profitability.

Furthermore, for the Fund, WFAAM will actively allocate assets to, and from time to time reallocate assets among, various Underlying Funds and may choose to invest the Fund’s assets in investments other than Underlying Funds.  As a result of such periodic modifications, it is possible that the investment strategies used by the Fund in the future may be different from those initially or presently in use.  In addition, there can be no assurance that the Master Fund will always be able to invest in particular Underlying Funds and/or that particular Underlying Fund Managers will continue to manage a particular Underlying Fund.  No assurance can be given that the investment strategies to be used by the Fund will be successful under all or any market conditions.

Changes in Investment Strategies.  Subject to oversight of the Board, WFAAM has discretion to expand, revise or contract certain investment strategies of the Fund without the consent of its Members.  Any such decision to engage in a new activity or alter the Fund’s existing investment strategies could result in the exposure of the Fund’s capital to additional risks that may be substantial.

Conflicts of Interest.  Other than a nominal investment in the Fund, WFAAM will not invest its own assets in the Fund or in Underlying Funds; however, certain employees of WFAAM and of its affiliates may invest in the Fund and/or Underlying Funds, and clients of WFAAM’s affiliates may invest in Underlying Funds.  In the event an Underlying Fund limits the amount of investments it is willing to accept, either in total or from clients of a particular financial institution such as Wells Fargo, the Master Fund may be limited in the amount it is able to invest in such Underlying Fund and may be in competition with other affiliates and/or clients of Wells Fargo for such scarce investment capacity.

Each Underlying Fund Manager may provide investment advice to individual and institutional clients and to certain private investment vehicles (“Other Accounts”) in addition to their activities on behalf of its Underling Fund.  Each Underlying Fund Manager may have an incentive to favor one or more of such Other Accounts over its Underlying Fund.  In addition, an Underlying Fund Manager’s activities on behalf of Other Accounts may from time to time disadvantage its Underlying Fund.  For example, from time to time an Underlying Fund Manager may buy or sell securities or other investments for the benefit of one or more Other Accounts at the same time that the Underlying Fund Manager buys or sells those same securities or other investments for its Underlying Fund.  Such activity may adversely affect the price that the Underlying Fund pays or receives for such securities or other investments.

The Adviser, consistent with its fiduciary duty to each client, will endeavor to resolve conflicts in a manner that it deems equitable to the extent possible under the prevailing facts and circumstances as well as over time.  The Adviser currently manages multiple portfolios, and it will devote as much time to each client as it deems appropriate to perform its duties.  The personnel of the Adviser may have conflicts because they manage client accounts with similar strategies or investment objectives as the Master Fund and may hold the same investments across client accounts or hold the same positions held by the Master Fund.  Conflicts may also arise due to the management by the Adviser of accounts that have different strategies or investments, or different positions in the same issuer.  Investment opportunities are allocated in a manner that the Adviser deems fair and equitable over time, generally considering a number of factors, primarily, client guidelines, legal and tax concerns and the Adviser’s investment outlook.  The Adviser’s outlook is based in general on its overall view of market conditions relative to the Master Fund as well as the nature and size of existing positions and cash inflows and redemptions.  There is no assurance that all portfolios under the management of the Adviser will hold the same Underlying Funds or will experience similar performance.

The Adviser and its affiliates or clients may have an interest in an account or investment vehicle managed by, or enter into relationships with, an Underlying Fund Manager or its affiliates on terms different, and potentially more favorable, than the Fund.  In addition, an Underlying Fund Manager may receive research products and services in connection with brokerage services that affiliates of the Adviser may provide from time to time to such Underlying Fund Manager and/or its Underlying Fund.

The Adviser has adopted policies and procedures designed to address the proper handling of material non-public information (“Information”) while in possession of such Information.  Generally, the Adviser and its employees may not trade for clients or themselves or recommend trading in securities of a company while in possession of Information or disclose such Information to any person not entitled to receive it.

The Adviser will only invest Master Fund assets in Underlying Funds managed by Underlying Fund Managers that are not affiliated with the Adviser (although Underlying Funds may utilize affiliates of the Adviser to perform other services such as brokerage, custody or fund administration services).  Accordingly, the Adviser will have no control over Underlying Fund Managers and no ability to detect, prevent or protect the Fund or the Master Fund from their misconduct or bad judgment.  Underlying Fund Managers may be subject to conflicts of interest due to Underlying Fund performance-based fees, which may cause an Underlying Fund Manager to favor clients having the highest fees over other clients. In addition, Underlying Fund Managers may use conflicting buying and selling strategies for different accounts under management.

Underlying Fund Managers and their affiliates may be affiliated or have a relationship with a broker-dealer firm through which a portion of an Underlying Fund’s transactions are conducted, and such person may receive a portion of the brokerage commissions resulting from such transactions.  In addition, such Underlying Funds may engage in other transactions (although generally not lending transactions) with affiliated parties on terms and conditions not determined through arm’s length negotiations.

The Administrator and the Custodian for the Fund may from time to time act as trustee, custodian, registrar, or administrator in relation to, or be otherwise involved with, other funds established by parties other than the Fund and the Underlying Funds that have similar investment objectives to those of the Fund and/or the Underlying Funds.  It is therefore possible that any of them may, in the course of business, have potential conflicts of interest with the Fund and the Underlying Funds.

Investment Risks in General.  The Fund will engage in highly speculative investment strategies through its investment in the Underlying Funds.  The prices of securities and derivatives instruments in which the Underlying Funds will invest may be volatile.  Market movements are difficult to predict and are influenced by, among other things, government trade, fiscal, monetary and exchange control programs and policies; changing supply and demand relationships; national and international political and economic events; changes in interest rates; and the inherent volatility of the marketplace.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, often with the intent to influence prices directly.  The effects of governmental intervention may be particularly significant at certain times in the financial instrument and currency markets, and such intervention (as well as other factors) may cause these markets and related investments to move rapidly.

Borrowing and Use of Leverage.  The use of leverage, which can be described as exposure to changes in price at a ratio greater than 1:1 in reference to the amount invested, magnifies both the favorable and unfavorable effects of price movements in the investments made by an Underlying Fund, which may subject the Members of the Fund to a greater risk of loss than if leverage were not used.  Underlying Fund Managers may use significant leverage by making margin purchases of securities, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any losses incurred.  Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets.  Borrowings to purchase equity securities typically will be secured by the pledge of those securities.

Although leverage can increase investment return if an Underlying Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if an Underlying Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds.  The use of leverage will therefore magnify the volatility of changes in the value of investments held by Underlying Funds that engage in this practice.  If an Underlying Fund’s equity or debt instruments decline in value, the Underlying Fund could be subject to a “margin call” or “collateral call,” pursuant to which the Underlying Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a sudden, precipitous drop in value of an Underlying Fund’s assets, the Underlying Fund Manager might not be able to liquidate assets quickly enough to pay off the Underlying Fund’s borrowing.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased.  Underlying Funds also may be required to maintain minimum average balances in connection with borrowings or to pay commitment or other fees to maintain lines of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Neither the Fund nor the Master Fund intends to borrow money for investment purposes. The Master Fund is authorized to borrow money on a temporary basis (e.g., to meet repurchase requests or to facilitate reallocation of assets among the Underlying Funds).  Borrowing may also be used by the Master Fund for cash management purposes, such as to pay miscellaneous expenses as they arise.

Other than on a temporary basis, the 1940 Act requires an investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that the value of an investment company’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to Underlying Funds and, therefore, the Master Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Underlying Funds and the volatility of the value of an investment in the Master Fund may be great.  See “RISK FACTORS — Principal Risk Factors Relating to Underlying Funds” for more information.

Layering of Fees.  The Fund’s and Master Fund’s fees and expenses, including the management fees payable to the Adviser, may result in greater expense than would be associated with direct investments in the Underlying Funds.  The Fund and Master Fund indirectly will pay a portion of the fees and expenses, including performance-based compensation, charged at the Underlying Fund level.  The Fund’s expenses thus may constitute a higher percentage of net assets than expenses associated with similar types of investment entities.

Lack of Operating History.  The Fund is a closed-end management investment company and is designed for long-term investors, not as a trading vehicle.  Neither the Fund nor the Master Fund has an operating history.

Limited Liquidity Associated with Investments in Other Fund. The Master Fund has no control of, and will not seek to influence, the trading policies or strategies, brokerage arrangements or operations of the Underlying Funds.  Because the Master Fund will only be able to redeem its investments in Underlying Funds on a periodic basis, the Adviser will not have the same ability to react quickly to changing investment circumstances as it would if the Fund or the Master Fund invested directly in securities.

Limited Ability to Conduct Due Diligence.  Although the Adviser intends to use certain criteria in evaluating and monitoring Underlying Funds and Underlying Fund Managers, there is no assurance that the Adviser will use the same criteria for all Underling Funds or Underlying Fund Managers.  The Adviser’s due diligence process may vary based on numerous factors and involve use of affiliated groups and entities, and the Adviser will have discretion to determine the scope and content of its review of any particular Underlying Funds or Underlying Fund Manager.  Although the Adviser may review an Underlying Fund Manager’s operations or obtain third party verifications or background checks, there is no assurance that such efforts will detect fraud, malfeasance, inadequate back office systems or other flaws or problems with respect to the Underlying Fund Manager’s operations and activities.

Inability to Vote and Waiver of Voting Rights. The Master Fund typically will limit its investment position in an Underlying Fund to less than 5% of such Underlying Fund’s outstanding voting securities, absent reliance on an exemptive rule or position under the 1940 Act. The Master Fund may determine to purchase non-voting securities in, or contractually waive or limit its voting interest in, certain Underlying Funds (for example, to facilitate investments in smaller Underlying Funds determined attractive by the Adviser) in order

to avoid becoming subject to certain 1940 Act prohibitions with respect to affiliated transactions.   The Adviser may, under a policy adopted by the Board, waive certain voting rights in certain instances, subject to reporting to the Board, where such investment in such Underlying Funds is determined to be desirable and in the best interests of the Master Fund, which waiver would allow the Master Fund, as well as potentially other clients of the Adviser, to invest in the same Underlying Funds or to make larger investments in those Underlying Funds.  To the extent the Master Fund holds non-voting securities, or contractually forgoes the right to vote in respect of the voting securities of an Underlying Fund, the Master Fund will not be able to vote on matters that require the approval of the interest holders of the Underlying Funds, including potentially matters adverse to the Master Fund’s interests.  Such waivers potentially could have an adverse impact on the Master Fund and the Fund. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Underlying Fund in accordance with applicable regulatory requirements, as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified. The Master Fund could nevertheless be deemed in some circumstances to be an affiliated person of an Underlying Fund and therefore subject to certain 1940 Act prohibitions with respect to affiliated transactions.  In addition, if the Master Fund ever is requested to vote on matters pertaining to an Underlying Fund that is a registered investment company, the Master Fund ordinarily will vote the shares held by it in the same proportion as the vote of all other holders of interests in such Underlying Fund.

1940 Act Restrictions.  The 1940 Act imposes certain restrictions on the ability of the Master Fund to invest in Underlying Funds.  To do so, the Master Fund generally must be a “qualified purchaser” as defined in the 1940 Act, which requires the Master Fund to have at least $25 million in net investment assets.  The Master Fund is expected to be a qualified purchaser upon commencement of operations; however, if the Master Fund were to cease to be a qualified purchaser in the future, its ability to pursue its investment strategy would be severely limited.

Ability to Concentrate.  The Master Fund also has the ability to concentrate investment at times in Underlying Funds that may invest in a certain industry (for example, long/short health care, long/short financial services, etc.)  Concentration may create the risk that the Master Fund could change in value suddenly based on potential exposure of a significant amount of assets to a limited area of investment.

Allocation Among Underlying Fund Managers.  The Adviser may, from time to time, change the percentage of the Master Fund’s assets allocated to each Underlying Fund, invest in new Underlying Funds and redeem from some of the Underlying Funds in which it has previously invested.  The Fund’s success may depend, therefore, not only on the Underlying Funds selected by the Adviser and the Adviser’s ability to allocate the assets of the Master Fund successfully among those Underlying Funds, but also on the Adviser’s ability to select new Underlying Funds.

In addition, to the extent that the Adviser allocates a high percentage of the Master Fund’s assets to Underlying Funds following certain strategies, the Fund could be adversely impacted by a general failure of a certain strategy to a greater degree than if the Adviser had allocated assets to a different mix of Underlying Fund strategies.

Tax Risks.  Special tax risks are associated with an investment in the Fund. There can be no assurance that the position of the Fund relating to the consequences of its investment transactions will be accepted by the tax authorities. See “TAXES” for more information.

Changes in United States Law.  If there are changes in the laws of the United States, under which the Fund is organized, so as to result in the inability of the Fund to operate as set forth in this Memorandum, there may be a substantial effect on Members.

Temporary Defensive Positions. The Fund and the Master Fund may invest all or any portion of its assets in high quality fixed-income securities, money market instruments, shares of money market funds, or overnight repurchase agreements, or may hold its assets as cash, for defensive purposes in times of market volatility or for any other reason.  The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes.  As a result, the Fund may not achieve its investment objective.

No Participation in Management.  A Member is not entitled to participate in the management of the Fund or the Master Fund, or in the conduct of their business, apart from the capacity to vote on certain matters (including the election of the Board of Managers).  In addition, to the extent the Master Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, an Underlying Fund (which it may do in order to comply with certain applicable regulations), it will not be able to vote on matters that require the approval of the investors of the Underlying Funds, including a matter that could adversely affect the Master Fund’s investment in it, such as changes to the Underlying Fund’s investment objective or policies or the termination of the Underlying Funds.

Substantial Repurchases.  Substantial repurchases of Units within a limited period of time could require the Master Fund to liquidate positions more rapidly than would otherwise be desirable. The Master Fund Board, however, will consider this and other factors when determining whether to conduct a repurchase.  Tender offers conducted by the Fund in order to repurchase Units will generate expenses for the Fund, which may be borne in part by non-redeeming Members.  Quarterly tender offers, if conducted by the Fund, will result in higher expenses than if the Fund were to offer to repurchase Units on a less frequent basis.

Mandatory Repurchase.  The Fund has the right to require the repurchase of a Member’s Units and thus the withdrawal of a Member subject to the limitations of the 1940 Act.  See “REPURCHASE AND TRANSFER OF UNITS — Mandatory Repurchase by the Fund” for more information.

Increase in Assets under Management.  As the Master Fund’s assets increase, more capital may be allocated to the Underlying Funds in which it invests.  It is not known what effect, if any, this will have on the trading strategies utilized by the Underlying Funds or their investment results.  No assurance can be given that their strategies will continue to be successful as the amount of assets in the Underlying Funds increases or that the return on the Master Fund’s investments will be similar to those achieved in the past.

Employee Benefit Plan Matters. The Fund is designed solely for investment by taxable investors. Most pension and profit sharing plans are subject to provisions of the Code, ERISA, or both, which may be relevant to a decision as to whether such a prospective Member should invest in the Fund. There may, for example, be issues as to whether such an investment is “prudent” or whether it results in “prohibited transactions.”  Legal counsel should be consulted by such a prospective Member before investing in the Fund.  See “TAXES” and “EMPLOYEE BENEFIT PLAN CONSIDERATIONS” for more information.

Provision of Tax Information to Members.  A Fund will file an annual partnership information return with the Service reporting the results of its operations.  After the end of each calendar year, the Fund will distribute to its Members federal income tax information reasonably necessary to enable each Member to report its distributive share of the Fund’s partnership items.  Each Member of the Fund must treat partnership items reported on the Fund’s returns consistently on the Member’s own returns, unless the Member files a statement with the Service disclosing the inconsistency.  The Fund anticipates sending its Members unaudited semi-annual and audited annual reports within 60 days after the close of the period for which the report is being made, or as required by the 1940 Act.

Custody Risk.  Custody of the Master Fund’s assets will be held in accordance with the requirements of the 1940 Act and the rules thereunder. However, the Underlying Funds are not required to, and may not, hold custody of their assets in accordance with those requirements. As a result, bankruptcy or fraud at institutions, such as brokerage firms or banks, or administrators, into whose custody those Underlying Funds have placed their assets could impair the operational capabilities or the capital position of the Underlying Funds and may, in turn, have an adverse impact on the Fund and the Master Fund.

Valuation and Estimates.  The Master Fund has limited ability to assess the accuracy of the valuations received from the Underlying Funds in which the Master Fund invests.  Furthermore, the net asset values received by the Master Fund from Underlying Funds typically are estimates only and, unless materially different from actual values, are generally not subject to revision. Revisions reflected in financial statements provided by Underlying Funds may require the Master Fund’s and the Fund’s financial statements to be revised. See “CALCULATION OF NET ASSET VALUE” for more information.

Non-Diversified Status.  The Fund is a “non-diversified” investment company under the 1940 Act. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. Also, there generally are no requirements that the investments of Underlying Funds be diversified.  The portfolio of the Fund may, therefore, be subject to greater risk than the portfolio of a similar fund that diversifies its investments.  To address this risk, the Master Fund typically will not invest more than 40% of its net asset value (measured at the time an investment is made) in the investment program of any single Underlying Fund.  The Adviser believes that this approach can help to reduce overall investment risk.

Reliance on Management.  All decisions regarding the management and affairs of the Fund will be made exclusively by WFAAM as the investment adviser of the Fund, subject to Board oversight.  Accordingly, no person should purchase Units unless such person is willing to entrust all aspects of management of the Fund to WFAAM.

Management Fees and Incentive Allocations.  The Master Fund will pay WFAAM an annual Management Fee payable on a monthly basis.  The Underlying Funds generally will pay Underlying Fund Managers a management fee and may also pay a periodic incentive allocation.  These fees may also be payable upon redemption from an Underlying Fund.

As a result of the Master Fund’s Management Fee and the Fund’s and Master Fund’s expenses, the returns realized by the Members from the Fund’s activities may be substantially less than the returns the Members would realize from engaging in the same activities directly, if they were able to make such investments directly without investing in the Fund.  The incentive allocations also may create an incentive for an Underlying Fund Manager to cause its Underlying Fund to make investments that are riskier or more speculative than would be the case in the absence of an incentive allocation to the Underlying Fund Manager based on performance of the Underlying Fund.  An Underlying Fund Manager may also have an incentive to direct its Underlying Fund to borrow to increase the Underlying Fund’s investment return.

No Distributions.  The Fund does not currently intend to make any distributions to the Members, but intends to reinvest substantially all of the Fund’s income and gain.  Cash that might otherwise be available for distribution is also reduced by payment of Fund, Master Fund and Underlying Fund obligations and expenses (including fees and expense reimbursements payable to WFAAM and the Underlying Fund Managers) and establishment of appropriate reserves.

Changes in United States Law.  Changes in the state and Federal laws applicable to the Fund, the Master Fund, the Adviser, the Underlying Funds or the Underlying Fund Managers and other securities or instruments in which the Master Fund may invest, may negatively affect the Fund’s returns to Members.

The global financial markets continue to be subject to pervasive and fundamental disruptions that have led to extensive and unprecedented governmental intervention.  Such intervention has in certain cases been implemented on an “emergency” basis with little or no notice, with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively implicated. These interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies.

Legal, tax and regulatory changes could occur that may materially adversely affect the Fund and/or the Underlying Funds.  For example, the regulatory and tax environment for derivative instruments is changing rapidly, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments and the ability of the Fund, the Master Fund and/or the Underlying Funds to pursue their trading strategies.  Similarly, the regulatory environment for leveraged investors and for private funds generally is changing rapidly, and changes in the direct or indirect regulation of leveraged investors or private funds, including tax regulation applicable thereto, may materially adversely affect the ability of the Fund and the Master Fund to pursue investment objectives or strategies.  Due to events in the markets over the past several years, and recent legislation, additional regulatory change may be more likely than not and should be expected to occur.

It is impossible to predict with certainty what additional interim or permanent governmental restrictions may be imposed on the markets and/or the effect of such restrictions on the Fund’s, the Master Fund’s and/or an Underlying Fund’s ability to achieve its investment objective. Legislation or regulation, which could be substantial and is unpredictable, could pose additional risks and result in material adverse consequences to the Fund, the Master Fund and/or Underlying Funds and/or limit potential investment strategies that would have otherwise been used by the Fund, the Master Fund or Underlying Funds. The Adviser believes that there is a high likelihood of significantly increased regulation of the global financial markets.  No assurance can be given that such increased regulation will not be materially detrimental to the performance of the Fund.

Uncertain Impact of Legislation and Follow-On Regulation.  Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives.  Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time.  The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse.  Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects.  By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, bank ownership of and involvement with private funds, registration of investment advisers, and the trading and use of many derivative instruments.  In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Fund, the Master Fund and/or Underlying Funds, and the SEC has engaged in a general investigation of private funds, which has resulted in increased regulatory oversight and other legislation and regulation relating to private fund managers, private funds and funds of hedge funds.

Further, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets.  The FSOC has the authority to require that nonbank financial companies that are “predominantly engaged in financial activities,” such as the Fund, the Master Fund, the Adviser, Underlying Funds and Underlying Fund Managers, whose failure it determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System (“Federal Reserve”).  The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for nonbank financial companies supervised by the Federal Reserve.  Such disclosure requirements may include the disclosure of the identity of investors in private funds such as the Underlying Funds.  The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Fund, the Master Fund and/or Underlying Funds, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits, and limiting short-term debt.  The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system.  In the event that the FSOC designates the Fund, the Master Fund or an Underlying Fund as a systemic risk to be placed under the Federal Reserve’s supervision, the Fund, Master Fund or Underlying Funds could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements, and overall risk management requirements, among other restrictions.  Such requirements could hinder the Fund, the Master Fund’s and/or an Underlying Fund’s ability to meet its investment objective and may place it at a disadvantage with respect to its competitors.

Underlying Funds may also face additional reporting and recordkeeping requirements under the Dodd-Frank Act.  Under the Dodd-Frank Act, advisers to private funds are required to maintain records regarding private funds that include a description of: amount of assets under management and use of leverage, including off-balance-sheet leverage; counterparty credit risk exposure; trading and investment positions; valuation policies and practices; types of assets held; side arrangements or side letters whereby certain investors obtain more favorable rights than other investors; trading practices, and such other information as the SEC determines is necessary and appropriate in the public interest and for the protection of investors or for the assessment of systemic risk.  Over time, Underlying Funds’ adherence to the new recordkeeping and reporting requirements may indirectly increase Fund expenses.

Banking Regulation.  The Adviser is a non-bank subsidiary of Wells Fargo, a bank holding company registered as such under the Bank Holding Company Act of 1956, as amended.  Loans and other transactions between the Fund or the Master Fund and Wells Fargo’s subsidiary banks, and loans by Wells Fargo’s subsidiary banks to Members for the purpose of purchasing Units or that are secured by Units, are limited by affiliate transaction restrictions applicable to banks.  These and other banking law requirements may affect the operations, investments and activities of the Fund and the Master Fund.  Generally speaking, the restrictions applicable under the federal banking laws are designed to protect the banks, rather than to protect investors in the Fund.

Principal Risks Relating to the Underlying Funds

PAST RESULTS OF THE UNDERLYING FUND MANAGERS SELECTED BY THE ADVISER ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.  NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.

Speculative Trading Strategies.  Some Underlying Fund Managers use speculative strategies, such as selling securities short and futures trading. Short selling exposes the seller to unlimited risk due to the lack of an upper limit on the price to which a security may rise. Commodity futures prices can be highly volatile. Because of the low margin deposits normally required in futures trading, an extremely high degree of leverage is a typical feature of futures trading.  This may have the effect of magnifying trading losses an Underlying Fund experiences. No guarantee or representation is made that any Underlying Fund Manager will be successful.

Derivatives Markets Can Be Highly Volatile.  The profitability of investments by an Underlying Fund in the derivatives markets depends on the ability of its Underlying Fund Manager to analyze correctly these markets, which are influenced by, among other things, changing supply and demand relationships, governmental, commercial and trade programs and policies designed to influence world political and economic events, and changes in interest rates.

Short Selling.  Certain Underlying Funds may engage in short selling.  Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date.  Short selling allows an Underlying Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities.  However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss upon such repurchase.  An

Underlying Fund’s obligations under its securities loans will be marked to market daily and collateralized by the Underlying Fund’s assets held at the broker, including its cash balance and its long securities positions.  Because securities loans must be marked to market daily, there may be periods when the securities loan must be settled prematurely, and a substantial loss would occur.  Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.  Short-selling exposes an Underlying Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise.

Repurchase Agreements.  Repurchase agreements are agreements under which an Underlying Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Underlying Fund at a higher price on a designated future date.  If the seller under a repurchase agreement becomes insolvent, the Underlying Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Underlying Fund is able to dispose of them.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Underlying Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.  If the seller defaults, the value of the securities may decline before the Underlying Fund is able to dispose of them.  If an Underlying Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Underlying Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

Reverse Repurchase Agreements.  Reverse repurchase agreements are a form of borrowing that involves a sale of a security by an Underlying Fund to a bank or securities dealer and the Underlying Fund’s simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date.  These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Underlying Fund.  Reverse repurchase transactions are a form of leverage and may increase the volatility of an Underlying Fund’s investment portfolio.

Foreign Currency Transactions. Underlying Funds may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security that an Underlying Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Underlying Fund already owns, particularly if an Underlying Fund Manager expects a decrease in the value of the currency in which the foreign security is denominated.  Underlying Funds may, in some cases, purchase and sell foreign currency for non-hedging purposes.

Foreign currency transactions may involve the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve an Underlying Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Underlying Fund contracted to receive in the exchange.  An Underlying Fund Manager’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Money Market Instruments.  Underlying Fund Managers may, for defensive purposes or otherwise, invest some or all of an Underlying Fund’s assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Underlying Fund Manager deems appropriate under the circumstances.  Both the Master Fund and the Fund also may invest in these instruments for liquidity purposes.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Purchasing Initial Public Offerings.  Underlying Fund Managers may purchase securities of companies in initial public offerings or shortly thereafter.  Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history.  These factors may contribute to substantial price volatility for the shares of these companies and, thus, for the Underlying Fund (and, ultimately, for the Fund).  The limited number of shares available for trading in some initial public offerings may make it more difficult for an Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices.  In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospectus of achieving them.

Special Investment Instruments and Techniques.  Underlying Fund Managers may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Underlying Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue an Underlying Fund’s investment objective.  These strategies may be executed through derivative transactions.  The instruments the Underlying Fund Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur.  Certain of the special investment instruments and techniques that the Underlying Fund Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Investment Selection.  Some Underlying Fund Managers will select investments for their Underlying Funds in part on the basis of information and data filed by the issuers of such securities with various government regulators or made directly available to the Underlying Fund Managers by the issuers of securities or through sources other than the issuers.  Although the Underlying Fund Managers will evaluate all such information and data and seek independent corroboration when they consider it appropriate and when it is reasonably available, the Underlying Fund Managers will not be in a position to confirm the completeness, genuineness or accuracy of such information and data, and in some cases, complete and accurate information will not be readily available.

The Fund will acquire investment assets that have not yet been identified.  Accordingly, prospective investors will not have an opportunity to review the terms upon which any assets will be acquired prior to investing in the Fund.  The likelihood that Members will realize income or gain depends on the skill and expertise of WFAAM and the Underlying Fund Managers.

Equity Securities.  Investment in equity securities offers the potential for substantial capital appreciation.  However, such investment also involves certain risks, including issuer, industry, market and general economic related risks.  An Underlying Fund Manager may attempt to reduce these risks; however, adverse developments or perceived adverse developments in one or more of these areas could cause a substantial decline in the value of equity securities owned by an Underlying Fund.

Debt and Other Income Securities.  Some Underlying Funds may invest in fixed-income and adjustable rate securities.  Although certain Underlying Funds may invest in securities of issuers in developed countries, other Underlying Funds may invest in income securities of issuers located in or with significant exposure to emerging markets, including countries located in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, and Africa.  Certain Underlying Funds may also invest in the sovereign debt of developed and emerging market countries.

Income securities are subject to interest rate, market and credit risk.  Interest rate risk relates to changes in a security’s value as a result of changes in interest rates generally.  Even though such instruments are investments that may promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.  In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise.  Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase or decrease significantly in value when market interest rates fall or rise, respectively.  Market risk relates to the changes in the risk or perceived risk of an issuer, country or region.  Credit risk relates to the ability of the issuer to make payments of principal and interest.  The values of income securities may be affected by changes in the credit rating or financial condition of the issuing entities.  Income securities denominated in non-U.S. currencies are also subject to the risk of a decline in the value of the denominating currency relative to the U.S. dollar.

The debt securities in which the certain Underlying Funds may invest are not required to satisfy any minimum credit rating standard, and may include instruments that are considered to be of relatively poor standing and have predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  Certain Underlying Funds may invest in bonds rated lower than investment grade, which may be considered speculative.  Certain Underlying Funds may also invest substantially all of their assets in high-risk instruments that are low rated or unrated.

Credit Crisis Liquidity Risk.  Certain types of credit instruments, such as investments in collateralized debt obligations (“CDOs”), high-yield bonds, debt issued in leveraged buyout transactions, mortgage- and asset-backed securities, and short-term asset-backed commercial paper, became very illiquid in the latter half of 2007 and have remained illiquid or relatively illiquid.  General market uncertainty and consequent re-pricing of risk led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments.  These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value.  Such market conditions and the above factors may make valuation for the Fund uncertain and/or result in sudden and significant valuation increases or declines in the Fund.

Convertible Securities.  Convertible securities (“Convertibles”) are generally debt securities or preferred stocks that may be converted into common stock.  Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks).

A Convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock.  The market value of a Convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a Convertible usually falls.  Since it is convertible into common stock, the Convertible generally has the same types of market and issuer risk as the underlying common stock.  Convertibles that are debt securities are also subject to the normal risks associated with debt securities, such as interest rate risks, credit spread expansion and ultimately default risk, as discussed above.  Convertibles are also prone to liquidity risk as demand can dry up periodically, and bid/ask spreads on bonds can widen significantly.

An issuer may be more likely to fail to make regular payments on a Convertible than on its other debt because other debt securities may have a prior claim on the issuer’s assets, particularly if the Convertible is preferred stock.  However, Convertibles usually have a claim prior to the issuer’s common stock.  In addition, for some Convertibles, the issuer can choose when to convert to common stock, or can “call” (redeem) the Convertible, which may be at times that are disadvantageous for an Underlying Fund.

Warrants and Rights.  Underlying Funds may purchase warrants and rights.  Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities.  Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.  As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.  In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Foreign Sovereign Debt.  Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks.  Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers.  Investment in sovereign debt involves special risks.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with terms of such debt, and an Underlying Fund may have limited legal recourse in the event of a default because, among other reasons, remedies must be pursued in the courts of the defaulting party.  In addition, political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.

A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect an Underlying Fund’s investments.  Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt.

Non-U.S. Exchanges and Markets.  An Underlying Fund may engage in trading on non-U.S. exchanges and markets.  Trading on such exchanges and markets may involve certain risks not applicable to trading on U.S. exchanges and is frequently less regulated.  For example, certain of those exchanges may not provide the same assurances of the integrity (financial and otherwise) of the marketplace and its participants, as do U.S. exchanges.  There also may be less regulatory oversight and supervision by the exchanges themselves over transactions and participants in such transactions on those exchanges.  Some non-U.S. exchanges, in contrast to U.S. exchanges, are “principals’ markets” in which performance is the responsibility only of the individual member with whom the trader has dealt and is not the responsibility of an exchange or clearing association.  Furthermore, trading on certain non-U.S. exchanges may be conducted in such a manner that all participants are not afforded an equal opportunity to execute certain trades and may also be subject to a variety of political influences and the possibility of direct government intervention.  Investment in non-U.S. markets would also be subject to the risk of fluctuations in the exchange rate between the local currency and the dollar and to the possibility of exchange controls.  Foreign brokerage commissions and other fees are also generally higher than in the United States.

Non-U.S. Investments.  Investment in non-U.S. issuers or securities principally traded outside the United States may involve certain special risks due to economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against non-U.S. entities.  Furthermore, issuers of non-U.S. securities are subject to different, often less comprehensive accounting reporting and disclosure requirements than domestic issuers.  The securities of some foreign governments and companies and foreign securities markets are less liquid and at times more volatile than comparable U.S. securities and securities markets.

Currency Risk.  The value of an Underlying Fund’s assets may be affected favorably or unfavorably by the changes in currency rates and exchange control regulations.  Some currency exchange costs may be incurred when an Underlying Fund changes investments from one country to another.  Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the respective markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates can also be affected unpredictably by intervention by governments or central banks (or the failure to intervene) or by currency controls or political developments.

Lending Portfolio Securities.  Underlying Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  The lending Underlying Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities, which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral.  An Underlying Fund might experience loss if the institution with which the Underlying Fund has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund.

When-Issued and Forward Commitment Securities.  Underlying Fund Managers may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices.  These transactions involve a commitment by an Underlying Fund to purchase or sell securities at a future date (ordinarily one or two months later).  The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Underlying Fund.  When-issued securities and forward commitments may be sold prior to the settlement date.  If an Underlying Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss.  There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Underlying Fund on a forward basis will not honor its purchase obligation.  In such cases, an Underlying Fund may incur a loss.

Forward Trading.  Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis.  Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable.  The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration.  There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.  Disruptions can occur in any market traded by an Underlying Fund Manager due to unusually high trading volume, political intervention or other factors.  The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Underlying Fund Managers would otherwise conduct, to the possible detriment of the Fund.  Market illiquidity or disruption could result in major losses to the Fund.  In addition, managed accounts or investment funds in which the Underlying Fund has an interest may be exposed to credit risks with regard to counterparties with whom the Underlying Fund Managers trade as well as risks relating to settlement default.  Such risks could result in substantial losses to the Fund.

Emerging Markets.  The risks of foreign investments described above apply to an even greater extent to investments in emerging markets.  The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.  Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets.  Accounting and auditing standards in many markets are different, and sometimes significantly differ from those applicable in the United States or Europe.  In particular, the accounting standards with respect to inflation have to be clearly understood in order to analyze a balance sheet.  There is substantially less publicly available information about companies located in emerging markets than there is about companies in other more developed jurisdictions.  There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited.

Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries.

Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.  The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.  The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities.  In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce an Underlying Fund’s income from such securities.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition.  In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries.  There can be no assurance that adverse political changes will not cause an Underlying Fund to suffer a loss of any or all of its investments or, in the case of fixed-income securities, interest thereon.

Many emerging countries are undergoing important political and economic changes that are making their economies more free-market oriented.  However, there could be future political and economic changes that may return the situation to closed and centrally controlled economies with price and foreign exchange controls.  In particular, certain of the Underlying Funds investments may be made in countries of Eastern Europe (including the former Soviet Union), a region which is going through a severe and dramatic change from a communist economy to free-market capitalism.  Many of these countries lack the legal, structural and cultural basis for the establishment of a dynamic, orderly, market-oriented economy.  Many of the promising changes that are being seen at present could be reversed, causing significant impact on an Underlying Fund’s investment returns.

Turnover.  An Underlying Fund’s trading activities may be made on the basis of short-term market considerations.  The Fund anticipates that certain Underlying Funds’ portfolio turnover rates will be significant, involving substantial brokerage commissions and fees.  Each Underlying Fund will be responsible for the payment of all of the trading expenses incurred in connection with its trading activities, which will ultimately affect the return achieved by the Fund.

Illiquid Investments.  The securities and other instruments in which an Underlying Fund invests may be thinly traded and relatively illiquid or may cease to be traded after the Underlying Fund invests.  An Underlying Fund may also acquire significant positions in some securities or other instruments.  In such cases and in the event of extreme market activity, an Underlying Fund may not be able to liquidate its investments promptly if the need should arise or to cover the short sale of an option, thereby forcing an Underlying Fund to incur unlimited losses.  In addition, an Underlying Fund’s sales of thinly traded securities or other investments could depress the market value of such investments and thereby reduce the Underlying Fund’s (and ultimately the Fund’s) profitability or increase its losses.  Such circumstances or events could affect materially and adversely the amount of gain or loss the Underlying Fund may realize.  In addition, an Underlying Fund may have difficulty selling illiquid securities and other investments, perhaps causing the Fund to have difficulty in meeting redemptions.  No assurance may be given that the Fund will be able to repurchase all Units tendered by Members with respect to any applicable offer of repurchase.

Restricted Securities.  Certain Underlying Funds may invest in restricted securities that are subject to substantial holding periods or that are not traded in public markets.  Restricted securities generally are difficult or impossible to sell at prices comparable to the market prices of similar securities that are publicly traded.  No assurance can be given that any such restricted securities will be eligible to be traded on a public market even if a public market for securities of the same class were to develop.  It is highly speculative as to whether and when an issuer will be able to register its securities so that they become eligible for trading in public markets.

Derivatives.  Derivatives are financial contracts whose value depends on, or is derived from, an underlying product, such as the value of a securities index.  Among the types of derivatives that may be used by the Underlying Funds are futures, options and swaps.  The risks generally associated with derivatives include the risks that: (a) the value of the derivative will change in a manner detrimental to an Underlying Fund; (b) before purchasing the derivative, the Underlying Fund Manager will not have the opportunity to observe its performance under all market conditions; (c) another party to the derivative may fail to comply with the terms of the derivative contract; (d) the derivative may be difficult to purchase or sell; and (e) the derivative may involve indebtedness or economic leverage, such that adverse changes in the value of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself or in heightened price sensitivity to market fluctuations.

Certain Underlying Funds may also invest in non-U.S.-traded derivatives.  When traded outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the prices of, foreign securities and other instruments.  The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in an Underlying Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Futures Contracts and Options on Futures Contracts.  In entering into futures contracts and options on futures contracts, there is a credit risk that a counterparty will not be able to meet its obligations to an Underlying Fund.  The counterparty for futures contracts and options on futures contracts traded in the United States and on most foreign futures exchanges is the clearinghouse associated with such exchange.  In general, clearinghouses are backed by the corporate members of the clearinghouse who are required to share any financial burden resulting from the non-performance by one of its members and, as such, should significantly reduce this credit risk.  In cases where the clearinghouse is not backed by the clearing members (i.e., some foreign exchanges), it is normally backed by a consortium of banks or other financial institutions.  There can be no assurance that any counterparty, clearing member or clearinghouse will be able to meet its obligations to an Underlying Fund.

In addition, under the Commodity Exchange Act (“CEA”), futures commission merchants are required to maintain customers’ assets on a segregated basis.  If an Underlying Fund engages in futures and options contract trading and the futures commission merchants with whom the Underlying Fund maintains accounts fail to so segregate the Underlying Fund’s assets or are not required to do so, the Underlying Fund will be subject to a risk of loss in the event of the bankruptcy of any of its futures commission merchants.  Even where customers’ funds are properly segregated, an Underlying Fund might be able to recover only a pro rata share of its property pursuant to a distribution of a bankrupt futures commission merchant’s assets.

Futures Cash Flow.  Futures contracts gains and losses are marked-to-market daily for purposes of determining margin requirements.  Option positions generally are not, although short option positions will require additional margin if the market moves against the position.  Due to these differences in margin treatment between futures and options, there may be periods in which positions on both sides must be closed down prematurely due to short-term cash flow needs.  Were this to occur during an adverse move in the spread or straddle relationships, a substantial loss could occur.

Option Transactions.  The purchase or sale of an option by an Underlying Fund involves the payment or receipt of a premium payment and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security or other instrument for a specific price at a certain time or during a certain period.  Purchasing options involves the risk that the underlying instrument does not change price in the manner expected, so that the option expires worthless and the investor loses its premium.  Selling options, on the other hand, involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security or other instrument in excess of the premium payment received.

Call and Put Options on Securities Indices.  Underlying Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objective.  A stock index fluctuates with changes in the market values of the stocks included in the index.  Accordingly, successful use by an Underlying Fund Manager of options on stock indexes will be subject to the Underlying Fund Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment.  This requires different skills and techniques than predicting changes in the price of individual stocks.

Swap Agreements.  Underlying Funds may enter into equity, interest rate, index, credit default and currency rate swap agreements.  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Underlying Fund had invested directly in the asset that yielded the desired return, or to hedge.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by Underlying Funds would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Underlying Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The risk of loss with respect to swaps is limited to the net amount of payments that an Underlying Fund is contractually obligated to make.  If the other party to a swap defaults, an Underlying Fund’s risk of loss consists of the net amount of payments that the Underlying Fund contractually is entitled to receive.

Failure of Broker-Dealers. Institutions, such as brokerage firms or banks, may hold certain of an Underlying Fund’s assets in “street name.”  Bankruptcy or fraud at one of these institutions could impair the operational capabilities or the capital position of that Underlying Fund.

In addition, as certain Underlying Funds may borrow money or securities or utilize operational leverage with respect to their assets, those Underlying Funds will post certain of their assets as collateral securing the obligations or leverage (“Margin Securities”).  Each Underlying Fund’s broker generally holds the Margin Securities on a commingled basis with margin securities of its other customers and may use certain of the Margin Securities to generate cash to fund the Underlying Fund’s leverage, including pledging such Margin Securities.  Some or all of the Margin Securities may be available to creditors of the Underlying Fund’s broker in the event of its insolvency.  The Underlying Fund’s broker has netting and set off rights over all the assets held by it to satisfy the Underlying Fund’s obligations under its agreements with the Underlying Fund’s broker, including obligations relating to any margin or short positions.

OTC Transactions.  Certain Underlying Funds may deal in forward foreign exchange contracts between currencies of the different countries and multi-national currency units and options on currencies for hedging or speculation.  With respect to forward currency contracts, this is accomplished through contractual agreements generally to purchase or sell one specified currency for another currency at a specified future date and price determined at the inception of the contract.  Certain Underlying Funds will engage in other OTC transactions, such as options not traded on an exchange, swaps, caps, floors, and collars.

In general, there is less governmental regulation and supervision in the OTC markets than of transactions entered into on an organized exchange.  In addition, many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearinghouse, will not be available in connection with OTC transactions.  This exposes an Underlying Fund to the risks that a counterparty will not settle a transaction because of a credit or liquidity problem or because of disputes over the terms of the contract.  An Underlying Fund is not restricted from concentrating transactions with one counterparty.  An Underlying Fund, therefore, will be exposed to greater risk of loss through default than if an Underlying Fund Manager confined its Underlying Fund’s trading to regulated exchanges.

An Underlying Fund will be subject to the risk of the inability of counterparties to perform with respect to transactions, whether due to insolvency, bankruptcy, governmental prohibition or other causes, which could subject the Underlying Fund to substantial losses.

Underlying Fund Manager Misconduct.  When the Adviser invests the Master Fund’s assets in an Underlying Funds, the Master Fund will not have custody of the invested assets or control over their investment.  Therefore, despite the Adviser’s due diligence and monitoring, there is always the risk that an Underlying Fund Manager could divert or abscond with the assets, fail to follow agreed upon investment strategies or engage in other misconduct.  The Underlying Funds likely will not have registered their securities under federal or state securities laws.  In addition, the Underlying Fund Managers may not be registered as investment advisers under the Advisers Act.  This lack of registration, with the attendant lack of regulatory oversight, may enhance the risk of misconduct by the Underlying Fund Managers.

Performance Fees.  Underlying Fund Managers compensated with performance fees may assume more risk than those who receive fixed fees. Generally, the Underlying Fund Managers’ compensation is determined separately for each year or shorter period; often, but not always, the Underlying Fund Manager agrees to carry forward losses to subsequent years in determining the fee for such years. Such fee arrangements may give the Underlying Fund Managers incentives to make purchases for an Underlying Fund that are unduly risky or speculative. Also, performance-based fees may be paid to Underlying Fund Managers who show net profits, even though the Fund and/or the Master Fund, as a whole, may incur a net loss.

Past Performance; Trading Method Changes.  Underlying Fund Managers’ trading strategies may change over time.  There can be no assurance that any trading strategies will produce profitable results or that past performance of an Underlying Fund Manager’s trading strategies indicates future profitability.  Furthermore, Underlying Fund Managers’ trading methods are dynamic and evolve.  Thus, an Underlying Fund Manager may not always continue to use the same trading method in the future that was used to compile performance histories.

Limits on Hedged Strategies.  Underlying Fund Managers may employ limited directional strategies that expose the Underlying Funds they manage to certain market risks.  Substantial losses may be recognized on hedged positions as illiquidity and/or default on one side of a position can lead to a hedged position being transformed into an outright speculative position.

Securities Believed to be Undervalued or Incorrectly Valued.  Securities that Underlying Fund Managers believe are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within timeframes Underlying Fund Managers anticipate. Underlying Fund Managers are not subject to minimum credit standards in their investments, and may purchase below investment grade obligations.

Financing Arrangements.  As a general matter, the banks and dealers that provide financing to the Underlying Funds have considerable discretion in setting and changing their margin, haircut, financing and collateral valuation policies. Changes by banks and dealers in any of the foregoing policies may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices. There can be no assurance that any particular Underlying Funds will be able to secure or maintain adequate financing, without which such an Underlying Fund may not be viable.

General Economic Conditions.  The success of Underlying Funds strategies is often linked to market and business cycles, as well as the broader economic environment, which may affect the level and volatility of interest rates and the extent and timing of investor participation in the markets.  Unexpected volatility or illiquidity in the markets in which the Underlying Fund Managers hold positions could result in significant losses for Underlying Funds.

Use of Multiple Underlying Fund Managers.  The Underlying Fund Managers trade independently of each other and may place orders that “compete” with each other for execution or that cause the Master Fund to establish positions that offset each other (in which case the Master Fund would indirectly incur commissions and fees without the potential for a trading profit).

Tandem Markets.  The Master Fund may invest in Underlying Fund Managers who, in aggregate, broadly allocate among various assets classes such as equities, fixed income, commodities, foreign currencies, listed securities and over-the-counter instruments globally.  However, from time to time multiple markets can move in tandem against the Master Fund’s positions and in such cases the Master Fund could suffer substantial losses.

Other Accounts of Underlying Fund Managers.  The Underlying Fund Managers may manage other accounts (including accounts in which the Underlying Fund Managers have a personal interest), which could impact how trades are allocated to the Master Fund’s Underlying Fund investments.  Large positions held by an Underlying Fund Manager across several accounts may be difficult to liquidate at what the Underlying Fund Manager believes to be a fair price.  The investment activities of the Underlying Fund Managers for the other accounts they manage, may give rise to conflicts of interest that may disadvantage the Master Fund.  See “RISK FACTORS – Principal Risks Relating to the Fund’s Structure – Conflicts of Interest” for more information.

Litigation and Enforcement Risk.  An Underlying Fund Manager might accumulate substantial positions in the securities of a specific company and engage in a proxy fight, become involved in litigation, serve on creditor’s committees or attempt to gain control of a company. Under such circumstances, the Master Fund investing in the Underlying Fund could conceivably be named as a defendant in a lawsuit or regulatory action. There have been a number of widely reported instances of violations of securities laws through the misuse of confidential information, diverting or absconding with assets, falsely reporting values and performance, and other violations of securities laws.  Such violations may result in substantial liabilities for damages caused to others, the disgorgement of profits realized and penalties.  Investigations and enforcement proceedings are ongoing and it is possible that Underlying Fund Managers with whom the Master Fund invests may be charged with involvement in such violations. In such a case, the performance records of the charged Underlying Fund Managers may be misleading.  Furthermore, such Underlying Funds and, in turn, the Master Fund (and thus the Fund) could be exposed to losses.

Trading Suspensions.  Securities or commodities exchanges typically have the right to suspend or limit trading in any instrument traded on the exchanges.  A suspension could render it impossible for an Underlying Fund Manager to liquidate positions and thereby expose the Master Fund to losses.

Start-Up Periods.  The Underlying Funds may encounter start-up periods during which they will incur certain risks relating to the initial investment of newly contributed assets.  Moreover, the start-up periods also represent a special risk in that the level of diversification of one or more of the Underlying Funds’ portfolios may be lower than in a fully committed portfolio or group of portfolios.

Future Regulatory Change is Impossible to Predict.  The securities and derivatives markets are subject to comprehensive statutes, regulations and margin requirements.  The SEC, the CFTC and the securities and futures exchanges they regulate are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading.  The regulation of securities and derivatives both inside and outside the United States is a rapidly changing area of law and is subject to modification by government and judicial action.  The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse.

Limits of Risk Disclosures

The above discussion covers certain risks associated with an investment in the Fund and the Units, but is not, nor is it intended to be, a complete enumeration or explanation of all risks involved in an investment in the Fund. Prospective Members should read this entire Memorandum and the Fund’s LLC Agreement and consult with their own advisers before deciding whether to invest in the Fund. An investment in the Fund should only be made by investors who understand the nature of the investment, do not require more than limited liquidity in the investment and can bear the financial risks of the investment including partial or complete loss of principal.

MANAGEMENT

The Boards of Managers of the Fund and the Master Fund

The Fund’s Board and the Master Fund Board provide broad oversight over the operations and affairs of the Fund and Master Fund, respectively, and have overall responsibility to manage and control the business affairs of the Fund and the Master Fund, respectively, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s and the Master Fund’s business, respectively. The Board and the Master Fund Board exercise the same powers, authority and responsibilities on behalf of the Fund and the Master Fund, respectively, as are customarily exercised by the board of directors of a registered investment company organized as a corporation or trust.  The Managers of the Fund Board and the Master Fund Board are not required to contribute to the capital of the Fund or the Master Fund or to hold Units of the Fund or an interest in the Master Fund. A majority of the Managers of the Board and the Master Fund Board are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund and the Master Fund, respectively (collectively, the “Independent Managers”). The Independent Managers perform the same functions for the Fund and the Master Fund as are customarily exercised by the non-interested directors or trustees of a registered investment company organized, respectively, as a corporation or a trust.

The identity of the Managers and officers of the Fund and the Master Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Manager who is deemed to be an “interested person” of the Fund or the Master Fund, as defined in the 1940 Act (an “Interested Manager”), is indicated by an asterisk. The business address of each person listed below is 333 Market Street, 29th Floor, MAC A0119-291, San Francisco, CA 94105.

Managers

Name and Age	Position(s) with the Funds	Term of Office and Length(1) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex2 Overseen by Manager	Other Directorships Held by Manager
Daniel J. Rauchle, 47*	Manager, President	Indefinite term (since December 2010)	Director of WFAAM and the Chairman of the WFAAM Investment Advisory Board since 2001.	8	None.
Dennis G. Schmal, 63	Manager, Audit Committee Chairperson	Indefinite term (since December 2010)	Self-employed; Board Director and Consultant	8
Director of Grail Advisors ETF Trust (5 Funds) since 2009, Director of the AssetMark mutual funds (13 Funds) since 2007; Chairman of the Board of Directors of Pacific Metrics Corporation since 2005; Director of Varian Semiconductor Equipment Associates since 2004; Director of Merriman Curhan Ford Group since 2003; Director of North Bay Bancorp from 2006 to 2007.

Timothy H. Holmes, 48	Manager, Nominating and Compensation Committee Chairperson	Indefinite term (since December 2010)	Consultant – Coast Asset Management since 2008; Portfolio Manager of Nuveen Asset Management 2007 to 2008; Managing Member/Chief Operating Officer of Ascendant Capital Partners/ BayStar Capital LLC from 2003 to 2006.	8	None.

*           Indicates an Interested Manager.

(1)           Each Independent Manager serves until death, retirement, resignation or removal from the Fund Board or the Master Fund Board.  Any Independent Manager may be removed either (a) with or without cause by the vote or written consent of at least two thirds (2/3) of the Independent Managers not subject to the removal vote (but only if there are at least three Independent Managers serving on the Board at the time of such vote or written consent) or (b) with or without cause by, if at a meeting, a vote of the Members holding a majority of the total number of votes present at such meeting or, if by written consent, a vote of Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

(2)   The “Fund Complex” is comprised of 8 closed-end registered investment companies, including the Fund.

Principal Officers who are not Independent Managers:

Name and Age	Position(s) with the Funds	Length of Time Served(1)	Principal Occupation During Past Five Years
Eileen Alden, 41	Treasurer	Since December 2010
Director of WFAAM and a member of the WFAAM Investment Advisory Board since 2005; Vice President of Wells Fargo Bank since 2007; Member of the Asset Allocation Committees for Wells Fargo Bank’s Wealth Management Group since 2007 and its Family Wealth Group since 2008; Assistant Vice President of Progress Investment Management Company from 2001 to 2005.

Doretta L. Dunegan, 54	Chief Compliance Officer, Secretary	Since December 2010
CCO of WFAAM since 2005, Vice President and Compliance Manager,  Wells Fargo Wealth Management since 2004; CCO of Nelson Capital Management, LLC from 2005 to 2009; CCO of Osterweis Capital Management from 2000 to 2004.

(1)           Each officer serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

Leadership Structure and Board of Managers

Among other responsibilities, the Board monitors the performance and quality of services provided by the Fund’s service providers. The Board also approves and oversees compliance by the Fund and service providers with written policies and procedures intended to assure compliance with applicable laws, rules, regulations, and investment policies, as well as addressing possible conflicts of interest.  As a whole and through its Audit and Valuation Committees (described in more detail below), the Board oversees the Adviser’s operations with regard to the Fund and the Fund’s regulatory, financial and investment compliance and risk management.  At each meeting, the Board and each Committee reviews reports regarding the Fund’s operations as well as reports from the Fund’s and the Adviser’s Chief Compliance Officer, who also routinely meets privately with the Independent Managers.  The Board also may discuss particular risks that are not addressed in the Committee process.  In addition, the Chairman of the Board confers with the CCO, the other Managers, the Adviser and counsel to discuss risk management issues.

Mr. Rauchle, the Chairman of the Board, is an “interested person” (as defined in the Investment Company Act) of the Fund.  Because of the small size of the Board, there is no designated lead independent manager.  As Chairman, Mr. Rauchle presides at meetings of the Managers and, as necessary, the Fund’s Members.  Based on the specific characteristics of the Fund, including its size and focus on alternative investments, the Board has determined it appropriate that Mr. Rauchle serve as Chairman.  Prior to each Board meeting, Mr. Rauchle discusses and formulates with Messrs. Schmal and Holmes an agenda to be addressed at the meeting, as well as conferring with other representatives of management and with counsel.

Manager Qualifications

This section discusses, for each Manager, the experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a Manager.  The information in this section should not be understood to mean that any of the Managers is an “expert” within the meaning of the federal securities laws or for any other purpose under state or federal law.

Daniel J. Rauchle — Through his experience as a senior executive of financial organizations, Mr. Rauchle contributes his experience in the investment industry to the Board.

Dennis G. Schmal — Through his experience as a senior officer of and board member of financial and other organizations, Mr. Schmal contributes his management and oversight experience to the Board.  The Board also benefits from his experience as a member of the board of other funds and operating companies.

Timothy H. Holmes — Through his experience as a senior executive of financial organizations and portfolio manager, Mr. Holmes contributes his experience in the investment management industry to the Board.

Committees

Audit Committee

The Board and the Master Fund Board have each formed an Audit Committee composed of the Independent Managers. The functions of the Audit Committees are: (1) to oversee the Fund’s and the Master Fund’s accounting and financial reporting policies and practices, its internal controls and, as the applicable Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund’s or the Master Fund’s service providers; (2) to oversee the quality and objectivity of the Fund’s or the Master Fund’s financial statements and the independent audit of those statements; and (3) to the extent that Managers are not members of an Audit Committee, to act as a liaison between the Fund’s or the Master Fund’s independent registered public accounting firm and the Board or the Master Fund Board, as applicable.  The Chairperson of each Audit Committee, Dennis Schmal, receives an aggregate annual fee from the Fund Complex of $3,000 in connection with serving in such position.  As of the date of this Memorandum, the Audit Committee of the Fund has not met.

Nominating and Compensation Committee

The Board and the Master Fund Board have each formed a Nominating and Compensation Committee composed of the Independent Managers.  The Nominating and Compensation Committees are responsible for nominating candidates for election or appointment as Independent Managers and undertaking such other duties as shall be required of the Nominating and Compensation Committee from time to time by the Board and the Master Fund Board. Each Nominating and Compensation Committee will consider nominees recommended by Members provided such recommendations are provided with reasonable advance written notice to the Chairperson.  The Chairperson of each Nominating and Compensation Committee, Tim Holmes, receives no additional compensation in connection with serving in such position.  As of the date of this Memorandum, the Nominating and Compensation Committee of the Fund has not met.

Valuation Committees

The Board and the Master Fund Board have formed Valuation Committees composed of all the Managers. Each Valuation Committee is responsible for: (i) periodically reviewing the Fund’s or the Master Fund’s procedures for valuing securities, as applicable, and making any recommendations to the Fund or the Master Fund with respect thereto; (ii) reviewing proposed changes to those procedures; (iii) periodically reviewing information regarding industry developments in connection with valuation; and (iv) periodically reviewing information regarding fair value and liquidity determinations made pursuant to the procedures, and making recommendations to the Board and the Master Fund Board, as applicable, in connection therewith (whether such information is provided only to the applicable Valuation Committee or to the applicable Valuation Committee and the Fund Board or the Master Fund Board simultaneously). The Chairperson of the Valuation Committees, Daniel J. Rauchle, receives no additional compensation in connection with serving in such position. As of the date of this Memorandum, the Valuation Committees of the Fund has not met.

Compensation(1)

Name of Director	Aggregate Compensation from the Fund	Total Compensation from the Fund, the Fund Complex
Daniel J. Rauchle	$0	$0

Dennis G. Schmal	$3,125	$25,000

Timothy H. Holmes	$2,750	$22,000

(1)      Information provided in this table is based upon estimated payments to the Managers for the Fund’s initial fiscal year ending March 31, 2012.

Each Independent Manager receives from the Fund Complex, in the aggregate, a retainer fee at the annual rate of $14,000.  Each Independent Manager will also receive an aggregate fee from the Fund Complex of $2,000 per meeting of the Fund’s Board and Master Fund Board, and, as set forth above in “Committees – Audit Committee,” Dennis Schmal receives an aggregate fee from the Fund Complex of $3,000 annually for his service as Chairperson of the Audit Committee.  (The Fund Complex expects to hold in the aggregate four joint meetings per year.)  These fees are allocated between each fund in the Fund Complex. Independent Managers are reimbursed by the Fund Complex for their travel and out-of-pocket expenses related to Board meetings. The Managers do not receive any pension or retirement benefits from the Fund Complex. The officers of the Fund do not receive any additional compensation from the Fund Complex.

THE ADVISER

General

The investment adviser of the Fund and the Master Fund is WFAAM, a limited liability company organized under the laws of the state of Delaware.  WFAAM is a wholly owned subsidiary of Wells Fargo Investment Group, Inc., which is a wholly owned subsidiary of Wells Fargo.

WFAAM is registered with the SEC as an investment adviser under the Advisers Act.  The Adviser also serves as investment adviser to private investment funds, some of which utilize a multi-manager, multi-strategy investment approach.  The Adviser is exempt from registering as a “commodity trading advisor” with the CFTC under CFTC Rule 4.14(a)(8), and the Fund and Master Fund each are exempt from registering as a “commodity pool operator” pursuant to CFTC Rule 4.5.

Biographies of certain of WFAAM principals having portfolio management responsibility for the Fund and the Master Fund (“WFAAM Managers”) are below:

Daniel J. Rauchle, President.  Mr. Rauchle is a Director of WFAAM and the Chairman of the WFAAM Investment Advisory Board.  In addition, Mr. Rauchle is a Senior Vice President of Wells Fargo Bank, and is responsible for the oversight of Wells Fargo’s proprietary alternative investment strategies.  Mr. Rauchle has also served as a Director with Charles Schwab & Co.’s Investment Management and Retirement Plan Services divisions.  Prior to Charles Schwab & Co., Mr. Rauchle was Managing Director of US Bancorp’s Qualivest mutual fund complex as well as Portfolio Manager of the Qualivest International Opportunities Fund.  Mr. Rauchle holds a BBA in Finance, an MBA in Finance & Investments as well as Real Estate from the University of Wisconsin, and a JD from the University of Wisconsin School of Law.

Eileen Alden, Treasurer and Director.  Ms. Alden is a Director of WFAAM and a member of the WFAAM Investment Advisory Board, and is responsible for WFAAM investment operations, research and analysis.  In addition, Ms. Alden is a Vice President of Wells Fargo Bank and a member of the Asset Allocation Committee for the Wealth Management Group and Family Wealth Group.  Prior to joining WFAAM in 2005, Ms. Alden was Assistant Vice President at Progress Investment Management Company, an institutional asset management firm specializing in multi-manager products, where she conducted emerging manager research and new product development.  Before joining Progress, she was the Director of Fund Management at Meridian Investment Management, an investment advisor managing alternative investment products for overseas clients.  At Meridian, she led the development of new offshore hedge fund-of-funds, performing manager research, asset allocation, and operations management.  Earlier in her career she was an analyst at Fidelity and State Street.  She is a graduate of the University of North Carolina at Chapel Hill, and is a member of the 100 Women in Hedge Fund organization.

Subject to policies adopted by the Fund’s Board and the Master Fund Board and applicable law, the Adviser is responsible for the day-to-day management of the Fund and the Master Fund and for the allocation of the Master Fund’s assets to various Underlying Funds.  The Adviser’s investment professionals will devote such time to the ongoing operations of the Master Fund as they deem appropriate in order to implement and monitor their investment program.

Other Accounts Managed Table

(As of November 1, 2010)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
WFAAM Manager	Number of Accounts*	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
Daniel J. Rauchle	4	168,490,000	2	63,805,000	0	0
Eileen Alden	4	168,490,000	2	63,805,000	0	0

* Not including the Master Fund or the Fund.

Of the information provided in the above table, the following are the number of accounts and respective total assets managed by the WFAAM Managers that may pay a performance-based fee:

Performance-Based Fee Accounts Information
(As of November 1, 2010)

Registered Investment Companies(1)		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
0	0	0	0	0	0

Real, potential or apparent conflicts of interest may arise because WFAAM has day-to-day portfolio management responsibilities with respect to more than one fund. WFAAM manages other pooled investment vehicles with investment strategies similar to the Fund.  Fees earned by the Adviser may vary among these accounts, and the WFAAM managers may personally invest in these accounts.  These factors could create conflicts of interest because the WFAAM managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the WFAAM managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the WFAAM managers may execute transactions for another account that may adversely impact the value of securities held by the Fund.  However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the WFAAM managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

The Adviser will allocate investment opportunities, including those with respect to the Underlying Funds, among the Master Fund and other accounts with similar investment strategies fairly and equitably over time and will not favor certain accounts over others, whether advised by the Adviser or an affiliate.  The Adviser also will not favor proprietary accounts over accounts for which all or substantially all of the capital is provided by outside investors.  The Adviser will supervise the allocation of transaction costs and investment opportunities among accounts.  The Chief Compliance Officer of the Adviser will review its activity to ensure that the Adviser is not unfairly favoring any accounts.  Determination of whether an allocation is unfair will depend on the individual facts and circumstances and the accounts’ needs and objectives.  The Adviser will make every reasonable effort to allocate opportunities fairly and equitably over time in view of the different investment objectives, diversification requirements, leverage, risk parameters and current positions of the accounts.

Compensation

Compensation for the WFAAM Managers is a combination of a fixed salary and a bonus. The bonus paid to a WFAAM Manager for any year may be tied, in part, to the performance of the Fund or Master Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFRX Index, HFR Fund of Fund Composite Index, or a peer group of hedge fund of funds deemed to be similar in structure, investment objective, and risk profile as determined by the senior management of the Adviser. The amount of salary and bonus paid to the WFAAM Managers is based on a variety of factors, including the financial performance of the Adviser, financial performance of Wells Fargo as the parent company of the Adviser, execution of managerial responsibilities, effective oversight of risk and compliance objectives, fund performance, client interactions and teamwork support. WFAAM Managers may also participate in other forms of non-cash compensation provided through Wells Fargo, including a 401k plan that enables them to direct a percentage of their pre-tax salary and certain parent company matching contributions into a tax-qualified retirement plan as well as eligibility to participate in stock option plans with Wells Fargo.

Ownership

None of the Managers or officers currently owns any Units.

FEES AND EXPENSES

The Advisory Agreement

Pursuant to the terms of an investment advisory agreement entered into between the Master Fund and the Adviser dated as of January 3, 2011 (the “Advisory Agreement”), the Adviser is responsible for developing, implementing and supervising the Master Fund’s continuous investment program in a manner consistent with the investment objective and policies of the Master Fund and in connection therewith shall regularly provide investment advice and recommendations to the Master Fund with respect to its investments, investment policies and purchases and sales of securities for the Master Fund and arranging for the purchase and sale of such securities.

As compensation for services and facilities required to be provided by the Adviser under the Advisory Agreement, the Master Fund pays the Adviser each month a Management Fee equal to one-twelfth of 0.85% of the aggregate net asset value of outstanding Master Fund Interests determined as of the last Business Day of that month (before any repurchases of Master Fund Interests).  A portion of the Management Fee may be reallocated internally to affiliates of the Adviser that supply services related to the distribution of Units.  The Master Fund also is responsible for expenses incurred by the Adviser related to third-party research and due diligence of Underlying Funds and Underlying Fund Managers.

The Advisory Agreement was approved by the Master Fund Board (including a majority of the Master Fund Board’s Independent Managers), at a meeting held in person on December 7, 2010, and was approved by the initial interest holder of the Master Fund. The Advisory Agreement’s initial term is from the date of its execution through August 31, 2012, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Master Fund Board or by vote of a majority of the outstanding voting securities of the Master Fund; provided that in either event the continuance is also approved by a majority of the Master Fund’s Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days’ prior written notice by the Master Fund Board; by vote of a majority of the outstanding voting securities of the Master Fund (that is, the lesser of 50% of the outstanding voting securities or 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Master Fund are present or represented by proxy); or by the Adviser.  The Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

The Advisory Agreement provides that in the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties thereunder, (b) reckless disregard by the Adviser of its obligations and duties thereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services (in which case any award of damages is limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Adviser is not subject to any liability whatsoever to the Master Fund or to any member thereof for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services thereunder including, without limitation, for any losses that may be sustained in connection with any investment, adoption of any investment policy, or the purchase, holding, retention or sale of any security on behalf of the Master Fund.

In addition, the Fund’s Board has approved a services agreement entered into among the Fund and the Adviser under the same terms, except as set forth in the next sentence.  Under such agreement, the Fund do not pay the Adviser a fee if and for so long as the Fund is invested in the Master Fund.

The Adviser or its designee maintains the Master Fund’s accounts, books and other documents required to be maintained under the 1940 Act at 400 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809, which is the address of the Administrator.

Distribution and Investor Services Fee

The Fund pays to the Adviser the Distribution and Investor Services Fee, which is a quarterly Member fee equal to 0.35% (on an annualized basis) of the Fund’s average month-end net assets during the applicable quarter, payable in arrears.  The Adviser pays such fee to Intermediaries, which are broker-dealers and other financial intermediaries, to compensate such Intermediaries for providing training and distribution-related services as well as on-going investor services to their clients who are Members.  The Adviser or its affiliates also may pay additional compensation from their own resources to Intermediaries.

Distribution and investor services may include, but shall not be limited to, training and educating Intermediaries about the Fund, assisting in the administrative review of subscription documentation and redemption requests from Members and their representatives, establishment of Member accounts on the Fund’s books, communicating periodically with Members and providing information about the Fund, Units, and repurchase offers for Units, handling correspondence from Members about their accounts, maintaining account records, receiving, aggregating and processing purchase and repurchase transactions, providing and keeping retirement plan records, acting as the sole Member of record and nominee for Members, providing beneficial owners with account statements, processing distributions, issuing reports to Members and transaction confirmations, providing sub-accounting services for Units held beneficially, forwarding Member communications to beneficial owners, receiving, tabulating, transmitting proxies executed by beneficial owners, general account administration activities, and providing such other administration services as may be agreed upon from time to time.

Administrative, Accounting, Custody, Transfer Agent and Registrar Services

The Administrator provides certain administrative and tax preparation services to the Fund and the Master Fund.  The Custodian serves as the Fund’s and the Master Fund’s custodian.  In consideration of these services, the Fund and the Master Fund will pay an Administration Fee and a Custodian Fee, determined as of the last Business Day of each calendar month and paid monthly.  Such fees will vary based on assets of the Fund.  The Fund will also, based upon their interest in the Master Fund, bear a proportionate interest in the Administration Fee and Custodian Fee paid by the Master Fund.  The principal business address of the Administrator is 400 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809, and the principal business address of the Custodian is 8800 Tinicum Blvd., Philadelphia, PA 19153.

The Adviser provides certain services to the Fund. These services include, among others, certain legal and accounting support services, certain corporate record keeping functions, provision of office space and oversight and direction of other service providers, including the Administrator and the Custodian, which provide other administrative and custodial services to the Fund and Master Fund.  In consideration of the Fund’s investment in the Master Fund, to which the Adviser serves as investment adviser, the Fund and the Adviser have agreed that the Adviser will not receive compensation from the Fund for providing such certain services.

The Fund and the Master Fund will pay their start-up, offering and organizational expenses. These expenses include the cost of preparing this Memorandum and the Fund’s LLC Agreement, the expenses incurred in offering and selling Units, and other legal, accounting, and administrative expenses related thereto.  Organizational costs will be incurred as an expense at the time of commencement of operations, and remaining offering costs will be amortized over the Fund’s first 12 months of operation.

Underlying Fund Fees

The Fund, through the Master Fund, also indirectly bears fees and expenses as an investor in the Underlying Funds.  Each Underlying Fund typically will pay its Underlying Fund Manager a management fee at an annual rate expected to range from 1.00% to 3.00% annually of the net asset value of the Underlying Fund.  Additionally, the Underlying Fund Manager typically will receive an incentive allocation from its Underlying Fund, expected to range from 10% to 30% of any net new appreciation of the Underlying Fund as of the end of each performance period for which such incentive allocation is determined.  Net new appreciation of an Underlying Fund as of the end of a performance period is the excess of the net asset value of the Underlying Fund as of that day over the highest net asset value of the Underlying Fund as of the end of any previous performance period or the net asset value of the Underlying Fund on the date of its inception.  The performance period for an Underlying Fund may be based on a calendar year or other period such as a calendar quarter. These fees are also payable on redemption from an Underlying Fund.

Each Underlying Fund will also incur transactional expenses, including brokerage costs and margin interest costs, and fees and expenses of its trustee, custodian, and administrator.  Because the fees and expenses reduce the net return to the Fund, a Member indirectly bears these transactional expenses and fees.

Other Expenses of the Fund and the Master Fund

The Fund and the Master Fund ordinarily will bear all of its own expenses incurred in its business and operations. Such expenses include, but are not limited to, the following:

●
all costs and expenses directly related to investment transactions and positions, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends, and indirect expenses from investments in the Underlying Funds;

●	all registration and operating costs and expenses, offering costs and the costs of compliance with applicable federal and state laws;

●
attorneys’ fees and disbursements associated with updating the Fund’s registration statement, this Memorandum and other offering related documents (the “Offering Materials”); the costs of printing the Offering Materials; and attorneys’ fees and disbursements associated with the preparation and review thereof;

●	the costs and expenses of holding Board meetings and any meetings of Members, including costs associated with the preparation and dissemination of proxy materials;

●	the fees and disbursements of fund counsel and counsel to the Independent Managers, if any, auditing and accounting fees, and fees charged by other consultants and professionals;

●	the Management Fee (with respect to the Master Fund only);

●	all costs and expenses associated with the Fund’s repurchase offers;

•	the fees payable to custodians and other persons providing administrative services to the Fund;

●	the costs of a fidelity bond and any liability insurance;

●	all costs and expenses of preparing, setting in type, printing, and distributing reports and other communications to Members;

●	all expenses associated with computing net asset value, including any equipment or services obtained for these purposes; and

●	such other types of expenses as may be approved from time to time by the Board.

The Underlying Funds generally bear all expenses incurred in connection with their organization and operations. These expenses are similar to those incurred by the Fund and the Master Fund. The Underlying Fund Managers generally will charge asset-based fees to and receive performance-based allocations from the Underlying Funds, which will generally reduce the investment returns of the Underlying Funds and the amount of any distributions from the Underlying Funds to the Master Fund. These expenses, fees, and allocations will be in addition to those incurred by the Master Fund itself.  See “FEES AND EXPENSES – Underlying Funds Fees” for more information.

CONTROL PERSONS

Before the commencement of the Fund’s operations, the Adviser (or an affiliate of the Adviser) may be deemed to control the Fund and Master Fund.

SUBSCRIPTIONS FOR UNITS

Subscription Terms

The Fund currently intends to accept initial and additional subscriptions for Units only once each month, effective as of the opening of business on the first Business Day in that month at the relevant net asset value per Unit (“Unit Value”) of the Fund as of the close of business on the last Business Day of the prior month. The Fund’s Board may discontinue accepting subscriptions at any time. All subscriptions are subject to the receipt of cleared funds in the full amount of the subscription at least four Business Days prior to the applicable subscription date. Although the Fund may accept, in its sole discretion, a subscription prior to receipt of cleared funds, a prospective Member may not become a Member until cleared funds have been received, and the prospective Member is not entitled to interest or performance returns until accepted as a Member. The prospective Member must also submit a completed subscription agreement at least seven Business Days prior to the applicable subscription date. The Fund reserve the right to reject any subscription for Units.

Units will be sold at the then-current net asset value per Unit as of the date on which the subscription is accepted.  The minimum initial investment in the Fund is $100,000.  The minimum additional investment in the Fund is $25,000.  The minimum initial and minimum additional investment requirements may be reduced or increased by the Board. No certificates will be issued for Units.

Except as otherwise permitted by the Fund, initial and any additional contributions to the capital of the Fund by any Member must be made in U.S. dollars, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Fund. Initial and any additional contributions to the capital of the Fund will be payable in one installment. Although the Fund may, in its discretion, accept contributions of securities, the Fund does not currently intend to accept contributions of securities. If the Fund chooses to accept a contribution of securities, the securities would be valued in the same manner as the Fund, and where appropriate, the Master Fund, value their other assets.

Each new Member of the Fund must agree to be bound by all of the terms of the Fund’s LLC Agreement, which appears in Appendix A. Each potential Member must also represent and warrant in a subscription agreement, among other things, that the Member is an Eligible Investor as described below and is purchasing a Unit for its own account and not with a view to the distribution, assignment, transfer or other disposition of the Unit.

Member Qualifications

Units are only available to be purchased by “accredited investors” as defined in Regulation D under the 1933 Act.  Each investor in the Fund must certify that the Units subscribed for are being acquired directly or indirectly for the account of an accredited investor.

An “accredited investor” is one or more of the following:

●	Any bank, as defined in Section 2(13) of the 1933 Act, acting in its individual or fiduciary capacity;

●	Any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, acting in its individual or fiduciary capacity;

●	Any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “1934 Act”);

●	Any insurance company as defined in Section 2(a)(13) of the 1933 Act;

●	Any investment company registered under the 1940 Act or a business development company as defined in Section 2(a)(48) of the 1940 Act;

●	Any small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

●
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

●
Any natural person who has a net worth or joint net worth with that person’s spouse at the time of purchase of Units that exceeds $1,000,000 (“net worth” for this purpose means total assets in excess of total liabilities and excludes the person’s net equity in his or her primary residence);

●	Any private business development company as defined in Section 202(a)(22) of the Advisers Act;

●
Any trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of acquiring Units and (iii) of which the person responsible for directing the investment of assets in the relevant Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

●	Any Manager or executive officer of the Fund;

●
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

●
Any employee benefit plan within the meaning of ERISA, if (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000, or (iii) if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

●
Any organization described in section 501(c)(3) of the Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring Units, with total assets in excess of $5,000,000; or

●	An entity in which all of the equity owners meet the qualifications set forth above.

Tax-exempt investors include (1) pension, profit-sharing, or other employee benefit trusts that are exempt from taxation under Section 501(a) of the Code by reason of qualification under Section 401 of the Code; (2) employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code; (3) certain deferred compensation plans established by corporations, partnerships, non-profit entities or state and local governments, or government-sponsored programs; (4) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); (5) individual retirement accounts (“IRAs”) (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans; and (6) state colleges and universities.

A “United States person” is defined in the Code as (a) a citizen or resident of the United States; or (b) a partnership created or organized in the United States or under the laws of the United States or any state or the District of Columbia; or (c) a corporation created or organized in the United States or under the laws of the United States or any state or the District of Columbia; or (d) an estate (other than a “foreign estate,” as that term is defined by the Code); or (e) a trust, with respect to which (1) a court within the United States is able to exercise primary supervision over the administration of the trust and (2) one or more United States fiduciaries have the authority to control all substantial decisions of the trust.  The Code defines a “foreign estate” as “an estate the income of which, from sources without the United States which is not effectively connected with the conduct of a trade or business within the United States, is not includible in gross income under the Code.”

After their initial purchase, existing Members subscribing for additional Units of the Fund will be required to verify their status as “accredited investors” at the time of the additional subscription. Members must complete and sign a subscription agreement or other documents verifying that they meet the applicable requirements before they may invest in the Fund.

Various Placement Agents, if any, may use differing subscription agreements or other documents, which cannot, however, alter the Fund’s requirement that a Member be an Eligible Investor.

REPURCHASES AND TRANSFERS OF UNITS

No Right of Redemption

No Member of the Fund or other person holding Units of the Fund acquired from a Member will have the right to require the Fund to redeem those Units. There is no public market for Units, and none is expected to develop. Units are generally not freely transferable, and liquidity will normally be provided only through limited repurchase offers that may be made from time to time by the Fund. Any transfer of Units in violation of the Fund’s LLC Agreement, which requires Board approval of any transfer, will not be permitted and will be void. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below.

Repurchases of Units

The Fund from time to time will offer to repurchase outstanding Units pursuant to written tenders by Members. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion and generally will be offers to repurchase an aggregate specified dollar amount of outstanding Units.

The Board will cause the Fund to make offers to repurchase Units from Members pursuant to written tenders only on terms it determines to be fair to the Fund and to Members or persons holding Units acquired from Members. When a Board determines that the Fund will repurchase Units, notice will be provided to each Member describing the terms thereof, and containing information Members should consider in deciding whether and how to participate in such repurchase opportunity. Members who are deciding whether to tender their Units during the period that a repurchase offer is open may ascertain an estimated net asset value of their Units from the Fund. If a repurchase offer is oversubscribed by Members (and not increased by the Board), the Fund will repurchase only a pro rata portion of the Units tendered by each Member.

In determining whether the Fund should repurchase Units from Members pursuant to written tenders, the Fund’s Board will consider a variety of factors. Each Board expects that the corresponding Fund will ordinarily offer to repurchase Units from Members quarterly with March 31, June 30, September 30 and December 31 valuation dates (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter).  The Adviser currently expects that it will recommend to the Board that the Fund make their initial offer to repurchase Units from Members with a valuation date of September 30, 2011.  Each Board will consider the following factors, among others, in making its determination:

(1)           whether any Members have requested to tender Units to the Fund;

(2)           the liquidity of the Fund’s assets;

(3)           the investment plans and working capital requirements of the Fund;

(4)           the relative economies of scale with respect to the size of the Fund;

(5)           the history of the Fund in repurchasing Units;

(6)           the economic condition of the securities markets; and

(7)           the anticipated tax consequences of any proposed repurchases of Units.

Consistent with these factors, its duties to all investors and treatment of the Fund as a partnership under the federal taxation laws, the Fund’s Board intends to accommodate requests to repurchase Units.

The Fund’s assets consist primarily of interests in the Master Fund. Therefore, in order to finance the repurchase of Units pursuant to the repurchase offers, the Fund may find it necessary to liquidate a portion of its interest in the Master Fund. The Fund may withdraw a portion of its interest with the Master Fund only pursuant to repurchase offers by the Master Fund.  The Fund will not conduct a repurchase offer for Units unless the Master Fund simultaneously conducts a repurchase offer for its interests.

The Master Fund Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Fund to meet its obligations under its repurchase offers. However, there are no assurances that the Master Fund Board will, in fact, decide to undertake such a repurchase offer. The Fund cannot make repurchase offers larger than the sum of the repurchase offers made by the Master Fund. The Master Fund will make repurchase offers, if any, to all of its members on the same terms. This practice may affect the size of the Master Fund’s offers. Subject to the Master Fund’s investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

Each Board will determine that its corresponding Fund may repurchase Units from Members pursuant to written tenders only on terms such Board determines to be fair to the Fund and its Members. When a Board determines that its corresponding Fund will make a repurchase offer, notice of that offer will be provided to each Member describing the terms of the offer and containing information that Members should consider in deciding whether to tender Units for repurchase. Members who are deciding whether to tender their Units or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Units from the Fund during the period the offer remains open.

Payment for repurchased Units may require the Fund directly or indirectly to liquidate a portion of their respective interests in the Master Fund, which may, in turn, be required to liquidate some of its portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, which may result in losses, and may increase the Master Fund’s portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Master Fund Board) to attempt to minimize potential losses and turnover resulting from the repurchase of Units.

When Units are repurchased by the Fund, Members will generally receive cash distributions equal to the value of the Units repurchased. However, in the sole discretion of the Fund, the proceeds of repurchases of Units may be paid by the in-kind distribution of securities held by the Master Fund, or partly in cash and partly in-kind. The Fund do not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for Units that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Units for repurchase. See “RISK FACTORS — Principal Risk Factors Relating to the Fund’s Structure – Other Investors in the Master Fund” for more information.  Repurchases will be effective after receipt of all eligible written tenders of Units from Members and acceptance by the Fund.

Underlying Funds may be permitted to distribute securities in-kind to investors making withdrawals of capital. Upon the Master Fund’s withdrawal of all or a portion of its interest in an Underlying Fund, the Master Fund may receive securities that are illiquid or difficult to value, and which may cause the Master Fund to incur certain expenses. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund’s portfolio or distribute it to investors in the Master Fund in connection with a repurchase by the Master Fund of all or a portion of its interests held by Members.

Repurchase Procedures

The Fund may need to effect a withdrawal from the Master Fund to pay for the Units being repurchased.  The Master Fund, in turn, may need to effect redemptions from the Underlying Funds to pay for the repurchase of the Fund’s interest in the Master Fund. Due to liquidity constraints associated with the Master Fund’s investments in the Underlying Funds, it is presently expected that, under the procedures applicable to the repurchase of Units, Units will be valued for purposes of determining their repurchase price as of the applicable Valuation Date.  “Valuation Date” means the last Business Day of each calendar quarter, or any other date chosen by the Board, in its discretion.  Units being tendered by Members pursuant to a repurchase offer must be tendered by Members at least thirty (30) days prior to the applicable Valuation Date.  The Fund will pay the repurchase price for tendered Units approximately, but no earlier than, thirty (30) days after the applicable Valuation Date.  Payment of the repurchase price for Units will consist of cash in an amount equal to such percentage (generally expected to be 100% or 90%), as may be determined by the Board, of the estimated unaudited Net Asset Value of the Units repurchased by the Fund determined as of the Valuation Date relating to such Units (the “Initial Payment”). The Fund may establish an escrow to hold funds or otherwise earmark funds (including investments) reasonably determined by the Board to be needed to make both the Initial Payment and, if the Initial Payment is less than 100% of the estimated unaudited Net Asset Value, the balance of such estimated Net Asset Value.  The Fund will pay the balance, if any, of the purchase price based on the audited financial statements of the Fund for the fiscal year in which such repurchase was effective.  This amount will be subject to adjustment upon completion of the annual audit of the Fund’s financial statements for the fiscal year in which the repurchase is effected.  (It is expected that the Fund’s annual audit will be completed within 60 days after the end of each fiscal year.)  The Board may, however, pay a portion of the repurchase price in securities having a value, determined as of the applicable Valuation Date, equal to the fair market value of such securities.

Under these procedures, Members will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding the value of Units as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Units and the date they can expect to receive payment for their Units from the Fund.  The Adviser currently expects that it will recommend to the Board that the Fund make their initial offers to repurchase Units from Members with a valuation date of September 30, 2011.

If a repurchase offer is oversubscribed by Members who tender Units for repurchase (and not increased), the Fund will repurchase only a pro rata portion of the Units tendered by each Member.  In addition, a Member who tenders for repurchase only a portion of its Units will be required to maintain a minimum capital account balance equal to such amount as may be fixed from time to time by the Board, currently $100,000.  The Fund maintains the right to reduce the portion of Units to be repurchased from a Member so that the required minimum capital account balance is maintained or to repurchase all of the tendering Member’s Units.

Repurchases of Units by the Fund are subject to SEC rules governing issuer self-tender offers and will be made only in accordance with these rules.

Mandatory Repurchase by the Fund

The Fund’s LLC Agreement provides that the Fund may repurchase Units of a Member or any person acquiring Units from or through a Member under certain circumstances, including if:

●	Units have been transferred or such Units have vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of a Member;

●
Ownership of the Units by the Member or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

●	Continued ownership of the Units may subject the Fund or any of its Members to an undue risk of adverse tax or other fiscal consequences;

●
Such Member’s continued participation in the Fund may cause the Fund to be classified as a “publicly traded partnership” within the meaning of Section 7704 of the Code and the Treasury Regulations (the “Regulations”) thereunder;

●	Any of the representations and warranties made by a Member in connection with the acquisition of the Units was not true when made or has ceased to be true; or

●	It would be in the best interests of the Fund, as determined by the Board in its sole and absolute discretion, for the Fund to repurchase such Units.

Members whose Units, or a portion thereof, are redeemed by the Fund will not be entitled to a return of any amount of sales load, if any, that may have been charged in connection with the Member’s purchase of Units.

Transfers of Units

No person may become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in its sole and absolute discretion. Units may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of a Member or (ii) with the written consent of the Board (which may be withheld in its sole and absolute discretion).  Without limiting the foregoing, the Board generally will not consent to a transfer unless the transfer is: (A) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain transfers to affiliates, gifts, and contributions to family partnerships), (B) to members of the Member’s immediate family (brothers, sisters, spouse, parents, and children), (C) as a distribution from a qualified retirement plan, or (D) a transfer to which the Board may consent pursuant to the following sentence.  The Board may consent to other pledges, transfers, or assignments under such other circumstances and conditions as it, in its sole and absolute discretion, deems appropriate; provided, however, that prior to any such pledge, transfer, or assignment, the Board will consult with counsel to the Fund to ensure that such pledge, transfer, or assignment will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation.  Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Member eligibility and suitability. In addition to the foregoing, no Member will be permitted to transfer Units unless after such transfer the balance of the capital account of the transferee, and of the Member transferring the Units if the transfer involves less than all of such Member’s Units, is at least equal to the Fund’s minimum investment requirements.

Any transferee meeting the Fund’s eligibility requirements that acquires Units in the Fund by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of a Member or otherwise will be entitled to the allocations and distributions allocable to the Units so acquired and to transfer such Units in accordance with the terms of the LLC Agreement, but will not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member as provided in that LLC Agreement. If a Member transfers Units with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as a Member. Each Member and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the Member eligibility requirements, the Fund reserves the right to redeem its Units. Any transfer of Units in violation of the LLC Agreement will not be permitted and will be void.

Each LLC Agreement provides, in part, that each Member has agreed to indemnify and hold harmless the Fund, the Managers, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Member in violation of such LLC Agreement or any misrepresentation made by such Member in connection with any such transfer.

CALCULATION OF NET ASSET VALUE

The Fund will compute its net asset value as of the last Business Day of each “fiscal period” (as defined under “Units and Capital Accounts” below). Such computation is expected to occur on a monthly basis and other times at the Board’s discretion. In determining its net asset value, the Fund will value its investments as of such fiscal period end.  The net asset value of the Fund will equal the value of the assets of the Fund, less all of each entity’s liabilities, including accrued fees and expenses.  It is expected that the assets of the Fund will consist primarily of the Fund’s interest in the Master Fund.  The Fund will value its interest in the Master Fund at the net asset value provided by the Master Fund to the Fund.

The Master Fund Board has approved procedures pursuant to which the Master Fund will value its investments in the Underlying Funds at fair value. As a general matter, the fair value of the Master Fund’s interest in an Underlying Fund will represent the amount that the Master Fund could reasonably expect to receive from an Underlying Fund if the Master Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In accordance with these procedures, fair value as of each fiscal period end ordinarily will be the value determined as of such fiscal period end for each Underlying Fund in accordance with the Underlying Fund’s valuation policies and reported by the Underlying Fund at the time of such valuation to the Master Fund or the Administrator. The pricing provided by the Underlying Fund will ordinarily be confirmed by the Administrator and reviewed by the Adviser.  Under some circumstances, the Master Fund or the Adviser may determine, based on other information available to the Master Fund or the Adviser, that an Underlying Fund’s reported valuation does not represent fair value. In addition, the Master Fund may not have an Underlying Fund’s reported valuation as of a particular fiscal period end — for example, in the event that an Underlying Fund does not report a fiscal period end value to the Master Fund on a timely basis. In such cases, the Master Fund would determine the fair value of such an Underlying Fund based on any relevant information available at the time the Master Fund values its portfolio, including the most recent value reported by the Underlying Fund.  Any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Master Fund’s valuation date.

When investing in any Underlying Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Underlying Fund.  As a general matter, such review will include a determination of whether the Underlying Fund utilizes market values when available, and otherwise utilizes principles of fair value that the Adviser reasonably believes to be consistent with those used by the Master Fund for valuing its own investments. Although the procedures approved by the Master Fund Board provide that the Adviser will review the valuations provided by the Underlying Fund, neither the Adviser nor the Master Fund Board will be able to confirm independently the accuracy of valuation calculations provided by the Underlying Fund.

The Fund’s Board have also established procedures for the valuation of investment securities, if any, held directly by the Fund, and the Master Fund Board has established substantially similar procedures for the valuation of investment securities held directly by the Master Fund. In general, those procedures are as follows:

Equity securities, puts, calls and futures traded on a U.S. securities or futures exchange or on NASDAQ are valued as follows:

(1)	If last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day; or

(2)
If last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing “bid” and “asked” prices on the valuation date or, if not, at the closing “bid” price on the valuation date.

Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

(1)	At the last sale price available to the pricing service approved by the Fund’s Board and the Master Fund Board; or

(2)
At the last sale price obtained by the Fund, the Master Fund, or the Adviser from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date; or

(3)	At the mean between the “bid” and “asked” prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

The following securities are valued at the mean between the “bid” and “asked” prices determined by a pricing service approved by the Fund’s Board and the Master Fund Board or obtained by the Fund, the Master Fund, or the Adviser from two active market makers in the security on the basis of reasonable inquiry:

(1)	Debt instruments that have a maturity of more than 397 days when issued;

(2)	Debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days;

(3)	Non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less; and

(4)	Puts, calls and futures that are not traded on an exchange or on NASDAQ.

Money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts.

Securities (including restricted securities) not having readily available market quotations are valued at fair value determined under procedures established by the Fund’s Board and the Master Fund Board. If the Fund, the Master Fund, or the Adviser is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the “bid” and “asked” prices provided by a single active market maker (which in certain cases may be the “bid” price if no “asked” price is available). The Master Fund’s interests in Underlying Funds will not have readily available market quotations and will be valued at their “fair value,” as determined under procedures established by the Master Fund Board.  With respect to the Master Fund’s interests in Underlying Funds, the Administrator of the Master Fund will normally rely on valuation information provided by the Underlying Funds as being the “fair value” of such investments. (If at any time the Master Fund invests its assets in private investment funds other than the Underlying Funds, it will normally rely on valuation information provided by the investment managers or administrators of such private investment funds as being the “fair value” of such investments.) The pricing provided by the Underlying Funds ordinarily is confirmed by the Master Fund’s Administrator and reviewed by the Adviser. The Master Fund Board, however, will consider such information provided by Underlying Fund Managers, as well as other available information, and may possibly conclude in unusual circumstances that the information provided by an Underlying Fund Manager does not represent the “fair value” of the Master Fund’s interests in the Underlying Fund.

In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Fund or the Adviser may use pricing services approved by the Board or Master Fund Board, respectively.  The pricing service may use “matrix” comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity.  Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Fund or the Adviser will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

The closing prices in the London foreign exchange market on a particular Business Day that are provided by a bank, dealer, or pricing service that the Fund or the Adviser has determined to be reliable are used to value foreign currency, including forward foreign currency contracts, and to determine the U.S. dollar value of securities that are denominated or quoted in foreign currency.

The Fund’s and Master Fund’s valuation procedures require the Fund, Master Fund and the Adviser to consider relevant information available at the time that the Fund and the Master Fund value their respective portfolios. The Adviser and/or the Master Fund Board will consider such information, and may conclude in certain circumstances that the information provided by the Underlying Funds does not represent the fair value of the Master Fund’s interests in the Underlying Funds. Although redemptions of interests in the Underlying Funds are subject to advance notice requirements, the Underlying Funds will typically make available net asset value information to their investors that will represent the price at which, even in the absence of redemption activity, the Underlying Funds would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Underlying Fund’s governing documents, it would be necessary to effect a mandatory redemption.  Following procedures adopted by the Master Fund Board, in the absence of specific transaction activity in interests in a particular Underlying Fund, the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value  Any such decision would be made in good faith, and subject to the review and supervision of the Master Fund Board.

The valuations reported by the Underlying Funds upon which the Master Fund’s administrator calculates the Master Fund’s fiscal period end net asset values, may be subject to later adjustment by the Underlying Funds, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Underlying Funds are audited by those Funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Any material adjustments in the valuations of the Underlying Funds will be reflected in the Fund’s net asset values for the relevant fiscal periods and may be reflected in the proceeds that a Member would receive upon the repurchase of Units, as described above in “REPURCHASES AND TRANSFERS OF UNITS — Repurchase Procedures,” or the purchase price paid at the time of the initial investment or additional subscription.

The procedures approved by the Master Fund Board provide that, where deemed appropriate by the Adviser and/or the Master Fund Board and consistent with the 1940 Act, investments in Underlying Funds may be valued at cost.  Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration.  For example, cost may not be appropriate when the Master Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties).  In such a situation, the Master Fund’s investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Master Fund Board, determines in good faith best reflects approximate market value.  The Master Fund Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair to the Master Fund and consistent with applicable regulatory guidelines.

To the extent the Adviser invests the assets of the Master Fund in securities or other instruments that are not investments in Underlying Funds, the Administrator will generally value such assets as described below. Domestic exchange-traded securities and NASDAQ-listed securities will be valued at their last sales prices as reported on the exchanges where such securities are traded. If no sales prices are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer or pricing service. Securities traded on a foreign securities exchange will generally be valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by the appropriate exchange, dealer or pricing service. Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s net asset value. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Master Fund Board.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or the Master Fund Board will reevaluate its fair value methodology to determine what, if any, adjustments should be made to the methodology.

Debt securities will be valued in accordance with the Master Fund’s valuation procedures, which generally provide for using a third-party pricing system, agent or dealer selected by the Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Master Fund Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Master Fund Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Master Fund is determined. When such events materially affect the values of securities held by the Master Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Master Fund Board.

The Adviser acts as investment adviser to other clients that may invest in securities for which no public market price exists.  The Adviser or other parties responsible for valuing such securities may use other methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Master Fund and other clients.  Consequently, the fees charged to the Master Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Master Fund, including the Adviser’s Management Fees and the costs of any borrowings, are accrued on a monthly basis on the day that the net asset value is calculated and taken into account for the purpose of determining the net asset value.

Prospective Members should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Master Fund if the judgments of the Master Fund Board, the Adviser or the Underlying Funds should prove incorrect. Also, the Underlying Funds will only provide determinations of the net asset value of Underlying Funds on a periodic basis.  Consequently, it may not be possible to determine the net asset value of the Master Fund more frequently.

UNITS AND CAPITAL ACCOUNTS

General

The Fund will maintain a separate capital account for each Member, which will have an opening balance equal to the Member’s initial contribution to the capital of the Fund. The aggregate net asset value of the Member’s Units will reflect the value of the Member’s capital account. Each Member’s capital account will be increased by the amount of any additional contributions by the Member to the capital of the Fund, plus any amounts credited to the Member’s capital account as described below. Similarly, each Member’s capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Member’s Units, or portion thereof, plus the amount of any distributions to the Member that are not reinvested, plus any amounts debited against the Member’s capital account as described below.

Capital accounts of Members are adjusted as of the last Business Day of each fiscal period. A fiscal period begins on the day after the last Business Day of the preceding fiscal period and ends at the close of business on the first to occur of: (i) the last day of each fiscal year (January 31), (ii) the last day of each taxable year (December 31), (iii) the day preceding the date as of which any contribution to the capital of the Fund is made, (iv) any day as of which the Fund values any Units of any Member in connection with the repurchase of such Units, or (v) any day (other than one specified in clause (ii) above) as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective ownership of Units. Units shall be issued at the net asset value per Unit as of the date of issuance. The net asset value of a Unit will be determined by dividing the Fund’s aggregate net asset value by the number of Units outstanding at the applicable date.

Allocation of Net Profits and Losses

As of the last Business Day of each fiscal period, with respect to the Fund, any net profit or net loss for the fiscal period, and any offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the fiscal period, will be allocated among and credited to or debited against the capital accounts of the Members of the Fund in accordance with their respective Unit ownership for such fiscal period.  Net profits or net losses will be measured as the amount by which the net assets as of the close of business on the last Business Day of a fiscal period exceed (in the case of net profit) or are less than (in the case of net loss) the net assets as of the commencement of the same fiscal period.

Allocations for tax purposes generally will be made among Members so as to equitably reflect amounts credited or debited to each Member’s capital account for the current and prior taxable years.

Allocation of Special Items

Withholding taxes or other tax obligations incurred by the Fund (either directly or indirectly through the Master) which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes.

Reserves

Appropriate reserves may be created, accrued, and charged against Members’ capital accounts (on a pro rata basis in accordance with the Net Asset Value of each Unit) for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Board, such reserves to be in the amounts that such Board, in its sole and absolute discretion, deems necessary or appropriate.  Each Board may increase or reduce any such reserves from time to time by such amounts as that Board, in its sole and absolute discretion, deems necessary or appropriate.

VOTING

Each Member of the Fund will be entitled to cast at any meeting of Members a number of votes equivalent to the aggregate Net Asset Value of such Member’s Unit ownership as of the record date for such meeting.  The Board will establish a record date not less than 10 days nor more than 90 days prior to the date of any meeting of Members as the record date for determining eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and will maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Manager and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

Whenever the Fund as a member of a Master Fund is requested to vote on matters pertaining to the Master Fund (other than the termination of the Master Fund’s business, which may be determined by the Board of the Master Fund without member approval), the Fund will seek instructions of its Members, without the necessity of holding a meeting or obtaining a quorum of Members, and vote all of the Fund’s interests in the Master Fund proportionately to the instructions received from the Members.

The Fund shall vote Units for which it receives no voting instructions in the same proportion as the Units for which it receives voting instructions.

If the Master Fund ever would be called upon to vote on a matter submitted by an Underlying Fund, the Adviser’s policy is to exercise proxy voting authority in a prudent and diligent manner and to make voting decisions on behalf of the Master Fund and its interest holders, based on the Adviser’s reasonable judgment of what is in the Master Fund’s best interest.  The Adviser bases its decision on analysis and judgment of the particular facts and circumstances in question.  Thus, if the Master Fund invests in voting securities its primary consideration in voting portfolio proxies would be the financial interests of the Master Fund and its interest holders. The Adviser believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, the Adviser will vote on most issues presented in an Underlying Fund proxy statement in accordance with the position of the company’s management, unless the Adviser determines that voting in accordance with management’s recommendation would adversely affect the investment merits of owning the investment. However, the Adviser will consider each issue on its own merits, and will not support the position of the company’s management in any situation where, in the Adviser’s judgment, it would not be in the best interests of the client to do so. In addition, the Master Fund invests only in Underlying Funds that are unaffiliated with the Adviser.

Information regarding how the Fund voted proxies relating to securities of the Master Fund during the most recent 12-month period ended June 30 will be available: (i) without charge, upon request, by calling collect (415) 371-4000; and (ii) on the SEC’s website at http://www.sec.gov.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

The Adviser provides advice to other pooled investment vehicles with similar investment strategies requiring allocation of investment instruments, including the Underlying Funds (“Investment Instruments”), or determination of the order of the execution of transactions.  The Adviser will allocate investment opportunities fairly and equitably over time and will not favor certain accounts over others, whether advised by the Adviser or an affiliate.  The Adviser also will not favor proprietary accounts over accounts for which all or substantially all of the capital is provided by outside investors.

The Adviser will supervise the allocation of transaction costs and Investment Instruments among accounts.  The Chief Compliance Officer of the Adviser will review trading activity to ensure that the Adviser is not unfairly favoring any accounts.  Determination of whether an allocation is unfair will depend on the individual facts and circumstances and the accounts’ needs and objectives.  The Adviser will make every reasonable effort to allocate opportunities among accounts fairly and equitably over time in view of the different investment objectives, diversification requirements, leverage, risk parameters and current positions of the accounts.

The Adviser will attempt (to the extent appropriate, permissible and/or feasible) to aggregate multiple orders for the purchase or sale of the same Investment Instrument in the same direction placed at or around the same time to achieve best execution with respect to all transactions being effected on behalf of various accounts.

In general, (i) unfilled orders to buy or to sell a particular Investment Instrument in the same direction that the Adviser receives at the time a transaction in that Investment Instrument is to be executed on a particular day will be aggregated and/or (ii) any additional orders that the Adviser receives prior to full execution of an order will be added to the unfilled portion.  Transactions will be allocated pro rata to the accounts participating promptly following execution or pursuant to pre-determined allocation ratios.  To the extent that orders remain unfilled following allocation, the unfilled amounts are combined with subsequent orders for allocation of subsequent transactions.

A portfolio manager designates in writing the amount of Investment Instruments he/she intends to purchase or sell for each account participating in the transaction prior to execution.

Orders to purchase Investment Instruments for certain accounts, typically accounts managed by the same portfolio manager with the same investment mandate, will be allocated in proportion to the notional capital in each account, subject to the portfolio manager’s right to eliminate or reduce an allocation to an account if the Investment Instruments to be purchased, either because of their characteristics or in the amount to be allocated, are not suitable for or in compliance with the investment restrictions for the account.

Allocation of executed aggregated orders must be made to the accounts participating in the transactions pro rata in accordance with the pre-designated order interest amounts, with further allocations based on notional capital being made, as applicable.  Participating accounts receive the weighted average execution price for the day and pay the commission, fees and charges on a pro rata basis.  If a purchase or sale order extends beyond a trading day, the same procedure is applied at the end of each trading day in respect of all trades entered into during the day.

In situations where opportunities are too limited for all accounts to participate (even on an allocated basis), such opportunities will be allocated among eligible accounts based on an assessment of relative expected efficiencies and other relevant account-specific factors, including but not limited to the following: those accounts that are least-invested or under-invested in that particular security and the size of the allocation in comparison to the size of the account.

OTHER MATTERS

Except in accordance with applicable law, the Adviser and its affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Master Fund. However, subject to certain conditions imposed by applicable rules under the 1940 Act, the Master Fund may effect certain principal transactions in securities with one or more accounts managed by the Adviser, except for accounts as to which the Adviser or any of its affiliates serves as a general partner or as to which they may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Adviser or one of its affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Adviser has determined it would be appropriate for the Master Fund to purchase (or sell), and the Adviser determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates, and of their respective directors, managers, officers or employees, may give rise to additional conflicts of interest.

TAXES

THIS SUMMARY WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN.  IT IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER.  A PROSPECTIVE INVESTOR SHOULD SEEK ADVICE BASED ON THE PROSPECTIVE INVESTOR’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISER.

The following is a summary of certain aspects of the income taxation of the Fund and their Members and of the Master Fund that should be considered by a prospective Member.  Neither the Fund nor the Master Fund has sought a ruling from the Service or any other federal, state, or local agency with respect to any of the tax issues affecting the Fund or the Master Fund.  Further, neither the Fund nor the Master Fund has obtained an opinion of counsel with respect to any federal tax issues other than the characterization of the Fund and the Master Fund as a partnership for federal income tax purposes.

This summary of certain aspects of the federal income tax treatment of the Fund is based upon the Code, judicial decisions, Regulations, and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code that could change certain tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular Member or to certain Members subject to special treatment under the federal income tax laws, such as insurance companies.

Prospective Members should consult with their own tax advisers in order to understand the federal, state, local and foreign income tax consequences of an investment in the Fund.

Classification of the Fund and the Master Fund

The Fund and the Master Fund have received an opinion from K&L Gates LLP, counsel to the Fund and the Master Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Fund’s Board and the Master Fund Board, the Fund and the Master Fund will be treated as partnerships for federal income tax purposes and not as associations taxable as corporations.

Under Section 7704 of the Code, “publicly traded partnerships” are generally treated as corporations for federal income tax purposes.  A publicly traded partnership is any partnership where the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof).  Units will not be traded on an established securities market.  Regulations concerning the classification of partnerships as publicly traded partnerships (the “Section 7704 Regulations”) provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof).

The Section 7704 Regulations include a “redemption or repurchase agreement” safe harbor under which partnership interests can avoid being treated as readily tradable.  The Section 7704 Regulations provide that this safe harbor applies in the case of a “redemption or repurchase agreement,” which is defined as “a plan of redemption or repurchase maintained by a partnership whereby the partners may tender their partnership interests for purchase by the partnership, another partner or a person related to another partner.  The Section 7704 Regulations provide that the transfer of an interest in a partnership pursuant to a redemption or repurchase agreement is disregarded in determining whether interests in the partnership are readily tradable if (1) the redemption or repurchase agreement provides that the redemption or repurchase cannot occur until at least 60 calendar days after the partner notifies the partnership in writing of the partner’s intention to exercise the redemption or repurchase right, (2) the redemption or repurchase price is established not more than four times during the partnership’s taxable year, and (3) the sum of the percentage interests in partnership capital or profits transferred during the taxable year of the partnership does not exceed 10 percent of the total interests in partnership capital or profits.

The Fund’s LLC Agreement contains provisions satisfying two of the requirements for a safe-harbor redemption or repurchase agreement.  First, the LLC Agreement provides that the Fund will repurchase Units only if they have been tendered at least 30 days prior to a Valuation Date; and it will pay the repurchase price approximately, but no earlier than, 30 days after the Valuation Date (therefore, in no event less than 60 days after the written tender thereof).  Second, the LLC Agreement provides that Units will be valued for purposes of determining their repurchase price as of the last Business Day of each calendar quarter (i.e., four times per calendar year).

The third condition of the “redemption or repurchase agreement” safe harbor is that the repurchased interests’ partnership capital or profits not exceed 10 percent per year of the total interests in partnership capital or profits.  The LLC Agreement does not contain an explicit limitation on the quantity of Units that can be repurchased in any year.  Nevertheless, the transfer restrictions and repurchase provisions of the LLC Agreement are sufficient to meet the requirements of the “redemption or repurchase agreement” safe harbor as set forth in the Section 7704 Regulations in any year in which the Fund repurchases Units not in excess of 10 percent of the total interests in the Fund’s capital or profits.

In the event that, in any year, the Fund repurchases Units in excess of 10 percent of the total interests in its capital or profits, it will not satisfy the “redemption or repurchase agreement” safe harbor.  The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof).  Rather, in this event, the partnership’s status is examined to determine whether, taking into account all of the facts and circumstances, the partners are readily able to buy, sell, or exchange their partnership interests in a manner that is comparable, economically, to trading on an established securities market.  K&L Gates LLP also has rendered its opinion that the Fund will not be a publicly traded partnership treated as a corporation for purposes of the Section 7704 due to the application of the “redemption or repurchase agreement” safe harbor in any year in which the Fund repurchases Units not in excess of 10 percent of the total interests in the Fund’s capital or profits and that, in the event that the Fund in any year repurchases Units in excess of 10 percent of the total interests in the Fund’s capital or profits, the Fund may still avoid being considered a publicly traded partnership if the facts and circumstances with respect to the Fund’s repurchases of Units, including the amount of Units being repurchased in such year and the pattern of repurchases of Units over the life of the Fund, indicate that the Fund is not providing the equivalent of a secondary market for its Units that is comparable, economically, to trading on an established securities market. Based upon the anticipated operations of the Fund, Units will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, the Fund will not be treated as a publicly traded partnership taxable as a corporation.

The Master Fund satisfies the “private placement” safe harbor under the Section 7704 Regulations, and it will not be considered a publicly traded partnership.

The opinions of counsel described above, however, are not binding on the Service or the courts.  If it were determined that the Fund or the Master Fund should be treated as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes (as a result of a successful challenge by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts or otherwise), the taxable income of the Fund or the Master Fund would be subject to corporate income tax when recognized by it; distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of its current or accumulated earnings and profits; and Members would not be entitled to report profits or losses realized by it.

As entities treated as partnerships for tax purposes, the Fund and the Master Fund are not themselves subject to federal income tax.  The Fund and the Master Fund will file an annual partnership information return with the Service that will report the results of operations.  Each Member will be required to report separately on its income tax returns its distributive share of the respective Fund’s net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss.  The Fund does not presently intend to make periodic distributions of its net income or gains, if any, to Members.  The amount and times of distributions, if any, will be determined in the sole discretion of the Fund’s Board.  Each Member will be taxed on its distributive share of the respective Fund’s taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

The Fund

THE FOLLOWING IS PRIMARILY DIRECTED TO U.S. INVESTORS THAT ARE NOT EXEMPT FROM TAX.  THE BOARD OF THE FUND DOES NOT BELIEVE THAT, IN MOST INSTANCES, AN INVESTMENT IN THE FUND BY A TAX EXEMPT U.S. INVESTOR IS ADVISABLE.

UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF THE FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE MASTER FUND AND THE UNDERLYING FUNDS.

Taxation of the Fund and the Underlying Funds.  The Fund invests in the Master Fund, which in turn generally invests in Underlying Funds that are taxable as partnerships.  However, the Master Fund may invest from time to time in other entities that are taxable as corporations. The Fund and the Underlying Funds that are treated as partnerships are not subject to federal income tax.  The Fund’s income will include its allocable share of the income, gain, loss, deduction and credit of the Master Fund’s partnership investments.  References below to positions held or transactions effected by the Fund include its allocable share of the Master Fund’s interests in the partnerships in which it invests.

Corporate Underlying Funds that are organized in foreign jurisdictions will be subject to federal income tax on their net income that is effectively connected with a U.S. trade or business and U.S. withholding tax on certain non-effectively connected U.S. source income.  In general, the Fund will recognize taxable gain or loss when the Master Fund disposes of stock in a corporate entity.  Moreover, any corporate entity that is formed in a foreign jurisdiction will likely be treated as a “passive foreign investment company,” in which case, each Member will be required to pay tax at ordinary income rates (as determined under Section 1291 of the Code) on its allocable share of any gain recognized on the sale of its indirect interest in the foreign corporate entity, plus a deemed interest charge (treated as an addition to tax) to reflect the deferral of income over the term for which the stock was held.  The deferred tax charge will not apply if the Master Fund elects to recognize its allocable share of any foreign corporate entity’s income and gain annually.  The Master Fund generally intends to make such an election when and to the extent available, but no assurances can be given that such election will be available or that if available the Master Fund will make such election.

Taxation of Investors in the Fund. Each Member will be required to report on its federal income tax return, and will be taxed upon, its allocable share of each item of the Fund’s income, gain, loss, deduction and credit for each taxable year of the Fund ending with or within the Member’s taxable year.  See “— Allocations of Income, Gain, Loss and Deduction” below.  Each item generally will have the same character and source (either U.S. or foreign), as though the Member realized the item directly.  Members must report these items regardless of the extent to which, or whether, they receive cash distributions from the Fund for such taxable year.  Moreover, investments in certain securities, such as original issue discount obligations or preferred stock with redemption or repayment premiums, or in the stock of certain types of foreign corporations, such as a “controlled foreign corporation” or “passive foreign investment company,” could cause the Fund, and consequently the Members, to recognize taxable income without the Fund or the Members receiving any related cash distribution.  An investment in a “passive foreign investment company” could also, in the absence of a specific election, cause a Member to pay a deferred tax and interest charge on taxable income that is treated as having been deferred.  In addition, because the net profits or net losses of the Fund that are allocated to a Member’s capital account reflect both gain and loss realized for federal income tax purposes and the unrealized appreciation and depreciation of investments, a Member’s share of the taxable income of the Fund in any year may be more or less than the amount of net profits or net losses allocated to the Member’s capital account for that year.

FOR THE REASONS DESCRIBED ABOVE AND BECAUSE, AMONG OTHER THINGS, THE FUND IS NOT GENERALLY OBLIGATED, AND DOES NOT INTEND, TO MAKE DISTRIBUTIONS, MEMBERS MAY RECOGNIZE SUBSTANTIAL AMOUNTS OF TAXABLE INCOME IN EACH YEAR, THE TAXES ON WHICH MAY BE FAR IN EXCESS OF ANY DISTRIBUTIONS FROM THE FUND.

The Fund will file an annual partnership information return with the Service reporting the results of its operations.  After the end of each calendar year, the Fund will distribute to its Members federal income tax information reasonably necessary to enable each Member to report its distributive share of the Fund’s partnership items.  Each Member of the Fund must treat partnership items reported on the Fund’s returns consistently on the Member’s own returns, unless the Member files a statement with the Service disclosing the inconsistency.

In addition, the Fund may not be in a position to independently verify the accuracy of tax information provided by the Underlying Funds.  In the event the Service challenges tax positions taken by the Underlying Funds, Members of the Fund could be adversely affected.  In particular, Members in the Fund could be required to amend prior tax returns and include additional amounts of income not previously reported, and pay federal income tax at applicable rates (together with applicable penalties and interest, if any) if the tax information that Underlying Funds provide to the Fund is materially inaccurate or otherwise changes as a result of a successful challenge by the Service.

Because the Fund expects to be treated as a partnership for federal income tax purposes, the Fund expects to deliver such tax information to Members on IRS Form K-1 (not Form 1099).  Given the Master Fund’s anticipated investment in numerous Underlying Funds, the nature of the tax reporting on a Member’s own federal income tax return of its allocable share of the Fund’s income, gain, loss, deduction or credit is complicated, and the Member will likely need the assistance of a certified public accountant or other tax professional to prepare its federal and state income tax returns.  The Member could experience an increase in the amount of fees payable to such tax professionals, and such increase could be material.  Investors subscribing for Units in the Fund for the first time late in the calendar year  may wish to consider such expenses in deciding whether to subscribe at such time or to delay the subscription until the beginning of the next  year.

The Code generally allows certain partnerships with 100 or more partners to elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain partnership items.  The Fund does not intend to make this election if it becomes available, but it reserves the right, in its sole discretion, to make the election if it determines that the election would be in the best interest of the Members.  In certain cases, it is possible that the election would have an adverse effect on the Members.

Tax-Exempt Investors in the Fund.  Because the Fund and any Underlying Funds may incur debt in connection with the purchase of securities, futures and other investments, the Fund may generate income that is taxable to its tax-exempt Members as UBTI. Accordingly, the Fund is likely not an appropriate investment for a tax-exempt entity.  See “— Unrelated Business Taxable Income” below.  In addition, a tax-exempt Member may recognize UBTI if it incurs indebtedness to finance its investment in the Fund, and it is possible that certain investments by the Fund could result in UBTI, even if such investments are not debt financed.

An IRA may be required to pay income taxes, make estimated income tax payments, and file an income tax return for any taxable year in which it has UBTI.  To file an income tax return, an IRA may need to obtain a taxpayer identification number.  The Fund is not designed for investment by charitable remainder trusts and an investment in the Fund is not likely to be appropriate for a charitable remainder trust.  The charitable contribution deduction for charitable lead trusts and other trusts under Section 642(c) of the Code may be limited for any year in which the trusts have UBTI.  Additional tax considerations may also be applicable to private foundations and private operating foundations.

Prospective investors that are IRAs, title holding companies, private foundations, and private operating foundations, as well as any other tax-exempt investors, should consult their own tax advisers with respect to the tax consequences of investing in, and receiving UBTI from, the Fund.

Distributions.  Distributions to a Member by the Fund, other than in liquidation of the Member’s Units in the Fund, will not result in the recognition of gain or loss by such Member, except that gain will be recognized to the extent that cash distributed exceeds the Member’s adjusted tax basis in its Units in the Fund.  Any such gain recognized will generally be treated as capital gain.

On the complete liquidation of a Member’s Units in the Fund, a Member that receives only cash will recognize gain or loss equal to the difference between the amount of cash received and such Member’s adjusted tax basis for its Units in the Fund.  If a Member receives cash and other property, or only other property, it will not recognize loss but will recognize gain to the extent that the amount of cash received exceeds the adjusted tax basis of its Units in the Fund.  Any gain or loss recognized will generally be treated as capital gain or loss.

Allocations of Income, Gain, Loss and Deduction.  Under the Fund’s LLC Agreement, the net profits or net losses of the Fund for each accounting period are allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for federal income tax purposes.  The LLC Agreement provides that items of taxable income, deduction, gain, loss or credit actually recognized by the Fund for each taxable year generally are to be allocated for income tax purposes among the Members pursuant to the principles of Treasury Regulations issued under Sections 704(b) and 704(c) of the Code, to reflect equitably the amounts of net profits or net losses of the Fund allocated to each Member’s capital account for the current and prior taxable years.

The Fund may specially allocate items of Fund taxable income and gain to a Member whose Units are being repurchased to the extent its repurchase price exceeds its tax basis in its Units and may specially allocate items of Fund deduction and loss to a Member whose Units are being repurchased to the extent its tax basis in its Units exceeds its repurchase price.  There can be no assurance that, if the Fund makes such a special allocation, the Service will accept such allocation.  If such allocation is successfully challenged by the Service, the Fund’s income and gain or loss as the case may be, allocable to the remaining Members will be increased.

Tax Treatment of Portfolio Investments.  In General.  The Fund expects that the Master Fund and the Underlying Funds each will act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts.  A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses.  Thus, subject to the treatment of certain currency exchange gains as ordinary income (see “— Currency Fluctuations – ‘Section 988’ Gains or Losses” below) and certain other transactions described below, the Fund expects that the gains and losses from the securities transactions of the Master Fund and the Underlying Funds typically will be capital gains and capital losses.  These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Master Fund or an Underlying Fund, as the case may be, maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment.  The application of certain rules relating to short sales, to so-called “straddle” and “wash sale” transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the  timing  of the realization,  of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Master Fund.

The Master Fund may realize ordinary income from dividends and accruals of interest on securities.  The Master Fund may hold debt obligations with “original issue discount.” In such case, the Master Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year.  The Master Fund may also acquire debt obligations with “market discount.” Upon disposition of such an obligation, the Master Fund generally would be required to treat gain realized as interest income to the extent of the market discount, which accrued during the period the debt obligation was held by the Master Fund.  Income or loss from transactions  involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. Moreover, gain recognized from certain “conversion transactions” will be treated as ordinary income.  Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer’s return is attributable to the time value of the net investment in the transaction.  The enumerated transactions are (i) the holding of any property  (whether or not actively traded) and entering into a contract to sell such property  (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other  transaction  that is marketed or sold on the basis that it would have the economic  characteristics of a loan but the interest-like  return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

Currency Fluctuations – “Section 988” Gains or Losses.  To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Master Fund or an Underlying Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar.  Generally, gains or losses with respect to the investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency  (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss.  Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Master Fund or an Underlying Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Master Fund or Underlying Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

As indicated above, the Master Fund or an Underlying Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies.  Generally, foreign currency regulated futures contracts and option contracts that qualify as “Section 1256 Contracts” (see “— Section 1256 Contracts” below) will not be subject to ordinary income or loss treatment under Section 988.  However, if the Master Fund or an Underlying Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the

Master Fund or an Underlying Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Master Fund or an Underlying Fund and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the  transaction  is  entered  into)  to  treat  the  gain  or loss attributable to such contract as capital gain or loss.

Section 1256 Contracts.  In the case of Section 1256 Contracts, the Code generally applies a “mark to market” system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts.  Under these rules, Section 1256 Contracts held by the Master Fund or an Underlying Fund at the end of each taxable year of the Master Fund or an Underlying Fund are treated for Federal income tax purposes as if they were sold by the Master Fund or an Underlying Fund for their fair market value on the last business day of such taxable year.  The net gain or loss, if any, resulting from such deemed sales (known as “marking to market”), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Master Fund or an Underlying Fund in computing its taxable income for such year. If a Section 1256 Contract held by the Master Fund or an Underlying Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules.

Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof.  Such gains and losses will be taxed under the general rules described above.  Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See “— Currency Fluctuations – ‘Section 988’ Gains or Losses” for more information.) If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years.  Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are Section 1256 Contracts.  The Master Fund (and any Underlying Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions.  The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from positions in the account.  At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes.  The application of the Regulations’ mixed straddle account rules is not entirely clear.  Therefore, there is no assurance that a mixed straddle account election by the Master Fund or an Underlying Fund will be accepted by the Service.

Short Sales.  Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Master Fund’s or an Underlying Fund’s hands.  Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Master Fund or an Underlying Fund for more than one year. In addition, these rules may also terminate the running of the holding period of “substantially identical property” held by the Master Fund or an Underlying Fund.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed.  However, if the Master Fund or an Underlying Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Master Fund or the Underlying Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Master Fund or an Underlying Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Master Fund or the Underlying Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Foreign Taxes.  It is possible that certain dividends and interest directly or indirectly received by the Master Fund or an Underlying Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries.  In addition, the Master Fund or an Underlying Fund may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities.  Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Deductibility of Fund Investment Expenditures.  Subject to certain exceptions, all miscellaneous itemized deductions, as defined by the Code, of an individual taxpayer, and certain of such deductions of an estate or trust, including in each case a Member’s allocable share of any such deductions with respect to expenses incurred by a partnership, are deductible only to the extent that such deductions exceed 2% of the taxpayer’s adjusted gross income. Under a former Code provision that will resume effect in 2011 unless legislative action is taken, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent the excess expenses (along with certain other itemized deductions) exceed the lesser of: (i) 3% of the excess of the individual’s adjusted gross income over the specified amount, or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.   Moreover, expenses that are miscellaneous itemized deductions are not deductible by a non-corporate taxpayer in calculating its alternative minimum tax liability.  The foregoing limitations on deductibility do not apply to deductions attributable to a trade or business.  The trading of stocks or securities is generally considered engaging in a trade or business for this purpose while investing in stocks or securities is generally not so considered.

At the end of each taxable year the Fund will determine the extent to which its expenses are attributable to a trade or business or are miscellaneous itemized deductions.  There can be no assurance that the Service will agree with such determinations.

Organizational and operating expenses of the Fund, including the Management Fee and any other amounts treated as compensation paid to the Adviser, as well as certain investment expenses of the Fund, to the extent not attributable to a trade or business, may be treated as miscellaneous itemized deductions subject to the foregoing rules or may be required to be capitalized.

Under Section 163(d) of the Code, “investment interest” expense of a non-corporate taxpayer (including in the case of a Member its allocable share of any such expense incurred by a partnership) is deductible only to the extent of such taxpayer’s “net investment income” (including in the case of a Member its allocable share of any net investment income of a partnership).  Interest expense incurred by the Fund should constitute “investment interest” and accordingly may be subject to the foregoing limitation.

Losses.  A Member may deduct its allocable share of the Fund’s losses only to the extent of such Member’s adjusted tax basis for its Units in the Fund.  Under current law, the deduction of capital losses is limited to the extent of capital gains in the case of a corporation and to the extent of capital gains plus $3,000 in the case of an individual.

The Code restricts the deductibility of losses from a “passive activity” against certain income that is not derived from a passive activity.  This restriction applies to individuals, personal service corporations and certain closely held corporations.  Pursuant to temporary Treasury Regulations issued by the Treasury Department, income or loss from securities trading or investing activity generally will not constitute income or loss from a passive activity.  Therefore, passive losses from other sources generally could not be deducted against a Member’s share of such income and gain.

Tax Elections.  The Fund may make various elections for federal income tax purposes that could result in certain items of income, gain, loss, deduction and credit being treated differently for tax and accounting purposes.

The Code generally permits a partnership to elect to adjust the basis of its property on the sale or exchange of a partnership interest, the death of a Member and on the distribution of property to a Member (a “754 election”), except in certain circumstances in which such adjustments are mandatory.  Such adjustments generally are mandatory in the case of a transfer of a partnership interest with respect to which there is substantial built-in loss, or a distribution of partnership property that results in a substantial basis reduction.  A substantial built-in loss exists if a partnership’s adjusted basis in its asset exceeds the fair market value of such assets by more than $250,000.  A substantial basis reduction results if a downward adjustment of more than $250,000 would be made to the basis of partnership assets if a 754 election were in effect.   The general effect of such an election or mandatory adjustment is that transferees of partnership interests are treated as though they had acquired a direct interest in partnership assets. Any such election, once made, may not be revoked without the Service’s consent.  Although its LLC Agreement authorizes the Fund, at its option, to make this election (or any other elections permitted under the Code), because of the tax accounting complexities inherent in making this election to adjust the basis of the Fund, it is unlikely that the Fund would decide to make such an election unless circumstances existed which required such adjustments.  The absence of this election and of the power to compel the making of such election may, in some circumstances, results in a reduction in value of an interest in the Fund to a potential transferee.

The Fund decides how to report the tax items on its information returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency.  In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund’s income and deductions generally is determined at the partnership level in a single proceeding rather than by individual audits of the Members.  The Fund’s “Tax Matters Partner” has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members.  In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members’ tax liabilities with respect to Fund items.

Alternative Minimum Tax.  The extent, if any, to which the federal alternative minimum tax will be imposed on any Member will depend on the Member’s overall tax situation for the taxable year.  Prospective investors should consult with their tax advisers regarding the alternative minimum tax consequences of an investment in the Fund.

Unearned Income Medicare Tax.  Under legislation enacted in 2010, effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8 percent.  Undistributed net investment income of trusts and estates in excess of a specified amount will also be subject to this tax.  Certain income and gain resulting from the Fund’s investments, when allocated to individual investors and investors that are trusts or estates, will constitute investment income of the type subject to this tax.

Tax Shelter Disclosure.  Certain rules require taxpayers to disclose – on their federal income tax returns and, under certain circumstances, separately to the Office of Tax Shelter Analysis – their participation in “reportable transactions” and require “material advisors” to maintain investor lists with respect thereto.  These rules apply to a broad range of transactions, including transactions that would not ordinarily be viewed as tax shelters, and to indirect participation in a reportable transaction (such as through a partnership). For example, a Member who is an individual will be required to disclose participation in a loss transaction, which would include a tax loss resulting from the sale or exchange of his or her Units, if the loss is at least $2 million in any single taxable year or $4 million in the taxable year in which the transaction is entered into and the five succeeding taxable years – those thresholds are $10 and $20 million, respectively, for Members that are C corporations.  A loss transaction would also include a loss from foreign currency transactions of at least $50,000 in any single taxable year for individuals and trusts, either directly or through a pass-through entity, such as the Fund. Losses are adjusted for any insurance or other compensation received but determined without taking into account offsetting gains or other income or limitations on deductibility.

An excise tax and additional disclosure requirements may apply to certain tax-exempt entities that are “parties” to certain types of reportable transactions.  A notice issued by the Service provides that a tax-exempt investor in a partnership will generally not be treated as a “party” to a prohibited tax shelter transaction, even if the partnership engages in such a transaction, if the tax-exempt investor does not facilitate the transaction by reason of its tax-exempt, tax indifferent or tax-favored status.  There can be no assurance, however, that the Service or Treasury Department will not provide guidance in the future, either generally or with respect to particular types of investors, holding otherwise.

Failure to comply with the disclosure requirements for reportable transactions or prohibited tax shelter transactions can result in the imposition of penalties.  Prospective investors are urged to consult with their own tax advisers with respect to the effect of these rules on an investment in the Fund.

NOTWITHSTANDING ANYTHING TO THE CONTRARY, EACH INVESTOR (AND EACH EMPLOYEE, REPRESENTATIVE, OR OTHER AGENT OF THE INVESTOR) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION OF ANY KIND, THE TAX TREATMENT AND TAX STRUCTURE OF AN INVESTMENT IN THE FUND AND ALL MATERIALS OF ANY KIND (INCLUDING OPINIONS OR OTHER TAX ANALYSIS) THAT ARE PROVIDED TO THE INVESTOR RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE (AS SUCH TERMS ARE DEFINED IN TREASURY REGULATION SECTION 1.6011-4).

State and Local Taxes.  Prospective investors should also consider the potential state and local tax consequences of an investment in the Fund.  In addition to being taxed in its own state or locality of residence, a Member may be subject to tax return filing obligations and income, franchise and other taxes in jurisdictions in which the Fund or the Underlying Funds operate.  The Fund may be required to withhold state and local taxes on behalf of the Members.  Any amount withheld generally will be treated as a distribution to each particular Member.  However, an individual Member may be entitled to claim a credit on his or her resident state income tax return for the income taxes paid to the nonresident jurisdictions.  Further, the Fund (and the Underlying Funds) may be subject to state and/or local taxes.

Foreign Taxation.  In general, the manner in which the Fund and/or Underlying Funds and their income will be subject to taxation in the various countries in which they conduct investment activities will depend on whether the Fund and the Underlying Funds are treated as having a trade or business in the particular country.  Although the Fund will endeavor, to the extent consistent with achieving its management and investment objectives, to minimize the risk that it will be treated as engaged in a trade or business in a particular country that might result in significant taxation, no assurance can be provided in this regard. It is possible that certain amounts received from sources within foreign countries will be subject to withholding taxes imposed by such countries.  In addition, the Fund and/or Underlying Funds may also be subject to other withholding and capital gains, stamp duty or other taxes in some of the foreign countries where they purchase and sell securities.

The Members will be informed by the Fund as to their proportionate shares of the foreign taxes paid by the Fund, which they will be required to include in their income.  The Members may be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their shares of such foreign taxes in computing their federal income taxes.

EMPLOYEE BENEFIT PLAN CONSIDERATIONS

THIS DISCUSSION WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN.  IT IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON A TAXPAYER.  A TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

General

The fiduciary responsibility standards and prohibited transaction restrictions of ERISA apply to most employee retirement and welfare benefit plans maintained by private corporate employers (“ERISA plans”).  Although ERISA does not (with certain exceptions) apply to certain types of plans, such as IRAs, plans covering only self-employed individuals (i.e., sole proprietors and partners) and their respective spouses, or corporate plans covering only a corporation’s sole shareholder and his or her spouse, these plans (as well as most ERISA plans) are subject to the prohibited transaction excise tax provisions of Section 4975 of the Code, which are substantially similar to the prohibited transaction restrictions of ERISA.  Neither ERISA nor Section 4975 of the Code applies to employee benefit plans established or maintained by government entities, plans established and maintained by churches or certain entities associated with churches, plans maintained outside the U.S. primarily for the benefit of nonresident aliens, and certain other plans excluded by statute.

The following summary of certain aspects of ERISA and Section 4975 of the Code is based upon the statutes, judicial decisions, and regulations and rulings of the Department of Labor (“DOL”) in existence on the date hereof.  This summary is general in nature and does not address every issue under ERISA or Section 4975 of the Code that may be applicable to the Fund or a particular investor.  Accordingly, each prospective Member should consult with its own counsel in order to understand such issues affecting the Fund or the Member.

Investment Considerations

The assets of the Fund will be invested in accordance with the investment policies and objectives described in this Memorandum.  Accordingly, an authorized fiduciary of an employee benefit plan proposing to invest in the Fund should, in consultation with its advisors, consider whether the investment would be consistent with the terms of the plan’s governing documents and applicable law.  The fiduciary of an ERISA plan, for example, should give appropriate consideration to, among other things, (i) the role that an investment in the Units would play in the plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the plan’s purposes, the risk and return factors associated with the investment, the composition of the plan’s total investment portfolio with regard to diversification, the liquidity and current return of the plan’s portfolio relative to its anticipated cash flow needs, and the projected return of the plan’s portfolio relative to its objectives, (ii) the fact that the Members may consist of a diverse group of investors (possibly including taxable and tax-exempt entities) and that the Adviser necessarily will not take investment objectives of any particular Member that are not consistent with those of the Fund into account in managing Fund investments, (iii) limitations on the plan’s right to redeem or transfer Units, and (iv) the tax effects of an investment in Units.

THE ADVISER AND THE FUNDS ARE NOT RESPONSIBLE FOR DETERMINING, AND NONE OF THEM MAKES ANY REPRESENTATION REGARDING, WHETHER A PURCHASE OF UNITS IS A PRUDENT OR SUITABLE INVESTMENT FOR ANY EMPLOYEE BENEFIT PLAN.

Prohibited Transactions

A purchase of Units by an employee benefit plan having a relationship with the Adviser or any of its affiliates outside the Fund could, under certain circumstances, be considered a transaction prohibited under ERISA, Section 4975 of the Code, or, in some circumstances, applicable state law.  In addition, the prohibited transaction restrictions of ERISA prohibit an ERISA plan fiduciary from causing the plan to engage in a transaction if the fiduciary knows or should know the transaction would involve a “party in interest” of the plan.  “Parties in interest” of an ERISA plan include, among others, persons providing services to the plan and certain affiliates of such persons.  Transactions between ERISA plans and parties in interest that are prohibited include, among others, any direct or indirect sale or exchange of property between the plan and a party in interest and any transfer of plan assets to, or use of plan assets by or for the benefit of, a party in interest.  Section 4975 of the Code prohibits substantially similar transactions between plans subject to that Section and “disqualified persons” of such plans, defined to include substantially the same persons as parties in interest for ERISA purposes.  Although the Adviser believes that the Fund itself should not be considered a party in interest (or disqualified person) with respect to investing ERISA plans (or plans subject to Section 4975 of the Code), the application of ERISA, Section 4975 of the Code, or applicable state laws depends upon the particular facts and circumstances of each situation.

Accordingly, an authorized fiduciary of an investing plan will be required to represent, among other things, that the plan’s purchase and holding of Units will not be a transaction prohibited under ERISA, Section 4975 of the Code, or applicable state law, for which no exemption applies.  Such fiduciary also will be required to represent that neither the Adviser nor any of its affiliates, agents, or employees (i) exercises any authority or control with respect to the management or disposition of assets of the plan used to purchase the Units, (ii) renders investment advice for a fee (pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions and that such advice will be based on the particular investment needs of the plan), with respect to such assets of the plan, or has the authority to do so, or (iii) is an employer maintaining or contributing to, or any of whose employees are covered by, the plan.

“Plan Assets”

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund are not, as a matter of law, considered to be assets of any ERISA plans invested in the Fund for purposes of ERISA or Section 4975 of the Code.  Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to such plans solely by reason of its authority or activities with respect to the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Memorandum is general and may be affected by future publication of regulations and rulings. Potential ERISA Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

FIDUCIARIES OF EMPLOYEE BENEFIT PLANS SHOULD CONSULT WITH THEIR OWN COUNSEL AS TO THE CONSEQUENCES UNDER ERISA, SECTION 4975 OF THE CODE, OR OTHER APPLICABLE LAW OF AN INVESTMENT IN THE FUNDS.

CODE OF ETHICS

The Fund, the Master Fund, and the Adviser have adopted a code of ethics. The code is designed to detect and prevent improper personal trading by their personnel, including investment personnel who might compete with or otherwise take advantage of the Master Fund’s portfolio transactions. Covered persons include the Advisers, as well as employees of the Adviser having knowledge of the investments and investment intentions of the Master Fund. The code of ethics permits persons subject to the code to invest in securities, including securities that may be purchased or held by the Master Fund, subject to a number of restrictions and controls. Compliance with the code of ethics is carefully monitored and enforced.

The code of ethics is included as an exhibit to the Fund’s and the Master Fund’s registration statements filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. The code of ethics is available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549.

BROKERAGE

The Underlying Fund Manager of an Underlying Fund selects the brokers to be used for transactions in securities bought and sold on behalf of such Underlying Fund.Each Underlying Fund Manager is authorized to direct brokerage to firms that furnish or pay for research, research-related services, and other services within the “safe harbor” provided by Section 28(e) of the 1934 Act or in compliance with the laws or rules of the regulatory authority having jurisdiction over the Underlying Fund Manager and/or brokerage firm.  Certain Underlying Fund Managers may receive products or services from brokerage firms that are outside the “safe harbor” of Section 28(e).

In negotiating commission rates, the Underlying Fund Manager may take into account the financial stability and reputation of the broker, the quality of the investment research, special execution capabilities, clearance, settlement, custody, recordkeeping and other services provided by such broker.

The Underlying Fund Manager may derive substantial direct or indirect benefit from these services, particularly to the extent the Underlying Fund Manager uses “soft dollars” to pay for expenses that the Underlying Fund Manager would otherwise have been required to pay.  The investment information and soft dollar benefits received from brokers may be used by the Underlying Fund Managers in servicing other accounts, and not all such information and soft dollar benefits may be used by the Underlying Fund Managers in connection with the Underlying Fund.

The Fund and the Master Fund generally believe that Underlying Funds will follow practices similar to those described above.  As discussed in the “Risk Factors” section above, the Fund and the Master Fund have no control over Underlying Funds brokerage arrangements or operations, and there is a risk of Underlying Fund Manager misconduct.

DISTRIBUTION ARRANGEMENTS

General

The Fund or WFAAM may retain one or more Placement Agents, which themselves may retain additional Placement Agents, including in each case Placement Agents affiliated with WFAAM, to facilitate the distribution of the Fund’s Units.  Investors purchasing through a Placement Agent may be assessed a Placement Fee on subscriptions in the amount of 2.00% on the first $500,000 subscribed for in the Fund, 1.00% on the next $500,000 subscribed for in the Fund, and 0.50% on any amount over $1,000,000 subscribed for in the Fund.  Subsequent subscriptions by such a Member will be subject to the Placement Fee; however, prior subscriptions in the Fund or any other investment product managed by WFAAM will be taken into account when calculating the Placement Fee breakpoints.  The Placement Fee may be waived for investors where the Placement Agent or one of its affiliates is acting as a fiduciary or agent for the investor and for all officers and employees of the Adviser or its affiliates.

In addition, WFAAM may pay a portion of the Management Fees it receives from the Fund to Placement Agents, or their affiliates or registered representatives.

Units will not be registered under the 1933 Act, or the securities laws of any state or any other jurisdiction, nor is any such registration contemplated.

Subsequent to the initial offering, it is expected that Units will be offered and may be purchased on a monthly basis or at such other times as may be determined by the Board of the Fund.  The Board of the Fund may discontinue accepting subscriptions at any time.

Purchase Terms

Units will be sold at the then-current net asset value per Unit as of the date on which the subscription is accepted.  The minimum initial investment in the Fund is $100,000.  The minimum additional investment is $25,000.  The minimum initial and minimum additional investment requirements may be reduced or increased by the Board. No certificates will be issued for Units.

Before a prospective Member may invest in the Fund, the Fund or the Member’s sales representative will require a certification from the prospective Member that it meets all requirements for investment, and that the Member will not transfer its Units except in the limited circumstances permitted under the LLC Agreement. The subscription agreement or other documents verifying that a Member meets the applicable requirements will be contained in the Fund’s application form. A Member’s subscription agreement or other documents must be received and accepted by the Fund along with its good payment as described above. Otherwise, a Member’s order will not be accepted.  Various Placement Agents, if any, may use differing subscription agreements or other documents, which cannot, however, alter the Fund’s requirement that a Member be at a minimum an “accredited investor.”

The LLC Agreement is contained in Appendix A of this Memorandum. Each new Member will agree to be bound by all of the terms of the LLC Agreement by executing a subscription agreement.

SUMMARY OF LLC AGREEMENT

The following is a summary description of additional items and of select provisions of the Fund’s LLC Agreement. The description of such items and provisions is not definitive, and reference should be made to the complete text of the form of LLC Agreement contained in Appendix A.  In addition, the Master Fund’s LLC agreement contains similar items and provisions.

Liability of Members and Managers

Except as provided under the Delaware Limited Liability Company Act (the “Delaware Act”) or the 1940 Act, a Member will not be liable for the Fund’s debts, obligations and liabilities in any amount in excess of the capital account balance of such Member.  Except as provided under the Delaware Act or the 1940 Act, a Manager will not be liable for the Fund’s debts, obligations or liabilities.

Duty of Care

The Fund’s LLC Agreement provides that no Manager is liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of a Manager’s services pursuant to any agreement, including the LLC Agreement, between a Manager and the Fund for the provision of services to the Fund unless it is determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of the Manager constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the performance of his services to the Fund.  The Fund’s LLC Agreement also contains provisions for the indemnification by the Fund, to the fullest extent permitted by law, of the Manager of the Fund and the directors, officers and employees of the Fund (including his or her respective executors, heirs, assigns, successors, or other legal representatives), but not by the Members individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund.  The rights of indemnification provided under the Fund’s LLC Agreement will not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of the LLC Agreement to the fullest extent permitted by law.

Members of the Fund will be members of a limited liability company as provided under Delaware law.  Members that are not in breach of any obligation under the LLC Agreement or under their combined form of proxy and consent in connection with subscription agreement, application or certification or under any other document pursuant to which Members agree to be bound by all the terms and provisions of the LLC Agreement will be liable to the Fund, any other Member, or third parties only as provided under Delaware law.

Power of Attorney

By purchasing Units and by signing the Fund’s LLC Agreement (which each Member will do by virtue of signing the subscription agreement), each Member will appoint each Manager, acting severally, and any liquidator of the Fund’s assets appointed pursuant to the LLC Agreement, with full power of substitution, his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement.

The power-of-attorney granted in the Fund’s LLC Agreement is a special power-of-attorney coupled with an interest in favor of each of the Managers and any liquidator of the Fund’s assets and, as such: (1)is irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting the power-of-attorney, regardless of whether the Fund, Board or liquidator has had notice thereof; and (2) survives a transfer by a Member of such Member’s Units, except that, where the transferee thereof has been approved by the Board, the power-of-attorney given by the transferor survives such transfer for the sole purpose of enabling the Board to execute, acknowledge, and file any instrument necessary to effect such transfer.

Term, Dissolution and Liquidation

A Fund will be dissolved only:

(1)	upon the affirmative vote to dissolve the Fund by the Board;

(2)	upon the determination not to continue the business of the Fund or the failure of Members to elect the required number of Managers at a meeting called by WFAAM in accordance with the LLC Agreement;

(3)	at any time there are no Members in accordance with and subject to Delaware law; or

(4)	the entry of a decree of judicial dissolution under Delaware law.

Upon the occurrence of any event of dissolution with respect to the Fund, the Board will promptly appoint the Adviser as the liquidator, and the Adviser will liquidate the assets, and wind up the business and affairs of the Fund, except that, if the Adviser is unable or unwilling to perform this function, the Board will appoint another person to serve as liquidator, and, if the Board is unable or unwilling to appoint another person to serve as liquidator, Members holding a majority of the total number of votes eligible to be cast by all Members will appoint another person to serve as liquidator, and such person will promptly liquidate assets, and wind up the business and affairs of the Fund.  Net profits or net losses during the fiscal period including the period of liquidation will be allocated as described under “UNITS AND CAPITAL ACCOUNTS — Allocation of Net Profits and Losses.”

Upon the dissolution of the Fund, its assets are to be distributed in accordance with Delaware law and the LLC Agreement as follows:

(1)
the debts of the Fund and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Fund’s assets to its Members has been completed, will first be paid in accordance with priority and on a pro rata basis in accordance with their respective amounts; and

(2)
the Members will next be paid on a pro rata basis in accordance with the positive balances of their respective capital accounts after giving effect to all allocations to be made to such Members’ capital accounts for the fiscal period ending on the date of the distributions.

Voting

Each Member of the Fund will be entitled to cast at any meeting of Members a number of votes equivalent to the aggregate Net Asset Value of such Member’s Unit ownership as of the record date for such meeting.  The Board will establish a record date not less than 10 days nor more than 90 days prior to the date of any meeting of Members as the record date for determining eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and will maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting. Members of the Fund will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of the Fund’s agreement with any investment adviser to the Fund, and certain other matters, to the extent that the 1940 Act requires a vote of Members on any such matters. Except for the exercise of their voting privileges, Members of the Fund in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

Whenever the Fund, as a direct or indirect investor in the Master Fund, is requested to vote on matters pertaining to the Master Fund (other than the termination of the Master Fund’s business, which may be determined by the Managers of the Master Fund without investor approval), the Fund will seek instructions of its Members, without the necessity of holding a meeting or obtaining a quorum of Members, and vote all of the Fund’s interests in the Master Fund proportionately to the instructions received from the Members.  The Fund shall vote Units for which they receive no voting instructions in the same proportion as the Units for which it receives voting instructions.

Reports to Members

The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for such Members to complete federal and state income tax or information returns, along with any other tax information required by law. The Fund will send a semi-annual and an audited annual report to Members within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act.  Semi-annual reports from the Adviser regarding the Master Fund’s operations during each fiscal semi-annual period will also be sent to Members.

Fiscal Year

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. The first fiscal year of a Fund will commence on the date the Fund commences operations and will end on March 31, 2012. For tax purposes, the Fund intends to adopt the 12-month period ending December 31 of each year as its taxable year. However, in certain circumstances, the Fund may be required to adopt a taxable year ending on another date.

ACCOUNTANTS AND LEGAL COUNSEL

KPMG LLP, 1601 Market Street, Philadelphia, PA 19103-2499, serves as the independent registered public accounting firm of the Fund, and the Master Fund.

K&L Gates LLP, One Lincoln Street, Boston, Massachusetts 02111 and 1601 K Street, N.W., Washington, D.C. 20006, acts as counsel to the Fund and the Master Fund.

FINANCIAL STATEMENTS

Each of the Fund and the Master Fund will issue a complete set of financial statements on an annual basis prepared in accordance with generally accepted accounting principles.

GENERAL INFORMATION

The Fund and the Master Fund are registered under the 1940 Act as a closed-end management investment companies.  The Fund and the Master Fund were formed as limited liability companies under the laws of the State of Delaware on December 21, 2010.  The Fund has its principal offices c/o WFAAM, 333 Market Street, 29th Floor, San Francisco, California 94105, or at such other place as may be designated from time to time by the Board.  The Fund will have its registered office in Delaware at Corporation Service Company and will have Corporation Service Company as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board.  The Adviser’s telephone number is at (415) 371-4000.

APPENDIX A

WELLS FARGO FAMILY OFFICE FUND I, LLC

(A Delaware Limited Liability Company)

LIMITED LIABILITY COMPANY AGREEMENT

Dated as of January 3, 2011

TABLE OF CONTENTS
                                                                                      Page

ARTICLE I: DEFINITIONS	1
ARTICLE II: ORGANIZATION; ADMISSION OF MEMBERS	4
2.1 FORMATION OF LIMITED LIABILITY COMPANY	4
2.2 NAME	4
2.3 PRINCIPAL AND REGISTERED OFFICE	4
2.4 DURATION	5
2.5 BUSINESS OF THE FUND	5
2.6 BOARD OF MANAGERS	7
2.7 MEMBERS	8
2.9 BOTH MANAGERS AND MEMBERS	8
2.10 LIMITED LIABILITY	9
ARTICLE III: MANAGEMENT	9
3.1 MANAGEMENT AND CONTROL	9
3.2 ACTIONS BY THE BOARD OF MANAGERS	10
3.3 MEETINGS OF MEMBERS	10
3.4 CUSTODY OF THE FUND’S ASSETS	12
3.5 OTHER ACTIVITIES OF MEMBERS AND MANAGERS	12
3.6 DUTY OF CARE	12
3.7 INDEMNIFICATION	12
3.8 FEES, EXPENSES AND REIMBURSEMENT	14
ARTICLE IV: TERMINATION OF STATUS OF ADVISER AND MANAGERS, TRANSFERS AND REPURCHASES	16
4.1 TERMINATION OF STATUS OF A MANAGER	16
4.2 REMOVAL OF THE MANAGERS	16
4.3 TRANSFER OF UNITS OF MEMBERS	16
4.4 REPURCHASE OF UNITS	17
ARTICLE V: CAPITAL	19
5.1 CAPITAL CONTRIBUTIONS	19
5.2 RIGHTS OF MEMBERS TO CAPITAL	19
5.3 CAPITAL ACCOUNTS	20

5.4 ALLOCATION OF NET PROFIT AND NET LOSS; ALLOCATION OF OFFERING COSTS	20
5.5 RESERVES	20
5.6 TAX ALLOCATIONS	21
5.7 DISTRIBUTIONS	21
5.8 WITHHOLDING	21
ARTICLE VI: DISSOLUTION AND LIQUIDATION	22
6.1 DISSOLUTION	22
6.2 LIQUIDATION OF ASSETS	22
ARTICLE VII: ACCOUNTING, VALUATIONS, AND BOOKS AND RECORDS	23
7.1 ACCOUNTING AND REPORTS	23
7.2 DETERMINATIONS BY THE BOARD OF MANAGERS	23
7.3 VALUATION OF ASSETS	24
ARTICLE VIII: MISCELLANEOUS PROVISIONS	24
8.1 AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT	24
8.2 SPECIAL POWER OF ATTORNEY	25
8.3 NOTICES	26
8.4 AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS	26
8.5. APPLICABILITY OF 1940 ACT AND FORM N-2	27
8.6 CHOICE OF LAW	27
8.7 NOT FOR BENEFIT OF CREDITORS	27
8.8 THIRD-PARTY BENEFICIARIES	27
8.9 MERGER AND CONSOLIDATION	27
8.10 PRONOUNS	28
8.11 CONFIDENTIALITY	28
8.12 SEVERABILITY	28
8.13 FILING OF RETURNS	29
8.14 TAX MATTERS PARTNER	29
8.15 SECTION 754 ELECTION	29
8.16 USE OF NAMES “Wells Fargo Alternative Asset Management, LLC,” “WFAAM” AND “WELLS FARGO FAMILY OFFICE FUND I, LLC”	30

WELLS FARGO FAMILY OFFICE FUND I, LLC

LIMITED LIABILITY COMPANY AGREEMENT

THIS LIMITED LIABILITY COMPANY AGREEMENT of Wells Fargo Family Office Fund I, LLC (the “Fund”) is dated as of January 3, 2011 by and among the Initial Managers listed on the signature page hereto, Wells Fargo Alternative Asset Management, LLC, as the initial Member, and those Persons hereinafter admitted as Members.

WHEREAS, the Fund has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the “Certificate”) dated and filed with the Secretary of State of Delaware on December 21, 2010.

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLE I: DEFINITIONS

For purposes of this Agreement:

“ADVISERS ACT” - The Investment Advisers Act of 1940, as amended, and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

“AFFILIATE” - An affiliated person of a person as such term is defined in the 1940 Act.

“AGREEMENT” - This Limited Liability Company Agreement, as amended from time to time.

“BOARD” - The Board of Managers established pursuant to Section 2.6.

“BUSINESS DAY” - A day on which banks are ordinarily open for normal banking business in New York and Bermuda or such other day or days as the Board may determine in its sole and absolute discretion.

“CAPITAL ACCOUNT” - With respect to each Member, the capital account established and maintained on behalf of such Member pursuant to Section 5.3.

“CAPITAL CONTRIBUTION” - With respect to each Member, the amount of capital contributed to the Fund pursuant to Section 5.1.

“CERTIFICATE” - The Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

“CLOSING DATE” - The first date on or as of which a Person other than Wells Fargo Alternative Asset Management, LLC is admitted to the Fund as a Member.

“CODE” - The United States Internal Revenue Code of 1986, as amended from time to time, or any successor law.

“DELAWARE ACT” - The Delaware Limited Liability Company Act, as amended from time to time, or any successor law.

“FISCAL PERIOD” - The period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last Business Day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

1)	the last day of each Fiscal Year;
2)	the last day of each Taxable Year;
3)	the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 5.1;
4)	any day on which the Fund values any Units of any Member in connection with the repurchase of such Units; or
5)
any day (other than one specified in clause (2) above) as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any
Member, other than an amount to be credited to or debited from the Capital Accounts of all Members in accordance with their respective ownership of Units.

“FISCAL YEAR” - The period commencing on the Closing Date and ending on the next succeeding January 31, and thereafter each period commencing on February 1 of each year and ending on the immediately following January 31 (or on the date of the final distribution pursuant to Section 6.2 hereof), unless and until the Board shall elect another fiscal year for the Fund.

“FORM N-2” - The Fund’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

“FUND” - The limited liability company governed hereby.

“INDEMNITEES” - Each Manager of the Fund and the directors, officers and employees of the Fund (including his or her respective executors, heirs, assigns, successors, or other legal representatives).

“INDEPENDENT MANAGERS” - Those Managers who are not “interested persons” of the Fund as such term is defined by the 1940 Act.

“INITIAL MANAGERS” - The individuals listed on the signature page hereto who directed the formation of the Fund and serve as the initial Managers.

“INVESTMENT FUNDS” - Investment funds in which the Fund’s assets are invested.

“INVESTMENT MANAGERS” - The organizations that manage and direct the investment activities of Investment Funds or are retained to manage and invest designated portions of the Fund’s or the Master Fund’s assets.

“MANAGER” – An individual designated as a Manager of the Fund pursuant to the provisions of Section 2.6 of the Agreement and who serves on the Board of the Fund, including the Initial Managers.

“MASTER FUND” - Wells Fargo Family Office Master Fund, LLC, a Delaware limited liability company, and any successor thereto, in which the Fund invests or plans to invest.

“MEMBER” - Any Person who shall have been admitted to the Fund as a member (including any Manager in such Person’s capacity as a member of the Fund but excluding any Manager in such Person’s capacity as a Manager of the Fund) until such Person ceases to be a Member in accordance with the terms hereof and the Delaware Act; such term includes WFAAM (and any Affiliate of WFAAM to the extent such Affiliate makes a capital contribution to the Fund and shall have been admitted to the Fund as a member).

“NET ASSETS” - The total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Units. The Net Assets of the Fund will be computed as of the close of business on the last Business Day of each Fiscal Period. In computing Net Assets, the Fund will value its interest in the Master Fund at the Net Asset Value provided by the Master Fund to the Fund. Other securities and assets of the Fund will be valued at market value, if market quotations are readily available, or will be valued based upon estimates made in good faith by the Board in accordance with procedures adopted by the Board. Expenses of the Fund and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing Net Assets.

“NET ASSET VALUE” - Net Assets divided by the number of Units outstanding at the applicable date. The initial Net Asset Value of a Unit, as of the Closing Date, shall be $100.

“NET PROFIT OR NET LOSS” - The amount by which the Net Assets as of the close of business on the last Business Day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Fund, as of the close of business on the Closing Date).

“1940 ACT” - The Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

“PERSON” – Any individual, limited partnership corporation, association, limited liability company or partnership, estate, trust, governmental authority or other legal entity and his, her or its heirs, executors, administrators, legal representatives, successors and assigns where the context requires.

“REGULATIONS” - Treasury Regulations promulgated under the Code.

“SECURITIES” - Securities (including, without limitation, equities, debt obligations, options, and other “securities” as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency, commodity, any type of derivative instrument and financial instrument and any contract based on any index or group of securities, debt obligations, currencies, commodities, any options thereon and any interests, units or shares issued by an Investment Fund.

 “TAXABLE YEAR” - The period commencing on the Closing Date and ending on the next succeeding December 31, and thereafter each period commencing on January 1 of each year and ending on the immediately following December 31 (or on the date of the final distribution pursuant to Section 6.2 hereof), unless and until the Board shall elect another taxable year for the Fund.

“TRANSFER” - The assignment, transfer, sale, encumbrance, pledge, or other disposition of a Unit, including any right to receive any allocations and distributions attributable to such Unit, and “TRANSFEROR” and “TRANSFEREE” mean the respective parties to a Transfer.

“UNITS” - The units of limited liability company interest, each representing an ownership interest in the Fund, including the rights and obligations of a Member under this Agreement and the Delaware Act.  On the Closing Date, one Unit shall be issued with respect to each $100 in value deemed contributed to the capital of the Fund by a Member.  After the Closing Date, Units shall be issued at the Net Asset Value as of the date of issuance.

“VALUATION DATE” - The date as of which the Fund values Units for purposes of determining the price at which Units are to be repurchased by the Fund pursuant to an offer made by the Fund pursuant to Section 4.4 hereof.

“WFAAM” - Wells Fargo Alternative Asset Management, LLC, a Delaware limited liability company, or any successor thereof.

ARTICLE II: ORGANIZATION; ADMISSION OF MEMBERS

2.1           FORMATION OF LIMITED LIABILITY COMPANY

The Fund has been formed as a limited liability company at the direction of the Initial Managers and WFAAM as the initial Member, who authorized the filing of the Certificate.  Such formation and filing are hereby ratified by the execution of this Agreement.  Such formation and filing are hereby ratified by the execution of this Agreement.  The Board shall cause the execution and filing in accordance with the Delaware Act of any amendment to the Certificate and shall cause the execution and filing with applicable governmental authorities of any other instruments, documents, and certificates that, in the opinion of the Fund’s legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or as such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of the Fund.

2.2           NAME

The Fund’s name shall be “Wells Fargo Family Office Fund I, LLC” or such other name as the Board may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) taking such other actions as may be required by law.

2.3           PRINCIPAL AND REGISTERED OFFICE

The Fund shall have its principal office c/o WFAAM, 333 Market Street, 29th Floor, MAC A0119-291, San Francisco, CA 94105, or at such other place as may be designated from time to time by the Board.

The Fund shall have its registered office in Delaware at Corporation Service Company and shall have Corporation Service Company as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board.

2.4           DURATION

The term of the Fund commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

2.5           BUSINESS OF THE FUND

(a)           The business of the Fund is, either directly or indirectly, through one or more other pooled investment vehicles, to purchase, sell (including short sales), invest, and trade in Securities, on margin or otherwise, to engage in any financial or derivative transactions relating thereto or otherwise, and to invest, as a feeder fund, all of its assets directly or indirectly in a master fund as part of a master-feeder fund structure or in one or more other funds as a fund of funds. The Fund may execute, deliver, and perform all contracts, agreements, subscription documents, and other undertakings and engage in all activities and transactions as may in the opinion of the Board be necessary or advisable to carry out its objective or business.

(b)           The Fund shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board. The Fund may register its Units under the Securities Act of 1933, but need not so register Units.

(c)           In furtherance of the Fund’s business, the Board shall have the authority to take the following actions, and to delegate such portion or all of such authority to such officers of the Fund as the Board may elect:

(1)           To enter into and perform any and all agreements relating to the issuance of Units and the admission of Members in accordance therewith.

(2)           To acquire or buy, and invest the Fund’s property in, own, hold for investment or otherwise, and to sell or otherwise dispose of, all types and kinds of securities  and investments of any kind including, but not limited to, interests, shares or units of Investment Funds, stocks, profit-sharing interests or participations and all other contracts for or evidences of equity interests, bonds, debentures, warrants and rights to purchase securities, and interests in loans, certificates of beneficial interest, bills, notes and all other contracts for or evidences of indebtedness, money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers’ acceptances and other obligations, and all other negotiable and non-negotiable securities and instruments, however named or described, issued by corporations, trusts, associations or any other Persons, domestic or foreign, or issued or guaranteed by the United States of America or any agency or instrumentality thereof, by the government of any foreign country, by any

State, territory or possession of the United States, by any political subdivision or agency or instrumentality of any state or foreign country, or by any other government or other governmental or quasi-governmental agency or instrumentality, domestic or foreign; to acquire and dispose of interests in domestic or foreign loans made by banks and other financial institutions; to deposit any assets of the Fund in any bank, trust company or banking institution or retain any such assets in domestic or foreign cash or currency; to purchase and sell gold and silver bullion, precious or strategic metals, and coins and currency of all countries; to engage in “when issued” and delayed delivery transactions; to enter into repurchase agreements, reverse repurchase agreements and firm commitment agreements; to employ all types and kinds of hedging techniques and investment management strategies; and to change the investments of the Fund.

(3)           To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend and to pledge any of the Fund’s property or any of the foregoing securities, instruments or investments; to purchase and sell options on securities, currency, precious metals and other commodities, indices, futures contracts and other financial instruments and assets and enter into closing and other transactions in connection therewith; to enter into all types of commodities contracts, including, without limitation, the purchase and sale of futures contracts on securities, currency, precious metals and other commodities, indices and other financial instruments and assets; to enter into forward foreign currency exchange contracts and other foreign exchange and currency transactions of all types and kinds; to enter into interest rate, currency and other swap transactions; and to engage in all types and kinds of hedging and risk management transactions.

(4)           To exercise all rights, powers and privileges of ownership or interest in all securities and other assets included in the Fund property, including, without limitation, the right to vote thereon and otherwise act with respect thereto; and to do all acts and things for the preservation, protection, improvement and enhancement in value of all such securities and assets.

(5)           To acquire (by purchase, lease or otherwise) and to hold, use, maintain, lease, develop and dispose of (by sale or otherwise) any type or kind of property, real or personal, including domestic or foreign currency, and any right or interest therein.

(6)           To borrow money and in this connection issue notes, commercial paper or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security all or any part of the Fund property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person; to lend all or any part of the Fund’s property to other Persons; and to issue general unsecured or other obligations of the Fund, and enter into indentures or agreements relating thereto.

(7)           To aid, support or assist by further investment or other action any Person, any obligation of or interest which is included in the Fund’s property or in the affairs of which the Fund has any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; and to guarantee or become surety on any or all of the contracts, securities and other obligations of any such Person.

(8)           To join other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Board shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Board shall deem proper.

(9)           To carry on any other business in connection with or incidental to any of the foregoing powers referred to in this Agreement, to do everything necessary, appropriate or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power referred to in this Agreement, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or arising out of or connected with such business or purposes, objects or powers.

2.6           BOARD OF MANAGERS

(a)           The Board shall initially consist of the Initial Managers.  Prior to the Closing Date, the Initial Managers may designate additional individuals who shall agree to be bound by all of the terms of this Agreement to serve as Managers on the Board of Managers.  The initial Member shall elect each of the Managers so designated by the Board as of the Closing Date.  After the Closing Date, the Board may, subject to the provisions of paragraphs (b) and (c) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.3 hereof with respect to the election of Managers to the Board by Members, designate any Person who shall agree to be bound by all of the terms of this Agreement as a Manager.  The names and mailing addresses of the Managers shall be set forth in the books and records of the Fund.  After the Closing Date, the number of Managers shall be fixed from time to time by the Board.

(b)           Each Manager shall serve on the Board for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.1 or Section 4.2 hereof.  In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board.

(c)           In the event that no Manager remains to continue the business of the Fund, WFAAM shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

2.7           MEMBERS

(a)           WFAAM is hereby admitted as a Member of the Fund effective as of the time of its execution of this Agreement, and WFAAM shall make the contribution and receive the number of Units set forth in Section 2.8.

(b)           The Fund may offer Units for purchase by investors (including through exchange) in such manner and at such times as may be determined by the Board.  Each subscription for Units is subject to the receipt by the Fund or its custodian of cleared funds on or before the acceptance date for such subscription in the full amount of such subscription or such other consideration as the Board may consider appropriate.  Subject to the foregoing, a Person may be admitted to the Fund as a Member upon approval of the Board, subject to the condition that such Person shall execute and deliver a subscription agreement, application, certification or other document specified by the Board pursuant to which such Member agrees to be bound by all the terms and provisions of this Agreement.  The Board may, in its sole and absolute discretion, reject any subscription for Units.  The Board may, in its sole and absolute discretion, suspend the offering of the Units at any time. The admission of any Person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such Member.

2.8           INITIAL CONTRIBUTION

The initial contribution of capital to the Fund by WFAAM of $1,000 shall be represented by 10 Units, which Units shall have the same rights as other Units held by Members.

2.9           BOTH MANAGERS AND MEMBERS

A Member may also be a Manager for purposes of the Delaware Act, in which event such Member’s rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this Agreement or as provided in the Delaware Act.

2.10           LIMITED LIABILITY

Except as provided under the Delaware Act or the 1940 Act, a Member shall not be liable for the Fund’s debts, obligations, and liabilities in any amount in excess of the capital account balance of such Member.  Except as provided under the Delaware Act or the 1940 Act, a Manager shall not be liable for the Fund’s debts, obligations or liabilities.

ARTICLE III: MANAGEMENT

3.1           MANAGEMENT AND CONTROL

(a)           Management and control of the business of the Fund shall be vested in the Board, which shall have the right, power, and authority, on behalf of the Fund and in its name, to exercise all rights, powers, and authority of managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager’s authority as delegated by the Board.  The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware stock corporation organized under the Delaware General Corporation Law and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware stock corporation who is not an “interested person” of such company, as such term is defined by the 1940 Act.  During any period in which the Fund shall have no Managers, WFAAM, as the initial Member, shall have the authority to manage the business and affairs of the Fund, and to bind the Fund.

(b)           Subject to the last sentence of Section 3.1(a), Members, in their capacity as Members, shall have no right to participate in and shall take no part in the management or control of the Fund’s business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

(c)           The Board may create one or more committees consisting of one or more Board Members, and it may delegate to any other Person any rights, power and authority vested by this Agreement in the Board to the extent permissible under applicable law, and may appoint Persons to serve as officers of the Fund, with such titles and authority as may be determined by the Board consistent with applicable law and with this Agreement.

(d)           The Board shall have full power and authority to adopt By-Laws providing for the conduct of the business of the Fund and containing such other provisions as they deem necessary, appropriate or desirable, subject to the voting powers of one or more Classes created pursuant to this Section 3.1, to amend and repeal such By-Laws; provided, however, that, to the extent the By-Laws are inconsistent with the terms or provisions of this Agreement, the terms and provisions of this Agreement shall control.  Unless the By-Laws specifically require that

Members authorize or approve the amendment or repeal of a particular provision of the By-Laws or otherwise required by the 1940 Act, any provision of the By-Laws may be amended or repealed by the Board without Member authorization or approval.

(e)           The Board shall have the full power and authority, without Member approval, to authorize one or more Classes of Units; Units of each such Class having such preferences, voting powers and special or relative rights or privileges (including conversion rights, if any) as the Board may determine and as shall be set forth in a resolution adopted in accordance with this Agreement and, if applicable, the By-Laws.  The Board may amend this Agreement, without Member approval, to provide for the terms of such Class or Classes.

3.2           ACTIONS BY THE BOARD OF MANAGERS

(a)           Unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone or other electronic means) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

(b)           The Board may designate from time to time a Principal Manager or chair who shall preside at all meetings of the Board. Meetings of the Board may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Except as otherwise required by the 1940 Act, notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone or other electronic means except where in person attendance at a meeting is required by the 1940 Act.  A majority of the Managers shall constitute a quorum at any meeting.

3.3           MEETINGS OF MEMBERS

(a)           Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board (or by WFAAM in accordance with Section 2.6(c)) or by Members holding Units with an aggregate Net Asset Value of 25% or more of the aggregate Net Asset Value of all Units, and may be held at such time, date and place as the Board (or WFAAM, if applicable under Section 2.6(c)) shall determine.  The Board (or WFAAM in accordance with Section 2.6(c)) shall arrange to provide written notice of the meeting, stating the date, time, and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting at least 10 days prior thereto.  Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law.  Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting.  The presence in person or by proxy of Members holding 40% or more of the aggregate Net Asset Value of all Units as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by the Board, by WFAAM (in connection with a meeting under Section 2.6(c)), or by action of the Members holding a majority, by aggregate Net Asset Value, of the Units present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.  In the event the Fund invests in another investment company pursuant to Section 12(d)(1)(E) of the 1940 Act, and such other investment company holds a meeting (other than to vote on the termination of such investment company’s business, which may be determined by the Board), the Fund shall seek instructions of its Members, without the necessity of holding a meeting or obtaining a quorum of Members, and vote all of the Fund’s interests in such other investment company proportionately to the instructions received from the Members.

(b)           Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to the aggregate Net Asset Value of such Member’s Unit ownership as of the record date for such meeting. The Board shall establish a record date not less than 10 days nor more than 90 days prior to the date of any meeting of Members as the record date for determining eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

(c)           A Member may vote at any meeting of Members by a proxy, provided that such proxy is authorized to act by (i) a written instrument properly executed by the Member and filed with the Fund before or at the time of the meeting or (ii) such electronic, telephonic, computerized or other alternative means as may be approved by a resolution adopted by the Board. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person.  Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Units entitled to vote thereon were present and voted.  The Board may establish a record date for such vote not less than 2 days nor more than 90 days prior to the date such request for consent is first mailed as the record date for determining eligibility to consent and the number of votes that each Member will be entitled to give its consent with respect to, and shall maintain for each record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to give its consent with respect to.

3.4           CUSTODY OF THE FUND’S ASSETS

The physical possession of all funds, Securities, or other properties of the Fund shall at all times, be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act and the rules thereunder.

3.5           OTHER ACTIVITIES OF MEMBERS AND MANAGERS

(a)           The Managers shall not be required to devote all of their time to the affairs of the Fund, but shall devote such time as the Managers may reasonably believe to be required to perform their obligations under this Agreement.

(b)           Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquiring and disposing of Securities, providing of investment advisory or brokerage services, serving as directors, officers, employees, advisors, or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to any such activities of any other Member or Manager, or in or to any profits derived therefrom.

3.6           DUTY OF CARE

(a)           No Manager shall be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of a Manager’s services pursuant to any agreement, including this Agreement, between a Manager and the Fund for the provision of services to the Fund unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of the Manager constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the performance of his services to the Fund.

(b)           Members that are not in breach of any obligation hereunder or under their subscription agreement, application or certification or under any other document pursuant to which Members agree to be bound by all the terms and provisions of this Agreement shall be liable to the Fund, any other Member, or third parties only as provided under the Delaware Act.

3.7           INDEMNIFICATION

(a)           To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Indemnitee against all losses, claims, damages, liabilities, costs, and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation, or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative, or legislative body, in which such Indemnitee may be or may have been involved as a party or otherwise, or with which such Indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Fund or the past or present performance of services to the Fund by such Indemnitee, except to the extent such loss, claim, damage, liability, cost, or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation, or other proceeding to have been incurred or suffered by such Indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitee’s offices. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws that, under certain circumstances, impose liability even on Persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

(b)           Expenses so incurred by such Indemnitees, including, but not limited to, reasonable counsel fees and accounting and auditing expenses (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), shall be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation, or proceeding upon receipt of an undertaking by or on behalf of such Indemnitees to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such Indemnitees shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such Indemnitees against losses arising by reason of such Indemnitees’ failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such Indemnitees ultimately will be entitled to indemnification.

(c)           As to the disposition of any action, suit, investigation, or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an Indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitee’s offices, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such Indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such Indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitee’s offices, or (ii) the Board secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such Indemnitee against any liability to the Fund or its Members to which such Indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitee’s offices.

(d)           Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any Indemnitee of any such amount if such Indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitee’s offices.  In (i) any suit brought by a Manager (or other Person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.7, it shall be a defense that, and (ii) in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the Fund shall be entitled to recover such expenses upon a final adjudication that, the Manager or other Person claiming a right to indemnification under this Section 3.7 has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the Manager or other Person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(e)           The Indemnitees may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which such Indemnitees may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f)           The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any Person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager or other Person.

3.8           FEES, EXPENSES AND REIMBURSEMENT

(a)           The Board may cause the Fund to compensate each Manager who is not an “interested person” of the Fund (as defined in the 1940 Act), and such Manager shall be reimbursed by the Fund for reasonable travel and out-of-pocket expenses incurred by him in performing his duties under this Agreement.

(b)           The Fund shall bear all costs and expenses incurred in its business and operations. Costs and expenses to be borne by the Fund include, but are not limited to, the following:

(1)           all costs and expenses directly related to investment transactions and positions for the Fund’s account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends, and indirect expenses from investments in Investment Funds;

(2)           all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with applicable federal and state laws;

(3)           attorneys’ fees and disbursements associated with updating the Fund’s registration statement, the private placement memorandum and other offering related documents (the “Offering Materials”); the costs of printing the Offering Materials; and attorneys’ fees and disbursements associated with the preparation and review thereof;

(4)           all costs and expenses associated with the organization and operation of separate Investment Funds managed by Investment Managers in which the Fund invests;

(5)           the costs and expenses of holding meetings of the Board and any meetings of Members, including costs associated with the preparation and dissemination of proxy materials;

(6)           the fees and disbursements of the Fund’s counsel, legal counsel to the Independent Managers, if any, auditing and accounting expenses and fees and disbursements for independent accountants for the Fund, and other consultants and professionals engaged on behalf of the Fund;

(7)           all costs and expenses associated with the Fund’s repurchase offers;

(8)           the fees payable to custodians and other Persons providing administrative services to the Fund;

(9)           the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Board or Indemnitees;

(10)           all costs and expenses of preparing, setting in type, printing, and distributing reports and other communications to Members;

(11)           all expenses associated with computing the Fund’s net asset value, including any equipment or services obtained for these purposes; and

(12)           such other types of expenses as may be approved from time to time by the Board.

(c)           Subject to procuring any required regulatory approvals, from time to time the Fund may, alone or in conjunction with other registered or unregistered investment funds or other accounts for which WFAAM, or any Affiliate of WFAAM, acts as general partner, managing member, manager or investment adviser (or the equivalent), purchase insurance in such amounts, from such insurers and on such terms as the Board shall determine.

ARTICLE IV: TERMINATION OF STATUS OF ADVISER AND MANAGERS,
TRANSFERS AND REPURCHASES

4.1           TERMINATION OF STATUS OF A MANAGER

The status of a Manager shall terminate if the Manager (a) shall die; (b) shall be adjudicated incompetent; (c) shall voluntarily resign as a Manager; (d) shall be removed in accordance with Section 4.2; (e) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (f) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (g) shall have a receiver appointed to administer the property or affairs of such Manager; or (h) shall otherwise cease to be a Manager of the Fund under the Delaware Act.

4.2           REMOVAL OF THE MANAGERS

Any Manager may be removed either (a) with or without cause by the vote or written consent of at least two thirds (2/3) of the Managers not subject to the removal vote (but only if there are at least three Managers serving on the Board at the time of such vote or written consent) or (b) with or without cause by, if at a meeting, a vote of the Members holding a majority of the total number of votes present at such meeting or, if by written consent, a vote of Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

4.3           TRANSFER OF UNITS OF MEMBERS

(a)           Units of a Member may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of such Member, or (ii) with the written consent of the Board (which may be withheld in its sole and absolute discretion); provided, however, that the Board may not consent to any Transfer other than a Transfer (A) in which the tax basis of the Units in the hands of the Transferee is determined, in whole or in part, by reference to its tax basis in the hands of the Transferor (e.g., certain Transfers to affiliates, gifts, and contributions to family partnerships), (B) to members of the Member’s immediate family (brothers, sisters, spouse, parents, and children), (C) as a distribution from a qualified retirement plan, or (D) a Transfer to which the Board may consent pursuant to the following sentence. The Board may consent to other pledges, Transfers, or assignments under such other circumstances and conditions as it, in its sole and absolute discretion, deems appropriate; provided, however, that prior to any such pledge, Transfer, or assignment, the Board shall consult with counsel to the Fund to ensure that such pledge, Transfer, or assignment will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. In no event, however, will any Transferee or assignee be admitted as a Member without the consent of the Board, which may be withheld in its sole and absolute discretion. Any pledge, Transfer, or assignment not made in accordance with this Section 4.3 shall be void.

(b)           The Board may not consent to a Transfer of Units of a Member unless: (i) the Person to whom the Units are Transferred (or each of the Person’s beneficial owners if such a Person is a “private investment company” as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a Person whom the Board believes is a “Eligible Investor” as described in the Fund’s

Form N-2; and (ii) all the Units of the Member are Transferred to a single Transferee or, after the Transfer of less than all the Member’s Units, the balance of the Capital Account of each of the Transferee and Transferor is not less than the amount as may be fixed from time to time by the Board as the Fund’s minimum investment, if any.  Any Transferee that acquires Units by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Units so acquired and to Transfer such Units in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such Transferee becomes a substituted Member. If a Member Transfers Units with the approval of the Board, the Board shall promptly take all necessary actions so that the Transferee to whom such Units are Transferred is admitted to the Fund as a Member. Each Member effecting a Transfer and its Transferee agree to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such Transfer.

(c)           Each Member shall indemnify and hold harmless the Fund, the Managers, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such Persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.3 and (ii) any misrepresentation by such Member in connection with any such Transfer.

4.4           REPURCHASE OF UNITS

(a)           Except as otherwise provided in this Agreement, no Member or other Person holding Units shall have the right to withdraw or tender to the Fund for repurchase of those Units. The Board from time to time, in its sole and absolute discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Units pursuant to written tenders. However, the Fund shall not offer to repurchase Units on more than four occasions during any one Taxable Year unless it has received an opinion of counsel to the effect that such more frequent offers would not cause any adverse tax consequences to the Fund or the Members. In determining whether to cause the Fund to repurchase Units pursuant to written tenders, the Board shall consider the following factors, among others:

(1)           whether any Members have requested to tender Units to the Fund;

(2)           the liquidity of the Fund’s assets;

(3)           the investment plans and working capital requirements of the Fund;

(4)           the relative economies of scale with respect to the size of the Fund;

(5)           the history of the Fund in repurchasing Units;

(6)           the economic condition of the securities markets; and

(7)           the anticipated tax consequences of any proposed repurchases of Units.

The Board shall cause the Fund to repurchase Units pursuant to written tenders only on terms determined by the Board to be fair to the Fund and to all Members (including Persons holding Units acquired from Members), as applicable, and otherwise in a manner consistent with Sections 18-607 and 18-804 of the Delaware Act, to the extent applicable.

(b)           A Member who tenders for repurchase only a portion of the Member’s Units will be required to maintain a Capital Account balance not less than amount as may be fixed from time to time by the Board as the Fund’s minimum investment, if any.  If a Member tenders an amount that would cause the Member’s Capital Account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be purchased from the Member so that the required minimum balance is maintained or to repurchase all of the tendering Member’s Units.  A Member who tenders for repurchase Units initially purchased within a period determined by the Board before such tender may, as determined by the Board, be required to pay an early repurchase charge of a percentage of the repurchase price for such Units, which charge will be withheld from the payment of the repurchase price.

(c)           The Board may cause the Fund to repurchase Units of a Member or any Person acquiring Units from or through a Member in the event that the Board determines or has reason to believe that:

(1)           such Units have been Transferred in violation of Section 4.3 hereof, or such Units have vested in any Person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of a Member;

(2)           ownership of such Units by a Member or other Person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

(3)           continued ownership of such Units may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

(4)           such Member’s continued participation in the Fund may cause the Fund to be classified as a “publicly traded partnership” within the meaning of Section 7704 of the Code and the Treasury Regulations thereunder;

(5)           any of the representations and warranties made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true; or

(6)           it would be in the best interests of the Fund, as determined by the Board in its sole and absolute discretion, for the Fund to repurchase such Units.

(d)           Provided that the Board shall have made a determination to repurchase Units, Units will be valued for purposes of determining their repurchase price as of the last Business Day of each calendar quarter (a “Valuation Date”). Units to be repurchased pursuant to subsection 4.4(c) shall be tendered by the affected Members, and payment for such Units shall be made by the Fund, at such times as the Fund shall set forth in its notice to the affected Members. Units being tendered by Members pursuant to subsection 4.4(a) shall be tendered by Members at least thirty (30) days prior to the applicable Valuation Date. The Fund shall pay the repurchase price for tendered

Units approximately, but no earlier than, thirty (30) days after the applicable Valuation Date. The voting rights of Members as provided in this Agreement with respect to the tendered Units shall continue until such time as the Initial Payment (as defined below) of the repurchase price is paid under this subsection 4.4(d). Payment of the repurchase price for Units shall consist of cash in an amount equal to such percentage (generally expected to be 100% or 90%), as may be determined by the Board, of the estimated unaudited Net Asset Value of the Units repurchased by the Fund determined as of the Valuation Date relating to such Units (the “Initial Payment”). The Fund may establish an escrow to hold funds or otherwise earmark funds (including investments) reasonably determined by the Board to be needed to make both the Initial Payment and, if the Initial Payment is less than 100% of the estimated unaudited Net Asset Value, the balance of such estimated Net Asset Value. The Fund shall pay the balance, if any, of the purchase price based on the audited financial statements of the Fund for the Fiscal Year in which such repurchase was effective.  This amount will be subject to adjustment upon completion of the annual audit of the Fund’s financial statements for the fiscal year in which the repurchase is effected.  Notwithstanding anything in the foregoing to the contrary, the Board, in its sole and absolute discretion, may pay any portion of the repurchase price in Securities (or any combination of Securities and cash) having a value, determined as of the Valuation Date relating to such Units, equal to the fair market value of such Securities.  Members may be compelled to accept any portion of the redemption price in Securities without regard to the provisions of Section 18-605 of the Delaware Act.

ARTICLE V: CAPITAL

5.1           CAPITAL CONTRIBUTIONS

(a)           The minimum initial contribution of each Member to the capital of the Fund shall be such amount as the Board, in its sole and absolute discretion, may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Managers shall not be entitled to make contributions of capital to the Fund as Managers of the Fund, but may make contributions to the capital of the Fund as Members.

(b)           Members may make additional contributions to the capital of the Fund effective as of such times as the Board, in its sole and absolute discretion, may permit, subject to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Fund. The minimum initial capital contribution of a Member to the capital of the Fund shall be such amount as the Board, in its sole and absolute discretion, may determine from time to time.

(c)           Initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash, in-kind or in such manner and at such times as may be determined by the Board, payable in readily available funds at the date of the proposed acceptance of the contribution.

5.2           RIGHTS OF MEMBERS TO CAPITAL

No Member shall be entitled to interest on any contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member’s Units pursuant to Section 4.4 hereof, (ii) pursuant to the provisions of Section 5.7 hereof or (iii) upon the liquidation of the Fund’s assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund’s property or to compel any sale or appraisal of the Fund’s assets.

5.3           CAPITAL ACCOUNTS

(a)           The Fund shall maintain a separate Capital Account for each Member.  The Net Asset Value of each Member’s Capital Account shall equal the aggregate Net Asset Value of such Member’s Units.

(b)           Each Member’s Capital Account shall have an initial balance equal to the amount of cash and the fair market value of any property constituting such Member’s initial contribution to the capital of the Fund.

(c)           Each Member’s Capital Account shall be increased by the sum of (i) the amount of cash and the fair market value of any property constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member’s Capital Account pursuant to Sections 5.4 and 5.5 hereof.

(d)           Each Member’s Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Units of such Member or distributions to such Member pursuant to Sections 4.4, 5.7 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under Section 752 of the Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 and 5.5 hereof.  Expenses with respect to any Fiscal Period shall be calculated and charged as of the last Business Day of such Fiscal Period prior to giving effect to any repurchases to be made as of the end of such Fiscal Period.

5.4	ALLOCATION OF NET PROFIT AND NET LOSS;
ALLOCATION OF OFFERING COSTS

As of the last Business Day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period, and any offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Unit ownership for such Fiscal Period.

5.5           RESERVES

Appropriate reserves may be created, accrued, and charged against Members’ Capital Accounts (on a pro rata basis in accordance with the Net Asset Value of each Unit) for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Board, such reserves to be in the amounts that the Board, in its sole and absolute discretion, deems necessary or appropriate. The Board may increase or reduce any such reserves from time to time by such amounts as the Board, in its sole and absolute discretion, deems necessary or appropriate.

5.6           TAX ALLOCATIONS

For each Taxable Year, items of income, deduction, gain, loss, or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member’s Capital Account for the current and prior Taxable Years (or relevant portions thereof). Allocations under this Section 5.6 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such provisions of the Code and Regulations.  Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the “qualified income offset” requirement of Regulations Section 1.704-1(b)(2)(ii)(d).

Notwithstanding the preceding paragraph, in the event that the Fund repurchases a Member’s Units, in whole or in part, the Board may, in its sole and absolute discretion, specially allocate items of Fund income and gain to that Member for tax purposes to reduce the amount, if any, by which that Member’s repurchase price exceeds that Member’s tax basis for its repurchased Units, or specially allocate items of Fund deduction and loss to that Member for tax purposes to reduce the amount, if any, by which that Member’s tax basis for its repurchased Units exceeds that Member’s repurchase price.

5.7           DISTRIBUTIONS

Prior to the dissolution of the Fund, the Board, in its sole and absolute discretion, may authorize the Fund to make distributions in cash or in kind at any time to any one or more of the Members, subject to Section 18-607 of the Delaware Act.  Members may be compelled to accept in-kind distributions without regard to the provisions of Section 18-605 of the Delaware Act.

5.8           WITHHOLDING

(a)           The Board may withhold from any distribution to a Member, or deduct from a Member’s Capital Account, and pay over to the Internal Revenue Service (or any other relevant taxing authority) any taxes due in respect of such Member to the extent required by the Code or any other applicable law.

(b)           For purposes of this Agreement, any taxes so withheld or deducted by the Fund shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable or payable to such Member pursuant to this Agreement and reducing the Capital Account of such Member.

(c)           The Board shall not be obligated to apply for or obtain a reduction of or an exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, such Member shall furnish the Board with such information and forms as such Member may be required to complete in order to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund, the Board and each of the other Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

ARTICLE VI: DISSOLUTION AND LIQUIDATION

6.1           DISSOLUTION

The Fund shall be dissolved only:

(1)           upon the affirmative vote to dissolve the Fund by the Board;

(2)           upon the determination not to continue the business of the Fund or the failure of Members to elect the required number of Managers at a meeting called by WFAAM in accordance with Section 2.6(c) hereof;

(3)           at any time there are no Members in accordance with and subject to Section 18-801(a)(4) of the Delaware Act; or

(4)           the entry of a decree of judicial dissolution under Section 18-802 of the Delaware Act.

Dissolution of the Fund shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or, in connection with clause (2) above, the conclusion of the 60-day period as provided in Section 2.6, but the Fund shall not terminate until the assets of the Fund have been liquidated, and the business and affairs of the Fund have been wound up, in accordance with Section 6.2 hereof and the Certificate has been canceled.

6.2           LIQUIDATION OF ASSETS

(a)           Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board shall promptly appoint WFAAM as the liquidator, and WFAAM shall liquidate the assets, and wind up the business and affairs of the Fund, except that, if WFAAM is unable or unwilling to perform this function, the Board shall appoint another Person to serve as liquidator, and, if the Board is unable or unwilling to appoint another Person to serve as liquidator, Members holding a majority of the total number of votes eligible to be cast by all Members shall appoint another Person to serve as liquidator, and such Person shall promptly liquidate assets, and wind up the business and affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section 5.4 hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board, WFAAM or the liquidator shall deem appropriate in its sole and absolute discretion as applicable) shall be distributed in accordance with Section 18-804 of the Delaware Act as follows:

(1)           the debts of the Fund and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Fund’s assets to the Members has been completed, shall first be paid in accordance with priority and on a pro rata basis in accordance with their respective amounts; and

(2)           the Members shall next be paid on a pro rata basis in accordance with the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members’ Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(2).

(b)           Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Fund, the Board or other liquidator may distribute ratably to the Members in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.  Members may be compelled to accept in-kind distributions without regard to the provisions of Section 18-605 of the Delaware Act.

ARTICLE VII: ACCOUNTING, VALUATIONS, AND BOOKS AND RECORDS

7.1           ACCOUNTING AND REPORTS

(a)           The Fund shall adopt for tax accounting purposes any accounting method that the Board shall decide in its sole and absolute discretion is in the best interests of the Fund. The Fund’s accounts shall be maintained in U.S. currency.

(b)           After the end of each Taxable Year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member’s Units as is necessary for such Member to complete federal, state, and local income tax or information returns and any other tax information required by federal, state, or local law.

(c)           Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation, or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an audited annual report containing the information required by such Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may furnish to each Member such other periodic reports as the Board deems necessary or appropriate in its sole and absolute discretion.

7.2           DETERMINATIONS BY THE BOARD OF MANAGERS

(a)           All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board in its sole and absolute discretion unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

(b)           The Board in its sole and absolute discretion may make such adjustments to the computation of Net Profit or Net Loss or any components thereof as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocations thereof among the Members.

7.3           VALUATION OF ASSETS

(a)           Except as may be required by the 1940 Act, the Board shall value or have valued any Securities or other assets and liabilities of the Fund as of the close of business on the last Business Day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data, or any similar intangible assets of the Fund not normally reflected in the Fund’s accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b)           The Fund will value interests in Investment Funds at their “fair value,” as determined in good faith by the Board, which value ordinarily will be the value of an interest in an Investment Fund determined by the Investment Manager of the Investment Fund in accordance with the policies established by the Investment Fund, absent information indicating that such value does not represent the fair value of the interest.

(c)           The value of Securities and other assets of the Fund and the Net Asset Value of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them in the absence of manifest error.

ARTICLE VIII: MISCELLANEOUS PROVISIONS

8.1           AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT

(a)           Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

(b)           Any amendment that would:

(1)           increase the obligation of a Member to make any contribution to the capital of the Fund; or

(2)           reduce the Capital Account of a Member;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender all of its Units for repurchase by the Fund.

(c)           The power of the Board to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 8.1 shall specifically include the power to:

(1)           restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(2)           amend this Agreement to effect compliance with any applicable law or regulation (other than with respect to the matters set forth in Section 8.1(b) hereof) or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof;

(3)           amend this Agreement to make such changes as may be necessary or advisable to ensure that the Fund will not be treated as an association or a publicly traded partnership taxable as a corporation as defined in Section 7704(b) of the Code; and

(4)           as provided in Section 3.1(e).

(d)           The Board shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

8.2           SPECIAL POWER OF ATTORNEY

(a)           Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Fund’s assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file, and/or publish:

(1)           any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(2)           any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Fund; and

(3)           all such other instruments, documents, and certificates that, in the opinion of legal counsel to the Fund, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

(b)           Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member’s consent.  If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted.  Each Member is fully aware that each other Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

(c)           This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and any liquidator of the Fund’s assets and, as such:

(1)           shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, Board or liquidator shall have had notice thereof; and

(2)           shall survive a Transfer by a Member of such Member’s Units, except that where the Transferee thereof has been approved by the Board, this power-of-attorney given by the Transferor shall survive such Transfer for the sole purpose of enabling the Board to execute, acknowledge, and file any instrument necessary to effect such Transfer.

8.3           NOTICES

Except as otherwise set forth in this Agreement, notices that may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail or commercial courier service or, if to the Fund or the Board, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Fund. Notices shall be deemed to have been provided (a) when delivered by hand, on the date delivered, (b) when sent by mail or commercial courier service, when deposited, postage or fee prepaid, and (c) when sent, if sent by telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

8.4           AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, permitted assigns, executors, trustees, or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

8.5           APPLICABILITY OF 1940 ACT AND FORM N-2

The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Fund’s Form N-2 that affect numerous aspects of the conduct of the Fund’s business and of the rights, privileges, and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Fund’s Form N-2.

8.6           CHOICE OF LAW

Notwithstanding the place where this Agreement or the Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

8.7           NOT FOR BENEFIT OF CREDITORS

The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers, and the Fund. This Agreement is not intended for the benefit of creditors, in their capacity as such, and no rights are granted to creditors, in their capacity as such, under this Agreement.

8.8           THIRD-PARTY BENEFICIARIES

Each Indemnitee is a third-party beneficiary of Section 3.7.

8.9           MERGER AND CONSOLIDATION

(a)           The Fund may merge or consolidate with or into one or more limited liability companies or other business entities pursuant to an agreement of merger or consolidation that has been approved by the Board in the manner contemplated by Section 18-209(b) of the Delaware Act or may sell, lease or exchange all or substantially all of the Fund property, including its good will, upon such terms and conditions and for such consideration when and as authorized by the Board, in each case without the vote or consent of the Members.

(b)           Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved by the Board in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company; provided, however, that no such merger or consolidation shall have the effect of amending this Agreement in a manner not permitted under Section 8.1.

8.10           PRONOUNS

All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular, or plural, as the identity of the Person or Persons, firm or corporation may require in the context thereof.

8.11           CONFIDENTIALITY

(a)           A Member may obtain from the Fund, for any purpose reasonably related to such Member’s Units, such information regarding the business affairs or assets of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board.

(b)           Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish, or make accessible to any other Person the name and/or address whether business, residence, or mailing) of any other Member (collectively, “Confidential Information”) without the prior written consent of the Board, which consent may be withheld in its sole and absolute discretion.

(c)           Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its owners, principals, partners, members, managers, directors, officers, employees, agents assigns, successors or legal representatives or any of its Affiliates, including any of such Affiliates’ owners, principals, partners, members, managers, directors, officers, employees, agents, assigns, successors or legal representatives irreparable injury may result to the non-breaching Members and the Fund.  Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members and the Fund shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus the recovery of reasonable attorneys’ fees and other litigation expenses incurred in connection therewith.  In the event that the Fund determines that any of the Members or any of such Member’s owners, principals, partners, members, managers, directors, officers, employees, agents, assigns, successors or legal representatives or any of its Affiliates, including any of such Affiliates’ owners, principals, partners, members, managers, directors, officers, employees, agents, assigns, successors or legal representatives should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the Members agrees that the Fund may, at its own expense, pursue in a court of appropriate jurisdiction such injunctive relief.

8.12           SEVERABILITY

If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law.  If any provision of this Agreement is held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

8.13           FILING OF RETURNS

The Board or its designated agent shall prepare and file, or cause the accountants of the Fund to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Fund.

8.14           TAX MATTERS PARTNER

(a)           WFAAM shall be designated on the Fund’s annual Federal income tax return, and have full powers and responsibilities, as the initial Tax Matters Partner of the Fund for purposes of Section 6231(a)(7) of the Code. In the event that WFAAM is no longer a Member, the Board shall designate a Member to be Tax Matters Partner in accordance with the procedures of Section 3.3 herein. Should any Member (including WFAAM) be designated as the Tax Matters Partner for the Fund pursuant to Section 231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board all of its rights, powers, and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge, and file any and all reports, responses, and notices, and to do any and all things required or advisable, in the Manager’s judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for the Fund under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Fund from any and all liabilities and obligations that arise from or by reason of such designation.

(b)           Each Person (for purposes of this Section 8.14, called a “Pass-Thru Member”) that holds or controls Units on behalf of, or for the benefit of, another Person or Persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another Person or Persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice, demand, request or other document in writing to all holders of beneficial interests in the Fund holding such interests through such Pass-Thru Member. In the event the Fund shall be the subject of an income tax audit by any Federal, state, or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Fund and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement, or review shall be borne by the Fund.

8.15           SECTION 754 ELECTION

In the event of a distribution of the Fund’s property to a Member or an assignment or other Transfer (including by reason of death) of Units of a Member in the Fund, at the request of a Member, the Board, in its sole and absolute discretion, may cause the Fund to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Fund’s property as provided by Sections 734 and 743 of the Code.

8.16           USE OF NAMES “Wells Fargo Alternative Asset Management, LLC,” “WFAAM” AND “Wells Fargo Family Office Fund I, LLC”

WFAAM hereby grants to the Fund a royalty-free, non-exclusive license to use the name “Wells Fargo Alternative Asset Management, LLC,” “WFAAM” or “Wells Fargo Family Office Fund I” (or an abbreviation or derivation thereof) in the name of the Fund.  Such license may, at such time as neither WFAAM nor an Affiliate of WFAAM shall serve as an investment adviser to the Fund, or upon termination of this Agreement, be terminated by WFAAM, in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the names “Wells Fargo Alternative Asset Management, LLC,” “WFAAM” and “Wells Fargo Family Office Fund I” (or an abbreviation or derivation thereof) in the name of the Fund or otherwise. The names “Wells Fargo Alternative Asset Management, LLC,” “WFAAM” or “Wells Fargo Family Office Fund I” (or an abbreviation or derivation thereof) may be used or licensed by WFAAM in connection with any of its activities or licensed by WFAAM to any other party. Each of the undersigned acknowledges having read this Agreement in its entirety before signing, including the confidentiality clause set forth in Section 8.11.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

INITIAL:MANAGERS:

 /s/ Daniel J. Rauchle
Daniel J. Rauchle, Manager

Dennis G. Schmal, Manager

Timothy H. Holmes, Manager

INITIAL MEMBER:

WELLS FARGO ALTERNATIVE ASSET MANAGEMENT, LLC

By: /s/ Daniel J. Rauchle
Name: Daniel J. Rauchle
Title: President

MEMBERS:

Each Person who shall sign a subscription agreement, application or certification and who shall be accepted by the Board to the Fund as a Member.

PART C—OTHER INFORMATION

Item 25.                  Financial Statements and Exhibits

(1)	Financial Statements:

Registrant has not conducted any business, other than in connection with its organization.

(2)	Exhibits:

	(a)	(i) Certificate of Formation dated December 21, 2010 filed herewith.

(ii) Limited Liability Company Agreement dated January 3, 2011 is included under Appendix A of the Private Placement Memorandum in this Registration Statement.

	(b)	Bylaws filed herewith.

	(c)	Not applicable.

	(d)	See (2)(a) and (2)(b).

	(e)	Not applicable.

	(f)	Not applicable.

	(g)	Not applicable.

	(h)	Not applicable.

	(i)	Not applicable.

	(j)	(i) Custodian Services Agreement dated July 25, 2008 incorporated by reference to the Form N-2 filing for the Wells Fargo Multi-Strategy 100 Master Fund I, LLC (filed August 1, 2008).

(ii) Amended and Restated Appendix A to the Custodian Services Agreement dated as of January 3, 2011 filed herewith.

	(k)	(i) Administration, Accounting and Investor Services Agreement dated as of January 3, 2011 filed herewith.

(ii) Services Agreement dated as of January 3, 2011 filed herewith.

(iii) Distribution and Investor Services Agreement dated as of January 3, 2011 filed herewith.

	(l)	Not applicable.

	(m)	Not applicable.

	(n)	Not applicable.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)	Code of Ethics filed herewith.

(s)	Power of Attorney filed herewith.

Item 26.                 Marketing Arrangements

Not applicable.

Item 27.                 Other Expenses of Issuance and Distribution

Not applicable.

Item 28.                 Persons Controlled by or Under Common Control

As of the date of filing, the following may be considered to be under common control with the Registrant:

Wells Fargo Multi-Strategy 100 TEI Fund A, LLC
Wells Fargo Multi-Strategy 100 Fund I, LLC
Wells Fargo Multi-Strategy 100 Fund A, LLC
Wells Fargo Multi-Strategy 100 TEI Fund I, LLC
Wells Fargo Multi-Strategy 100 Master Fund I, LLC
Wells Fargo Family Office Fund FW, LLC
Wells Fargo Family Office Master Fund, LLC

Item 29.                 Number of Holders of Securities

Set forth below is the number of record holders as of December 31, 2010 of each class of securities of the Registrant:

Title of Class	Number of Record Holders

Units of Limited Liability Company Interests	1

Item 30.                 Indemnification

Registrant’s Limited Liability Company Agreement contains provisions limiting the liability of the Registrant’s Managers and providing for indemnification of the Registrant’s Managers and the directors, officers and employees of the Registrant (including his or her respective executors, heirs, assigns, successors, or other legal representatives) under certain circumstances.  The Registrant hereby undertakes that it will apply the indemnification provision of the Limited Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

Registrant, in conjunction with the Adviser and Registrant’s Board of Managers, maintains insurance on behalf of any person who is an Independent Manager, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position.  Registrant will not pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify.

Item 31.                 Business and Other Connections of Investment Adviser

Information regarding any other business, profession, vocation or employment of a substantial nature in which each executive officer and manager of Wells Fargo Alternative Asset Management, LLC (the “Adviser”) is, or at any time during the past two fiscal years has been, engaged is set forth in the private placement memorandum and/or incorporated by reference to Form ADV filed by the Adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended (File no. 801-60419).  The principal business address of the Adviser is 333 Market Street, 29th Floor, MAC A0119-291, San Francisco, CA 94105.

Item 32.                 Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant’s administrator, PNC Global Investment Servicing Inc., located at 301 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809 and custodian, PFPC Trust Company, located at 8800 Tinicum Blvd., Philadelphia, PA 19153, with the exception of certain documents which are in the possession and custody of the Adviser, located at 333 Market Street, 29th Floor, San Francisco, CA 94105, telephone number (415) 371-4000.  Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Adviser.

Item 33.                 Management Services

Not applicable.

Item 34.                 Undertakings

Not applicable.

Signatures

Pursuant to requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Francisco and the State of California on the 3rd day of January 2011.

WELLS FARGO FAMILY OFFICE FUND I, LLC

By:	/s/ Daniel J. Rauchle
Daniel J. Rauchle President

INDEX TO EXHIBITS

(a)	(i)	Certificate of Formation dated December 21, 2010

(b)	Bylaws

(j)	(ii)	Amended and Restated Appendix A to the Custodian Services Agreement dated as of January 3, 2011

(k)	(i)	Administration, Accounting and Investor Services Agreement dated as of January 3, 2011

	(ii)	Services Agreement dated as of January 3, 2011

	(iii)	Distribution and Investor Services Agreement dated as of January 3, 2011

(r)	Code of Ethics

(s)	Power of Attorney